(photo of the NYSE)
                              Security
                              Funds(SM)
================================================================================
                              ANNUAL REPORT

                              September 30, 2002

                              o Security Equity Fund
                                -Enhanced Index Series (p. 33)
                                -Equity Series (p. 28)
                                -Global Series (p. 11)
                                -International Series (p. 20)
                                -Large Cap Growth Series (p. 43)
                                -Mid Cap Value Series (p. 4)
                                -Select 25(R) Series (p. 8)
                                -Small Cap Growth Series (p. 24)
                                -Social Awareness Series (p. 16)
                                -Technology Series (p. 47)

                              o Security Large Cap Value Fund
                                (formerly known as Security Growth
                                and Income Fund) (p. 54)

                              o Security Mid Cap Growth Fund
                                (formerly known as Security
                                Ultra Fund) (p. 50)

                        [LOGO](R) Security Distributors, Inc.
                                  A Member of The Security Benefit
                                  Group of Companies

CHAIRMAN OF THE BOARD'S COMMENTARY
--------------------------------------------------------------------------------

November 15, 2002

[photo] John Cleland

To Our Shareholders:

September 30 marked the end of the fiscal year for Security Equity Fund, Security Growth and Income Fund and Security Mid Cap Growth Fund (formerly known as Security Ultra Fund), and the end of another disappointing period of performance for equity investors. In fact, the -17% return by the S&P 500 Stock Index in the calendar third quarter was the worst on record since 1924, and the worst overall quarter since the fourth quarter of 1997. Economic issues continue to make corporate earnings growth difficult at best. Since corporate earnings growth is a principal driver of the stock market, it is hard to make a case for higher stock prices until there is a better expectation for an improved global economic outlook.

Investor sentiment has been further affected by the continuing saga of corporate scandals, which have had an enormous impact on equity values. And the geopolitical environment continues to create possibilities of unexpected shocks occurring, reminding us that as always, the markets abhor uncertainty.

However, there are signs of an improved outlook to buoy investors' spirits. Interest rates remain at historically low levels, creating a more attractive valuation environment for the equity markets. Time, as well, would suggest that we are nearing, if not at, the end of this down market cycle. If the present climate continues, 2002 will be the first time since 1941 the equity markets have produced three consecutive years of negative returns. In this historic context, we would expect better conditions to emerge as we approach the new year.

There are also signs that the global economy may be improving. The Japanese appear, for the first time, to be making a serious attempt to deal with the overhanging debt burden on the books of their banking establishment, the first step toward creating the climate for new lending to help stimulate growth in the world's second-largest economy.

Here at home, the consumer continues to support our domestic economy, while housing and auto sales (which were stimulated by 0% interest rate financing) continue to provide real growth. A new generation of technology spending to support corporate productivity is on the horizon, with expectations that it will provide economic stimulus. Finally, fiscal spending in support of an all-out war effort against Iraq, should that occur, may prove to be a stimulus to economic growth prospects as well.

We would advise investors to continue to remember that time is on their side, and that conditions should be improving from a fundamental standpoint in the equity markets in the year ahead.

Sincerely,

/s/ John Cleland
John Cleland, Chairman
The Security Funds

--------------------------------------------------------------------------------

PRESIDENT'S COMMENTARY
--------------------------------------------------------------------------------
November 15, 2002


[photo] James Schmank

To Our Shareholders:

The market environment continues to prove difficult for all investors with little lasting strength and lots of volatility as the market searches for a foothold. Along with the ongoing pressures on the markets from weak economic conditions, the conflict in the Middle East, specifically the threat of war with Iraq, has only served to elongate this period of uncertainty.

Optimism Is Building

Despite all the negative news, some optimism is building that the worst is behind us and the market may begin a gradual improvement. The length of the current decline in the stock market has not been seen since World War II. Historically, the markets have always recovered following such declines. Interest rates remain at historic lows and fiscal policy appears to be accommodative. Housing remains strong and consumers have been prudent in their spending during the downturn. Investors' confidence, which was negatively affected by the numerous accounting scandals, is being restored as companies respond to the Sarbanes-Oxley legislation, which requires more scrutiny and certification of financial statements by corporate leaders. Companies are concentrating once again on growing their franchise value by better serving customers and offering improved products and services.

Security Benefit has a long-standing history of being a customer-focused company, and our portfolio managers philosophically believe that the best companies to invest in over the long term are those that continue to deliver on customer value. In fact, as we have analyzed our exposures to companies involved in recent scandals and bankruptcies, we have found that our overall experience has been favorable compared to that of the broader market.

We support the more rigorous standards of the Sarbanes-Oxley Act, and believe that the Act's requirements will improve investor confidence in information being reported, which will ultimately aid in the recovery of the financial markets. This, with an improving economic environment, should provide the ingredients for a resumption of growth in the markets, albeit at more traditional levels than those which occurred in the bull markets of the nineties.

Welcome To Our New Subadvisors

We would like to take this opportunity to welcome two new investment firms to the Security Funds investment team. Templeton Investment Counsel, LLC, recently took over the management of the International Fund, while RS Investments Management, L.P., is now managing the Small Cap Growth Fund. We believe that both companies adhere to the same principles that have built the Security Funds, and we look forward to a mutually beneficial relationship.

What To Do In These Times

It is times like these that point us back to the fundamentals of investing. It is more important than ever to identify an investment time frame and consider the appropriateness of portfolio strategy and goals. Remember that investment success occurs over long periods of time. Market cycles typically occur over periods of five years or more.

Once your plan is determined and a time horizon set, stay with the plan and don't become discouraged as the market ebbs and flows over the course of the market cycle. Remember, investments made today during these market lows should reap larger benefits when the markets rebound.

In the following pages, our portfolio managers discuss their individual portfolios. As always, we appreciate your confidence in us, and we thank you for choosing the Security Funds for your continued investments.

Sincerely,

/s/ James R. Schmank
James R. Schmank, President
The Security Funds

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - MID CAP VALUE SERIES

November 15, 2002

[photo] Jim Schier
Senior Portfolio Manager

[LOGO](R) Security
          Funds

Advisor, Security
Management Company, LLC

To Our Shareholders:

The mid cap value sector was relatively stable for the past 12 months, which was a period that saw many stock indices post double-digit negative returns. The Security Mid Cap Value Fund was down 4.89% for the period(1). While the benchmark S&P Mid Cap Value Index returned -3.39% for the period, the Fund outperformed its peer group's median return, which was -6.34%.

Telecommunications And Energy Weightings Positive

The Fund greatly benefited from its almost non-existent position in telecommunication services. The benchmark lost over 62% in this sector, while the Fund actually advanced 0.5% in its minimal holdings. In addition, the Fund's overweight position in the strong energy sector aided performance. Nearly 20% of the Fund's assets were in this area, which returned 6% for the year. However, our energy selection could have been even better, as the index advanced 19% in the energy sector.

Information Technology Selection Also Strong

While the information technology sector was down about 12% for the Fund over the past 12 months, the benchmark lost 36% in the same sector. Tier Technologies, Inc., which provides programming systems for government entities, advanced 79% on the year. Acxiom Corporation gained 50%, and Rational Software Company was up 73%.

Some Utilities Selections Premature

In the latter part of the 12-month period, the Fund added holdings in the troubled gas production portion of the utilities sector. This move proved to be slightly premature. In all, our utilities holdings declined 52% for the year. Williams Company and Mirant Corporation were both down over 80% for the year. Nevertheless, we believe that these companies offer real value and the perceived energy shortage ought to be short-lived. We plan to hold these stocks for now.

Technology And Consumer Discretionary Weightings Affect Performance

Despite the fact that our selection in the information technology sector was relatively very strong, our high weighting ended up hurting performance on an absolute basis. The Fund held a 19% weighting in the sector, compared to an 11% weighting for the benchmark.

In the consumer discretionary sector, it was a case of not enough of a good thing. The Fund held a 9% weighting in the sector, compared to 13% for the benchmark. Selection was also an issue, as our holding in the area returned a positive 9%, compared to a positive 13% for the benchmark. Catalogue retailer Coldwater Creek, Inc. was down 26% on the year, while Emmis Communications declined 48% on a soft advertising market.

Good Companies Creeping Into Value Sector

September 30, 2002, marked the end of the first year of negative performance for the Mid Cap Value Fund. With the recent carnage in the markets, many solid companies with what are traditionally considered to be growth stocks have seen their valuation drop into the value sector. This provides value investors with a wonderful opportunity to buy "growth" stocks at relatively inexpensive prices. We believe that the outlook for the Fund is as bright as ever, and we look for a rebound with the recovering market.

Sincerely,

Jim Schier
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - MID CAP VALUE SERIES

November 15, 2002

================================= PERFORMANCE ==================================

                        Security Mid Cap Value Series vs.
                             S&P Mid Cap Value Index

[BEGIN CHART]
              Mid Cap Value Series    S&P Mid Cap Value Index

05/01/1997       $10,000.00                 $10,000
09/30/1997        12,125.47                  12,471
09/30/1998        11,603.13                  11,931
09/30/1999        16,018.83                  13,124
09/30/2000        20,897.32                  16,465
09/30/2001        19,948.81                  16,838
09/30/2002        18,973.12                  16,268
[END CHART]

                            $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Mid Cap Value Series on May 1, 1997, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $18,973. By comparison, the same $10,000 investment would have grown to $16,268, based on the S&P Mid Cap Value Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                             Top 5 Equity Holdings*
                                                                         % of
                                                                      Net Assets
                                                                      ----------
W.R. Berkley Corporation                                                 3.3%

Pride International, Inc.                                                3.2%

Acxiom Corporation                                                       3.1%

Tidewater, Inc.                                                          2.8%

Computer Sciences Corporation                                            2.7%

*At September 30, 2002

                             Average Annual Returns
                            As of September 30, 2002

                         1 year          5 years         Since Inception
                         ------          -------         ---------------

A Shares                 (4.89%)           9.35%          13.92% (5-1-97)

A Shares with
  sales charge          (10.36%)           8.06%          12.68% (5-1-97)

B Shares                 (5.88%)           8.25%          12.79% (5-1-97)

B Shares with
  CDSC                  (10.58%)           7.95%          12.79% (5-1-97)

C Shares                 (5.79%)            N/A            7.51% (1-29-99)

C Shares with
  CDSC                   (6.73%)            N/A            7.51% (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
MID CAP VALUE SERIES

                                                         Principal
                                                         Amount or
                                                           Number       Market
CONVERTIBLE BONDS                                        of Shares      Value
--------------------------------------------------------------------------------
Construction Machinery - 4.1%
Shaw Group, Inc., 0.0% - 2021(1) ....................   $10,000,000   $5,100,000

Telecommunications - 1.0%
Ciena Corporation,
  3.75% - 2008 ......................................   $ 2,250,000    1,288,125
                                                                      ----------
  Total convertible bonds - 5.1% ....................                  6,388,125

PREFERRED STOCK
---------------
Oil & Gas Exploration & Production - 0.6%
Callon Petroleum Company ............................        41,300      739,270

COMMON STOCKS
-------------
Agricultural Products - 2.9%
Archer-Daniels-Midland
  Company ...........................................       200,000    2,502,000
Sylvan, Inc.* .......................................        91,000    1,048,602
                                                                      ----------
                                                                       3,550,602
Apparel & Accessories - 0.6%
Kellwood Company(2) .................................        35,000      800,100

Application Software - 0.9%
JDA Software Group, Inc.* ...........................        67,000      468,330
Lightspan, Inc.* ....................................       533,550      672,273
                                                                      ----------
                                                                       1,140,603
Auto Parts & Equipment - 0.7%
Modine Manufacturing
  Company ...........................................        38,100      724,662
Motorcar Parts & Accessories,
  Inc.* .............................................        50,000      130,000
                                                                      ----------
                                                                         854,662
Banks - 5.8%
Commerce Bancshares, Inc. ...........................        47,250    1,846,058
Net.Bank, Inc.* .....................................       220,219    2,292,480
Wilmington Trust Corporation ........................        48,200    1,393,944
Zions Bancorporation(2) .............................        38,000    1,654,140
                                                                      ----------
                                                                       7,186,622
Biotechnology - 1.3%
Millennium Pharmaceuticals,
  Inc.* .............................................       100,000      932,000
Protein Design Labs, Inc.* ..........................        81,000      672,300
                                                                      ----------
                                                                       1,604,300
Broadcasting & Cable TV - 0.1%
Cinar Corporation (Cl. B)* ..........................        86,000      163,400

Catalog Retail - 1.5%
Coldwater Creek, Inc.* ..............................       143,300    1,888,694

Commercial Printing - 1.5%
Banta Corporation ...................................        53,000    1,881,500

                                                           Number       Market
COMMON STOCKS (continued)                                of Shares      Value
--------------------------------------------------------------------------------
Construction & Engineering - 3.9%
Chicago Bridge & Iron Company
  N.V ...............................................        90,000   $2,160,000
Shaw Group, Inc.* ...................................       193,100    2,742,020
                                                                      ----------
                                                                       4,902,020
Construction & Farm Machinery - 0.1%
A.S.V., Inc.* .......................................        11,600       92,800

Data Processing Services - 1.2%
NDCHealth Corporation ...............................        92,000    1,430,600

Diversified Commercial Services - 1.7%
Angelica Corporation ................................        99,300    2,133,957

Diversified Financial Services - 0.9%
American Capital Stratigies, Ltd. ...................        62,000    1,168,080

Electric Utilities - 3.4%
Black Hills Corporation .............................        37,400      979,506
Unisource Energy Corporation ........................       217,200    3,312,300
                                                                      ----------
                                                                       4,291,806
Electronic Equipment & Instruments - 2.3%
Maxwell Technologies, Inc.* .........................       284,600    1,494,150
Powell Industries, Inc.* ............................        75,300    1,415,640
                                                                      ----------
                                                                       2,909,790
Environmental Services - 1.7%
TRC Companies, Inc.* ................................       120,000    2,058,000

Fertilizers & Agricultural Chemicals - 1.8%
Potash Corporation of
  Saskatchewan, Inc. ................................        35,000    2,177,000

Footwear - 1.5%
Brown Shoe Company, Inc. ............................       107,000    1,915,300

Gas Utilities - 2.3%
Kinder Morgan, Inc. .................................        82,000    2,906,900

Health Care Equipment - 1.4%
Inamed Corporation* .................................        73,600    1,692,800

Health Care Facilities - 1.3%
RehabCare Group, Inc.* ..............................        71,400    1,651,482

Health Care Supplies - 0.5%
Interpore International, Inc.* ......................        81,300      658,530

Industrial Machinery - 0.9%
Ingersoll-Rand Company ..............................        10,000      344,400
Quixote Corporation .................................        44,300      817,335
                                                                      ----------
                                                                       1,161,735
IT Consulting & Services - 7.3%
Acxiom Corporation*(2) ..............................       274,500    3,892,410
Computer Sciences
  Corporation* ......................................       123,000    3,418,170
Keane, Inc.* ........................................       260,000    1,755,000
                                                                      ----------
                                                                       9,065,580

--------------------------------------------------------------------------------
                                6  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
MID CAP VALUE SERIES (CONTINUED)

                                                        Number        Market
COMMON STOCKS (continued)                             of Shares       Value
--------------------------------------------------------------------------------
Leisure Products - 3.4%
Action Performance Companies,
  Inc.* .........................................        75,000    $  1,927,500
Mattel, Inc. ....................................        75,000       1,350,750
Midway Games, Inc.* .............................       173,000         948,040
                                                                   ------------
                                                                      4,226,290
Multi-Line Insurance - 1.2%
Unitrin, Inc. ...................................        46,800       1,436,760

Multi-Utilities - 2.2%
Mirant Corporation* .............................       780,000       1,723,800
Williams Companies, Inc. ........................       428,000         967,280
                                                                   ------------
                                                                      2,691,080
Networking Equipment - 1.7%
Adaptec, Inc.* ..................................       466,000       2,055,060

Oil & Gas Drilling - 7.3%
GlobalSantaFe Corporation .......................        70,000       1,564,500
Nabors Industries, Ltd.* ........................        53,000       1,735,750
National-Oilwell, Inc.* .........................        97,000       1,879,860
Pride International, Inc.* ......................       306,000       3,978,000
                                                                   ------------
                                                                      9,158,110
Oil & Gas Equipment & Services - 6.8%
Cooper Cameron Corporation* .....................        25,000       1,044,000
Key Energy Services, Inc* .......................       253,000       1,993,640
Newpark Resources, Inc.* ........................       171,000         677,160
Tidewater, Inc. .................................       127,700       3,446,623
Veritas DGC, Inc.* ..............................       120,500       1,302,605
                                                                   ------------
                                                                      8,464,028
Oil & Gas Exploration & Production - 7.9%
Callon Petroleum Company* .......................       221,700       1,077,462
Canadian Natural Resources, Ltd. ................        32,200       1,023,960
Evergreen Resources, Inc.* ......................        65,000       2,663,700
Kerr-Mcgee Corporation ..........................        28,000       1,216,320
Ocean Energy, Inc.(2) ...........................       105,000       2,094,750
Valero Energy Corporation .......................        65,000       1,720,550
                                                                   ------------
                                                                      9,796,742
Oil & Gas Integrated - 1.0%
Murphy Oil Corporation ..........................        15,000       1,231,050

Oil & Gas Refining & Marketing - 0.8%
TransMontaigne, Inc.* ...........................       197,000         981,060

Packaged Foods - 2.4%
Hain Celestial Group, Inc.* .....................        34,400         503,960
Hormel Foods Corporation ........................       114,000       2,494,320
                                                                   ------------
                                                                      2,998,280
Paper Products - 0.5%
Glatfelter ......................................        55,500         641,025

                                                      Principal
                                                      Amount or
                                                        Number        Market
COMMON STOCKS (continued)                             of Shares       Value
--------------------------------------------------------------------------------
Property & Casualty Insurance - 5.6%
Cincinnati Financial Corporation ................        60,000    $  2,134,800
MBIA, Inc. ......................................        18,750         749,062
W.R. Berkley Corporation ........................       120,000       4,080,000
                                                                   ------------
                                                                      6,963,862
Restaurants - 0.5%
Checkers Drive-In Restaurants,
  Inc.* .........................................        14,000         112,000
Steak n Shake Company* ..........................        46,700         513,700
                                                                   ------------
                                                                        625,700
Semiconductors - 0.9%
IXYS Corporation* ...............................       210,000       1,056,300

Specialty Chemicals - 1.4%
Material Sciences Corporation* ..................        85,700       1,042,969
Minerals Technologies, Inc. .....................        20,000         741,400
                                                                   ------------
                                                                      1,784,369
Telecommunications Equipment - 1.1%
Arris Group, Inc.* ..............................       240,000         888,000
Avanex Corporation* .............................       305,100         417,987
Oplink Communications, Inc.* ....................       122,900          71,282
                                                                   ------------
                                                                      1,377,269
Trucking - 2.6%
Covenant Transport, Inc.* .......................       105,500       1,846,250
Swift Transportation Company,
  Inc.* .........................................        86,000       1,341,600
                                                                   ------------
                                                                      3,187,850
                                                                   ------------
  Total common stocks - 94.8% ...................                   117,961,698

U.S. GOVERNMENT & AGENCIES - 1.1%
---------------------------------
Federal Home Loan Mortgage Corporation,
  1.67%, 10-10-02 ...............................    $1,400,000       1,399,415

REPURCHASE AGREEMENT - 0.1%
---------------------------
United Missouri Bank, 1.57%,
  10-01-02 (Collateralized by U.S.
  Treasury Note, 06-30-04 with
  a value of $90,173) ...........................       $88,000          88,000
                                                                   ------------
  Total investments - 101.7% ..................................     126,576,508
  Liabilities, less cash & other assets - (1.7%) ..............      (2,111,562)
                                                                   ------------
  Total net assets - 100.0% ...................................    $124,464,946
                                                                   ============

The identified cost of investments owned at September 30, 2002 was the same for federal income tax and financial statement purposes.

*Non-income producing security

(1) Deferred interest obligation currently zero under terms of initial offering.

(2) Security is segregated as collateral for futures, forward contracts or options.

--------------------------------------------------------------------------------
                                    7  See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SELECT 25(R) SERIES

November 15, 2002

[LOGO](R) Security
          Funds

Advisor, Security
Management Company, LLC

[photo] Terry Milberger
Senior Portfolio Manager

To Our Shareholders:

September 30, 2002, marked the end of another difficult year for concentrated portfolios like the Security Select 25 Fund. The Fund sticks to the philosophy that established companies with consistently high growth rates will pay solid returns over long periods of time. Therefore, the Fund invests in 25-30 quality growth stocks, which will generally excel in strong markets. Unfortunately, in times of high market volatility, the concentrated nature of the Fund will work against it. Nevertheless, the Fund outpaced the S&P 500 Stock Index over the past 12 months. The Fund returned -13.98%, compared to -20.47% for the Index over the same period(1).

Fund Strong In Consumer Discretionary Sector

Since Select 25 is a concentrated fund, we do not attempt to keep pace with the sector weightings of any particular index. The Fund does have a significant position in the consumer discretionary sector, which made up more than one-third of the portfolio. The Fund's consumer discretionary holding advanced nearly 1% for the year, while the same sector declined more than 11% in the S&P 500 Index.

Leading the way in this sector was the department store chain Kohl's Corporation. Kohl's advanced nearly 27% for the year, while another holding, motorcycle manufacturer Harley Davidson, Inc., gained 15%.

Fund Benefits From Lack Of Telecom Presence

Most of the high-flying telecommunications companies that prospered in the 1990s do not meet the criteria to be held in the Select 25. The Fund held no telecommunications positions in the past 12 months, which benefited the Fund, as the telecommunication services sector declined almost 57% in the S&P 500 Index.

Information Technology Still Hurting

The information technology sector as a whole continued to struggle through the past 12 months. We believe that our technology holdings are good stocks with strong outlooks, but the majority hurt performance this year. Microsoft Corporation performed relatively well for the year, declining about 14% in a year where the sector declined about 25%. Processor manufacturer, Intel Corporation, declined 32%, while Cisco Systems, Inc. was down about 14%.

Great Companies Perform Well In Good Environments

We continue to be optimistic about the future of the Select 25 Fund. The earnings of the Fund's holdings continue to grow at a faster rate than the S&P 500 Index. While the nature of the Fund limits diversification, we believe that holding premier companies over the long term will produce solid results.

In the future, we will explore strengthening our position in the health care sector, as that industry may have the highest growth rate for the near term. We will continue to select and hold companies with the potential for continued above-average earnings growth.

Sincerely,

/s/
Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SELECT 25(R) SERIES

November 15, 2002

================================= PERFORMANCE ==================================

                             Select 25(R) Series vs.
                                  S&P 500 Index

[BEGIN CHART]
            Select 25(R) Series       S&P 500 Index

01/29/1999       $10,000.00             $10,000
09/30/1999         9,924.60              10,024
09/30/2000        10,688.03              11,226
09/30/2001         7,144.20               8,135
09/30/2002         6,145.15               6,399
[END CHART]

                             10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Select 25 Series on January 29, 1999, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $6,145. By comparison, the same $10,000 investment would have been $6,399, based on the S&P 500 Index performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                             Top 5 Equity Holdings*
                                                                        % of
                                                                      Net Assets
                                                                      ----------
Clear Channel Communications, Inc.                                       4.3%

Viacom, Inc. (Cl.B)                                                      4.0%

Cardinal Health, Inc.                                                    3.8%

Omnicom Group, Inc.                                                      3.6%

Medtronic, Inc.                                                          3.6%

*At September 30, 2002

                             Average Annual Returns
                            As of September 30, 2002

                                       1 year                Since Inception
                                       ------                ---------------
A Shares                              (13.98%)              (11.00%) (1-29-99)

A Shares with sales charge            (18.91%)              (12.42%) (1-29-99)

B Shares                              (14.52%)              (11.60%) (1-29-99)

B Shares with CDSC                    (18.79%)              (12.33%) (1-29-99)

C Shares                              (14.59%)              (11.52%) (1-29-99)

C Shares with CDSC                    (15.45%)              (11.52%) (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
SELECT 25(R) SERIES

                                                          Number       Market
COMMON STOCKS                                           of Shares      Value
--------------------------------------------------------------------------------
Advertising - 3.7%
Omnicom Group, Inc. ................................       16,000   $   890,880

Aerospace & Defense - 3.0%
General Dynamics Corporation .......................        9,000       731,970

Banks - 3.0%
Fifth Third Bancorp ................................       12,000       734,760

Biotechnology - 1.9%
Amgen, Inc.* .......................................       11,000       458,700

Broadcasting & Cable TV - 7.2%
Clear Channel Communications,
  Inc.* ............................................       30,000     1,042,500
Univision Communications, Inc.* ....................       31,000       706,800
                                                                    ------------
                                                                      1,749,300
Data Processing Services - 3.0%
Automatic Data Processing, Inc. ....................       21,000       730,170

Department Stores - 3.2%
Kohl's Corporation* ................................       13,000       790,530

Diversified Financial Services - 5.2%
Citigroup, Inc. ....................................       23,000       681,950
Fannie Mae .........................................       10,000       595,400
                                                                    ------------
                                                                      1,277,350
Drug Retail - 2.7%
Walgreen Company ...................................       21,000       645,960

Food Distributors - 3.5%
Sysco Corporation ..................................       30,000       851,700

General Merchandise Stores - 3.0%
Wal-Mart Stores, Inc. ..............................       15,000       738,600

Health Care Distributors & Services - 3.8%
Cardinal Health, Inc. ..............................       15,000       933,000

Health Care Equipment - 6.1%
Baxter International, Inc. .........................       20,000       611,000
Medtronic, Inc. ....................................       21,000       884,520
                                                                    ------------
                                                                      1,495,520
Home Improvement Retail - 2.8%
Home Depot, Inc. ...................................       26,000       678,600

Industrial Conglomerates - 3.5%
General Electric Company ...........................       35,000       862,750

Motorcycle Manufacturers - 3.2%
Harley-Davidson, Inc. ..............................       17,000       789,650

Movies & Entertainment - 4.0%
Viacom, Inc. (Cl. B)* ..............................       24,000       973,200

Multi-line Insurance - 3.1%
American International Group,
  Inc. .............................................       14,000       765,800

Networking Equipment - 2.3%
Cisco Systems, Inc.* ...............................       53,000       555,440

                                                      Principal
                                                      Amount or
                                                        Number        Market
COMMON STOCKS (continued)                             of Shares       Value
-------------------------------------------------------------------------------
Pharmaceuticals - 6.0%
Forest Laboratories, Inc.* .........................        8,000   $   656,080
Johnson & Johnson ..................................       15,000       811,200
                                                                    ------------
                                                                      1,467,280
Semiconductors - 2.4%
Intel Corporation ..................................       43,000       597,270

Specialty Chemicals - 1.5%
Ecolab, Inc. .......................................        9,000       375,570

Systems Software - 3.2%
Microsoft Corporation* .............................       18,000       786,420
                                                                    ------------
  Total common stocks - 81.3% ...................................    19,880,420

U.S. GOVERNMENT & AGENCIES - 14.7%
----------------------------------
Federal National Mortgage Association,
  1.68%, 10-21-02 ..................................   $3,600,000     3,596,640

REPURCHASE AGREEMENT - 4.2%
---------------------------
United Missouri Bank, 1.57%,
  10-01-02 (Collateralized by
  U.S. Treasury Note, 04-30-03
  with a value of $1,041,254) ......................   $1,020,000     1,020,000
                                                                   ------------
  Total investments - 100.2% ....................................    24,497,060
  Liabilities, less cash & other assets - (0.2%) ................       (43,745)
                                                                   ------------
  Total net assets - 100.0% .....................................   $24,453,315
                                                                   ============

The identified cost of investments owned at September 30, 2002 was the same for federal income tax and financial statement purposes.

*Non-income producing security

--------------------------------------------------------------------------------
                                       10  See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - GLOBAL SERIES

November 15, 2002

[LOGO] OppenheimerFunds(R)
Subadvisor,
OppenheimerFunds, Inc.

[photo] William L. Wilby
Portfolio Manager

To Our Shareholders:

The Security Global Fund declined 14.04% for the 12-month period ended September 30, 2002, outperforming the benchmark MSCI World Index, which returned -19.18% over the same period(1).

Global Markets Negative In Recent Years

The Fund's performance reflected the acute negativity that has characterized global markets over the past two and a half years. In that regard, it was a disappointing showing even though the Fund managed to outpace its benchmark. At times like these, some might be tempted to discard their investment discipline and take a more shortsighted view. However, as long-term investors, we remain committed to our investment process and are confident that we hold solid companies with above-average earnings potential.

A host of economic, business and political issues exerted significant influence on global markets during the period. In the United States, post-September 11 optimism soon turned to pessimism as investors recoiled in the face of a sluggish economic recovery, accounting and corporate governance scandals, earnings disappointments and the mounting possibility of war with Iraq.

Europe, also mired in a sharp economic downturn, fared no better. While mirroring the slumping fortunes of the United States in the aftermath of the terrorist attacks, Europe's woes were exacerbated by severe summer floods, as well as limitations on individual European Union governments to inject fiscal stimulus into their sagging economies. The same held true in Japan, which experienced setbacks to government-advocated financial reforms, although late-period reports of new measures to offset deflation and stabilize the country's banking system gave reason for hope.

Meanwhile, some of the better-performing markets during the period were those of Southeast Asia, whose strong exports, rising consumer credit and increased domestic demand proved advantageous. In contrast, Latin America confronted uncertainties surrounding Brazil, which struggled with high debt levels and concerns over the outcome of its upcoming presidential election.

Fund Focuses On Companies

It's important to point out that we invest in companies, not countries or regions. Although we are cognizant of external events within a given market, our focus is not on the events themselves, but rather their impact on the business prospects of existing and prospective holdings.

In light of recent market conditions, which offer little in the way of near-term guidance, we maintained our "barbell strategy." This approach combines aggressive positions, such as technology stocks, with more defensive holdings, such as consumer product companies. Even though our aggressive holdings hurt the Fund during the period, we consider this positioning to be sound, given the range of possibilities regarding the scope and sustainability of an eventual economic recovery.

The same can be said about our investment style, which we describe as "contrarian growth." Despite the challenges we have encountered in recent years, we know of no better way to capture the long-term growth potential of stocks. By looking closely at a company's profit margins, revenue streams and management strength, while at the same time focusing on bad news that can temporarily depress a stock's value, we have continued to uncover good companies in good businesses at good prices the world over.

Signs Positive For Future

All of the key indicators that drive stock prices, such as earnings, liquidity, and valuations, are now positive. Global earnings have slowly started to turn. Liquidity remains positive as interest rates continue to decline. And valuations, especially outside of the U.S. are now attractive relative to bonds. Although we will certainly approach the coming months with caution, we will continue our one world, one stock market point of view.

Sincerely,

William L. Wilby
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.

Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - GLOBAL SERIES

November 15, 2002

================================= PERFORMANCE ==================================

                           Security Global Series vs.
                             Morgan Stanley Capital
                           International World Index

[BEGIN CHART]
              Global Series        MSCI World Index
10/01/1993     $10,000.00              $10,000
09/30/1994      10,226.42               10,807
09/30/1995      10,512.97               12,425
09/30/1996      12,377.35               14,189
09/30/1997      14,879.87               17,684
09/30/1998      13,619.93               17,774
09/30/1999      18,303.90               23,091
09/30/2000      26,913.90               25,049
09/30/2001      19,485.44               18,067
09/30/2002      16,749.72               14,597
[END CHART]

                            $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Global Series on October 1, 1993, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $16,750. By comparison, the same $10,000 investment would have grown to $14,597 based on the MSCI World Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                             Top 5 Equity Holdings*
                                                                     % of
                                                                   Net Assets
                                                                   ----------
Sanofi-Synthelabo S.A.                                                3.7%

Reckitt Benckiser plc                                                 3.6%

Cadence Design Systems, Inc.                                          2.6%

Electronic Arts, Inc.                                                 2.3%

Reed Elsevier plc                                                     2.1%

*At September 30, 2002

                             Average Annual Returns
                            As of September 30, 2002

                         1 year            5 years          Since Inception
                         ------            -------          ---------------

A Shares                (14.04%)            2.47%           6.59% (10-1-93)

A Shares with
  sales charge          (18.96%)            1.27%           5.89% (10-1-93)

B Shares                (14.35%)            1.83%          5.87% (10-19-93)

B Shares with
  CDSC                  (18.64%)            1.46%          5.87% (10-19-93)

C Shares                (14.74%)             N/A          (0.62%) (1-29-99)

C Shares with
  CDSC                  (15.59%)             N/A          (0.62%) (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
GLOBAL SERIES

                                                          Number       Market
COMMON STOCKS                                           of Shares      Value
--------------------------------------------------------------------------------
Australia - 1.9%
Australia & New Zealand
  Banking Group, Ltd. ..............................       144,420   $ 1,385,134

Belgium - 0.2%
Delhaize Group .....................................         8,800       142,805

Bermuda - 0.8%
Ace, Ltd. ..........................................        21,090       624,475

Brazil - 1.1%
Companhia de Bebidas
  das Americas .....................................        24,057       257,891
Empresa Brasileira de
  Aeronautica S.A. .................................        39,968       531,574
                                                                     -----------
                                                                         789,465
Canada - 2.3%
Bombardier, Inc. (Cl.B) ............................        69,200       190,211
Encana Corporation .................................        15,008       454,157
Husky Energy, Inc. .................................        69,890       735,823
Manulife Financial Corporation .....................        15,873       335,032
                                                                     -----------
                                                                       1,715,223
France - 6.5%
Essilor International S.A ..........................         7,600       308,255
JC Decaux S.A.* ....................................        21,000       237,014
Sanofi-Synthelabo S.A. .............................        48,214     2,718,427
Societe BIC S.A. ...................................        25,060       829,688
Suez S.A. ..........................................        14,920       234,747
Thomson Multimedia S.A.* ...........................        12,490       196,761
Valeo S.A. .........................................        10,787       309,483
                                                                     -----------
                                                                       4,834,375
Germany - 4.1%
Fresenius AG .......................................        18,014       406,448
Porsche AG .........................................         3,115     1,262,207
Volkswagon AG ......................................        16,153       583,006
Wella AG ...........................................        17,312       766,503
                                                                     -----------
                                                                       3,018,164
Hong Kong - 1.5%
Hong Kong & China Gas
Company, Ltd. ......................................       349,400       468,130
Television Broadcasts, Ltd. ........................       202,991       624,620
                                                                     -----------
                                                                       1,092,750
India - 2.6%
Hindustan Lever, Ltd. ..............................       184,600       659,176
Icici Bank, Ltd. ...................................        72,050       431,580
Infosys Technologies, Ltd. .........................         6,000       421,961
Zee Telefilms, Ltd.* ...............................       220,000       403,371
                                                                     -----------
                                                                       1,916,088

                                                         Number         Market
COMMON STOCKS (continued)                               of Shares       Value
--------------------------------------------------------------------------------
Japan - 8.2%
Credit Saison Company, Ltd.** ......................        28,200   $   619,640
Eisai Company, Ltd. ................................        18,200       420,092
KDDI Corporation ...................................           365     1,139,313
Keyence Corporation ................................         1,300       218,268
Kyocera Corporation ................................         5,000       334,730
Nintendo Company, Ltd. .............................         6,398       745,225
Seven-Eleven Japan Company,
  Ltd. .............................................         5,000       169,213
Sharp Corporation ..................................        72,000       691,375
Shiseido Company, Ltd. .............................        31,000       369,993
Sony Corporation ...................................        12,500       524,684
Takeda Chemical Industries, Ltd. ...................        10,000       403,319
Toshiba Corporation* ...............................        77,000       235,288
Trend Micro, Inc.* .................................         6,500       170,856
                                                                     -----------
                                                                       6,041,996
Korea - 0.9%
SK Telecom Company, Ltd.* ..........................        17,600       700,079

Mexico - 1.7%
Fomento Economico Mexicano
  S.A. de C.V. .....................................       121,800       411,973
Grupo Modelo, S.A. de C.V. .........................       164,100       410,671
Grupo Televisa S.A. ADR* ...........................        17,764       452,804
                                                                     -----------
                                                                       1,275,448
Netherlands - 2.5%
Koninklijke Numico N.V. ............................        23,800       253,562
Koninklijke (Royal) Philips
Electronics N.V ....................................        14,500       210,656
Qiagen N.V.* .......................................         7,961        36,743
Royal Dutch Petroleum
  Company ..........................................        16,709       671,201
Wolters Kluwer N.V .................................        37,188       672,578
                                                                     -----------
                                                                       1,844,740
Norway - 0.1%
Tandberg ASA* ......................................        10,200        99,787

Singapore - 1.1%
Singapore Press Holdings, Ltd. .....................        76,729       820,262

Spain - 0.2%
Amadeus Global Travel
Distribution S.A. ..................................        35,772       149,899

Switzerland - 1.2%
Kudelski S.A.* .....................................         3,974        54,355
Novartis AG ........................................        21,188       837,769
                                                                     -----------
                                                                         892,124

--------------------------------------------------------------------------------
                                     13  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
GLOBAL SERIES (CONTINUED)

                                                         Number         Market
COMMON STOCKS (continued)                               of Shares       Value
--------------------------------------------------------------------------------
United Kingdom - 15.8%
Amersham plc .......................................        24,000   $   201,922
AstraZeneca plc ....................................         9,458       286,467
Boots Company plc ..................................        34,672       287,348
BP plc ADR .........................................        20,667       824,613
BT Group plc .......................................       167,350       432,922
Cadbury Schweppes plc ..............................       142,467       947,704
Diageo plc .........................................        61,760       766,307
Dixons Group plc ...................................       132,430       358,727
Hanson plc .........................................       128,070       637,944
Oxford GlycoSciences plc* ..........................        15,648        35,682
Pearson plc ........................................        67,970       540,861
Reckitt Benckiser plc ..............................       140,740     2,651,506
Reed Elsevier plc ..................................       184,795     1,588,176
Rentokil Initial plc ...............................       219,337       719,178
Royal Bank of Scotland Group plc ...................        39,289       740,813
Six Continents plc .................................        46,531       432,462
Smith & Nephew plc .................................        34,230       206,708
                                                                     -----------
                                                                      11,659,340
United States - 34.1%
Affymetrix, Inc.* ..................................        10,900       226,720
American Express Company ...........................        22,900       714,022
Amgen, Inc.* .......................................        23,200       967,440
Applera Corporation - Applied
Biosystems Group ...................................        21,300       389,790
Applied Materials, Inc.* ...........................         9,600       110,880
AT&T Corporation ...................................        26,200       314,662
Bank One Corporation ...............................        40,259     1,505,687
Berkshire Hathaway, Inc. (Cl. B)* ..................           310       764,150
Best Buy Company, Inc.* ............................         9,574       213,596
Broadcom Corporation* ..............................        21,200       226,416
Cadence Design Systems, Inc.* ......................       189,864     1,930,917
ChevronTexaco Corporation ..........................         9,983       691,323
Circuit City Stores-Circuit City
  Group ............................................        48,571       735,851
Citigroup, Inc. ....................................         8,666       256,947
Electronic Arts, Inc.* .............................        25,664     1,692,797
Fannie Mae .........................................        10,000       595,400
Gap, Inc. ..........................................        29,400       318,990
Gilead Sciences, Inc.* .............................        26,100       875,133
Human Genome Sciences, Inc.* .......................        18,900       227,934
IDEC Pharmaceuticals
  Corporation* .....................................         2,400        99,648
International Business Machines
  Corporation ......................................         2,967       173,243
International Flavors & Fragrances,
  Inc. .............................................        22,402       713,504
International Game Technology* .....................         6,600       456,324
JDS Uniphase Corporation* ..........................       148,700       289,668
Johnson & Johnson ..................................        16,152       873,500

                                                      Principal
                                                      Amount or
                                                        Number        Market
COMMON STOCKS (continued)                             of Shares       Value
-------------------------------------------------------------------------------
United States (continued)
Laboratory Corporation of
  American Holdings* ...............................        10,600   $   358,068
Lockheed Martin Corporation ........................         6,700       433,289
MBNA Corporation ...................................         9,000       165,420
National Semiconductor
  Corporation* .....................................        46,200       551,628
Novellus Systems, Inc.* ............................         4,800        99,888
Oxford Health Plans, Inc.* .........................         7,500       292,050
Pfizer, Inc. .......................................        22,338       648,249
Protein Design Labs, Inc.* .........................         2,300        19,090
Qualcomm, Inc.* ....................................        52,120     1,439,554
Quest Diagnostics, Inc.* ...........................        11,700       719,901
Quintiles Transnational
  Corporation* .....................................        15,977       151,941
RadioShack Corporation* ............................        13,700       274,822
Raytheon Company ...................................        44,300     1,297,990
Scientific-Atlanta, Inc. ...........................        40,800       510,408
Sirius Satellite Radio, Inc.* ......................        39,500        39,500
Sybase, Inc.* ......................................        48,962       568,938
Symantec Corporation* ..............................        10,000       336,700
Synopsys, Inc.* ....................................        16,485       628,903
Wachovia Corporation ...............................        25,508       833,856
Wyeth ..............................................         8,690       276,342
XM Satellite Radio Holdings, Inc.* .................        50,000       195,000
                                                                     -----------
                                                                      25,206,079
                                                                     -----------
  Total common stocks - 86.8% ....................................    64,208,233

FOREIGN CORPORATE BOND
----------------------
United Kingdom - 0.0%
Telewest Communications plc,
  11.00% - 2007 ....................................   $   130,000        20,475

PREFERRED STOCK
---------------
Brazil - 0.4%
Tele Norte Leste Participacoes
  S.A. .............................................    57,703,354       314,007

REPURCHASE AGREEMENT - 9.9%
---------------------------
  State Street, 0.65%, 10-01-02
  (Collateralized by FHLMC,
  3.00%, 01-30-04 with a value
  of $7,455,283) ...................................   $ 7,305,218     7,305,218
                                                                     -----------
  Total investments - 97.1% ......................................    71,847,933
  Cash & other assets, less liabilities - 2.9% ...................     2,142,551
                                                                     -----------
  Total net assets - 100.0% ......................................   $73,990,484
                                                                     ===========

--------------------------------------------------------------------------------
                                     14  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
GLOBAL SERIES (CONTINUED)

INVESTMENT CONCENTRATION
--------------------------------------------------------------------------------
At September 30, 2002, Global Series' investment concentration by industry was as follows:

  Advertising .......................................................    0.3%
  Aerospace/Defense .................................................    3.1%
  Auto Parts & Supplies .............................................    0.4%
  Automobiles .......................................................    2.5%
  Banks & Credit ....................................................    6.6%
  Beverages .........................................................    3.1%
  Broadcast Media ...................................................    2.3%
  Building & Construction ...........................................    0.9%
  Chemicals .........................................................    0.3%
  Communications ....................................................    2.0%
  Computer Software .................................................    6.2%
  Computer Systems ..................................................    1.1%
  Cosmetics .........................................................    1.5%
  Electrical Equipment ..............................................    0.8%
  Electronics .......................................................    3.4%
  Entertainment .....................................................    1.4%
  Financial Services ................................................    4.5%
  Food Wholesalers ..................................................    1.3%
  Healthcare ........................................................   10.1%
  Household Products ................................................    4.6%
  Insurance .........................................................    1.4%
  Manufacturing .....................................................    1.2%
  Medical ...........................................................    1.4%
  Natural Gas .......................................................    1.3%
  Office Equipment ..................................................    1.1%
  Oil ...............................................................    4.0%
  Pharmaceuticals ...................................................    4.3%
  Publishing ........................................................    3.1%
  Retail ............................................................    2.5%
  Semiconductors ....................................................    1.3%
  Services ..........................................................    1.9%
  Telecommunications ................................................    6.3%
  Toys & Sporting Goods .............................................    1.0%
  Repurchase agreement ..............................................    9.9%
  Cash & other assets, less liabilities .............................    2.9%
                                                                       -----
                                                                       100.0%
                                                                       =====

The identified cost of investments for federal income tax purposes at September
  30, 2002 was $88,780,360.

*Non-income producing security

**Passive Foreign Investment Company

ADR (American Depositary Receipt)


--------------------------------------------------------------------------------
                                       15  See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES

November 15, 2002

[LOGO](R) Security
          Funds

Advisor, Security
Management Company, LLC

[photo] Cindy L. Shields
Senior Portfolio Manager

To Our Shareholders:

Recently I was promoted to Head of Equity Asset Management of Security Management Company, LLC. In my new position, I will manage the business development of our equity team, as well as oversee equity trading and manage the equity research and support staff. I have enjoyed managing the Security Social Awareness Fund since its inception in 1996. While I no longer will handle the day-to-day operations of the portfolio, I leave the Fund in capable hands.

Introducing Mark Mitchell, CFA

I would like to welcome Mark Mitchell, CFA, to the Security Funds investment team. Mark took over the management of the Security Social Awareness Fund in September of this year. He has over 15 years of experience in finance and investing, and comes to us from GE Asset Management, where he served as a portfolio manager and equity analyst. I have great confidence in Mark's abilities, and I look forward to watching the Fund advance under his leadership.

Fund Performance

The difficulties facing equity investors for more than two years are well documented. The realm of socially responsible investing was not immune to these challenges. The Social Awareness Fund posted a return of -17.83% for the past 12 months, outperforming the benchmark Domini Social Index, which returned -19.19% over the same period(1).

Tough Times For Telecommunications, Utilities And Technology

Telecommunication services was the worst performing area for the Fund. Our holdings in this sector declined 57% for the year. However, we held only about half the weighting of the benchmark in the sector, which ultimately aided our performance relative to the index. There were just too many players in the industry, many finding it challenging to shift to newer technologies to stay competitive. One Fund holding, SBC Communications, declined 56% on the year.

The Fund held a very small weighting in the utilities sector, which helped to cut losses on a relative basis. However, the sector as a whole declined 56% on the year. Meanwhile, the information technology sector was down 25% for the Fund, versus the index, which was down 26%. There were some bright spots in this area, with Dell Computer and Hewlett Packard gaining 27% and 23%, respectively. However, these gains were more than offset by continued muted technology spending by much of corporate America. Fund holdings in IBM, Intel and Microsoft were down 36%, 32% and 15%, respectively.

Positive Gains In Energy And Materials

Our lone holding in the energy sector, BJ Services Company, advanced 46% on the year. BJ's success, through concentration in oil field services, allowed the Fund to outpace the benchmark's energy holdings, which returned only 18%.

The Fund was also able to outperform the benchmark in the materials sector with a return of 23% versus only 2% for the benchmark. Praxair, Inc., which manufactures industrial gases, advanced over 23% on the year based on positive earnings surprises driven in part by strong international growth.

Visibility Remains Limited

It is extremely hard to know where the markets are headed considering this unsettled economic environment. However, our style is focused on selecting the best companies and paying the right price for them, not on market timing. We believe that this focus will help us deliver strong results, and that we will be well positioned when the markets eventually recover.

We believe it's important to stay true to a long-term investment plan in times of uncertainty. A disciplined, dollar cost averaging strategy, while not assuring profits or protecting against losses in a declining market, should be the best way to take advantage of the natural highs and lows in a market cycle.

Sincerely,

Cindy Shields
Head of Equity Asset Management

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES

November 15, 2002

================================= PERFORMANCE ==================================

                      Security Social Awareness Series vs.
                              Domini Social Index

[BEGIN CHART]
                Social Awareness Series         Domini Social Index

11/01/1996           $10,000.00                      $10,000
09/30/1997            11,300.25                       13,937
09/30/1998            12,191.50                       15,687
09/30/1999            15,375.90                       20,722
09/30/2000            16,895.03                       22,758
09/30/2001            11,875.92                       16,667
09/30/2002             9,758.77                       13,471
[END CHART]

                            $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Social Awareness Series on November 1, 1996, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been to $9,759. By comparison, the same $10,000 investment would have grown to $13,471 based on the Domini Social Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.


                             Top 5 Equity Holdings*
                                                                       % of
                                                                    Net Assets
                                                                    ----------
Microsoft Corporation                                                  6.7%

American International Group, Inc.                                     4.0%

Merck & Company, Inc.                                                  3.9%

Johnson & Johnson                                                      3.8%

Procter & Gamble Company                                               3.5%

*At September 30, 2002

                             Average Annual Returns
                            As of September 30, 2002

                              1 year        5 years        Since Inception
                             -------        -------       -----------------
A Shares                     (17.83%)       (2.99%)         0.60% (11-1-96)

A Shares with
  sales charge               (22.57%)       (4.13%)       (0.41%) (11-1-96)

B Shares                     (18.58%)       (4.03%)       (0.47%) (11-1-96)

B Shares with
  CDSC                       (22.65%)       (4.41%)       (0.47%) (11-1-96)

C Shares                     (18.56%)          N/A       (13.00%) (1-29-99)

C Shares with
  CDSC                       (19.38%)          N/A       (13.00%) (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
SOCIAL AWARENESS SERIES

                                                          Number       Market
COMMON STOCKS                                           of Shares      Value
--------------------------------------------------------------------------------
Advertising - 1.4%
Omnicom Group, Inc. ................................        3,500   $   194,880

Air Freight & Couriers - 0.5%
FedEx Corporation ..................................        1,400        70,098

Airlines - 1.2%
Southwest Airlines Company .........................       13,200       172,392

Banks - 8.1%
Bank of America Corporation ........................        5,200       331,760
Bank of New York Company, Inc. .....................          100         2,874
Bank One Corporation ...............................        5,300       198,220
Fifth Third Bancorp ................................        2,100       128,583
Mellon Financial Corporation .......................        3,400        88,162
Northern Trust Corporation .........................        1,200        45,264
Wells Fargo & Company ..............................        7,700       370,832
                                                                    -----------
                                                                      1,165,695
Biotechnology - 1.3%
Amgen, Inc.* .......................................        4,500       187,650

Broadcasting & Cable TV - 1.2%
Clear Channel Communications,
  Inc.* ............................................        1,592        55,322
Comcast Corporation* ...............................        5,600       116,816
                                                                    -----------
                                                                        172,138
Computer Hardware - 3.1%
Dell Computer Corporation* .........................       13,900       326,928
International Business Machines
  Corporation ......................................        1,500        87,585
Sun Microsystems, Inc.* ............................       11,200        29,008
                                                                    -----------
                                                                        443,521
Computer Storage & Peripherals - 0.3%
EMC Corporation* ...................................        9,500        43,415

Construction & Farm Machinery - 0.9%
Deere & Company ....................................        2,800       127,260

Consumer Finance - 1.5%
Capital One Financial
  Corporation ......................................        1,100        38,412
MBNA Corporation ...................................        9,900       181,962
                                                                    -----------
                                                                        220,374
Data Processing Services - 1.2%
Paychex, Inc. ......................................        7,000       170,240

Department Stores - 1.4%
Kohl's Corporation* ................................        3,400       206,754

Diversified Financial Services - 5.3%
American Express Company ...........................        5,800       180,844
Fannie Mae .........................................        4,500       267,930
J.P. Morgan Chase & Company ........................       11,200       212,688
Merrill Lynch & Company, Inc. ......................        3,300       108,735
                                                                    -----------
                                                                        770,197

                                                          Number       Market
COMMON STOCKS (continued)                               of Shares      Value
-------------------------------------------------------------------------------
Drug Retail - 1.6%
CVS Corporation ....................................        4,600   $   116,610
Walgreen Company ...................................        3,700       113,812
                                                                    -----------
                                                                        230,422
Electrical Equipment & Instruments - 1.1%
Molex, Inc. ........................................        6,600       155,232

Food Retail - 0.9%
Kroger Company* ....................................        9,300       131,130

General Merchandise Stores - 2.0%
Family Dollar Stores, Inc. .........................        5,200       139,776
Target Corporation .................................        4,900       144,648
                                                                    -----------
                                                                        284,424
Health Care Distributors & Services - 1.6%
Cardinal Health, Inc. ..............................        3,712       230,886

Health Care Equipment - 2.2%
Medtronic, Inc. ....................................        7,700       324,324

Home Improvement Retail - 2.9%
Home Depot, Inc. ...................................       10,400       271,440
Lowe's Companies, Inc. .............................        3,600       149,040
                                                                    -----------
                                                                        420,480
Household Products - 6.3%
Colgate-Palmolive Company ..........................        4,400       237,380
Kimberly-Clark Corporation .........................        3,000       169,920
Procter & Gamble Company ...........................        5,700       509,466
                                                                    -----------
                                                                        916,766
Industrial Conglomerates - 1.3%
3M Company .........................................        1,700       186,949

Industrial Gases - 1.3%
Praxair, Inc. ......................................        3,700       189,107

Industrial Machinery - 0.8%
Illinois Tool Works, Inc. ..........................        2,100       122,493

Insurance Brokers - 0.8%
Marsh & McLennan Companies,
  Inc. .............................................        2,800       116,592

Integrated Telecommunication Services - 2.9%
AT&T Corporation ...................................       11,244       135,040
SBC Communications, Inc. ...........................       13,948       280,355
                                                                    -----------
                                                                        415,395
Life & Health Insurance - 0.5%
Aflac, Inc. ........................................        2,200        67,518

Movies & Entertainment - 3.6%
AOL Time Warner, Inc.* .............................       11,100       129,870
Viacom, Inc. (Cl. B)* ..............................        6,700       271,685
Walt Disney Company ................................        8,100       122,634
                                                                    -----------
                                                                        524,189


--------------------------------------------------------------------------------
                                       18  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
SOCIAL AWARENESS SERIES (CONTINUED)

                                                          Number       Market
COMMON STOCKS (continued)                               of Shares      Value
-------------------------------------------------------------------------------
Multi-Line Insurance - 4.0%
American International Group,
  Inc. .............................................       10,654   $   582,774

Networking Equipment - 2.3%
Cisco Systems, Inc.* ...............................       31,900       334,312

Oil & Gas Equipment & Services - 1.0%
BJ Services Company* ...............................        5,800       150,800

Packaged Foods - 0.8%
General Mills, Inc. ................................        2,700       119,934

Pharmaceuticals - 10.6%
Allergan, Inc. .....................................        2,900       157,760
Forest Laboratories, Inc.* .........................        1,500       123,015
Johnson & Johnson ..................................       10,104       546,424
Merck & Company, Inc. ..............................       12,200       557,662
Schering-Plough Corporation ........................        6,900       147,108
                                                                    -----------
                                                                      1,531,969
Property & Casualty Insurance - 1.3%
Chubb Corporation ..................................        3,400       186,422

Publishing & Printing - 1.7%
McGraw-Hill Companies, Inc. ........................        1,600        97,952
New York Times Company .............................        3,200       145,440
                                                                    -----------
                                                                        243,392
Restaurants - 0.6%
McDonald's Corporation .............................        5,000        88,300

Semiconductor Equipment - 0.5%
Applied Materials, Inc.* ...........................        7,000        80,850

Semiconductors - 4.0%
Analog Devices, Inc.* ..............................        2,500        49,250
Intel Corporation ..................................       30,200       419,478
Texas Instruments, Inc. ............................        8,100       119,637
                                                                    -----------
                                                                        588,365
Soft Drinks - 5.8%
Coca-Cola Company ..................................       10,600       508,376
PepsiCo, Inc. ......................................        8,900       328,856
                                                                    -----------
                                                                        837,232
Systems Software - 7.3%
Adobe Systems, Inc. ................................        4,800        91,680
Microsoft Corporation* .............................       22,100       965,549
                                                                    -----------
                                                                      1,057,229
Telecommunications Equipment - 0.8%
Qualcomm, Inc.* ....................................        2,400        66,288
Scientific-Atlanta, Inc. ...........................        4,300        53,793
                                                                    -----------
                                                                        120,081
                                                                    -----------
  Total common stocks - 97.9% ......................                 14,182,181

                                                          Number       Market
REPURCHASE AGREEMENT                                    of Shares      Value
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.3%
---------------------------
United Missouri Bank, 1.57%,
  10-01-02 (Collateralized by
  U.S. Treasury Note, 04-30-03
  with a value of $333,453) ........................     $326,000     $ 326,000
                                                                    -----------
  Total investments - 100.2% ....................................    14,508,181
  Liabilities, less cash & other assets - (0.2%) ................       (31,586)
                                                                    -----------
  Total net assets - 100.0% .....................................   $14,476,595
                                                                    ===========

The identified cost of investments owned at September 30, 2002 was the same for federal income tax and financial statement purposes.

*Non-income producing security


--------------------------------------------------------------------------------
                                       19  See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - INTERNATIONAL SERIES

November 15, 2002

[photo] Jim Schmank, President
The Security Funds

[LOGO]
Franklin(R) Templeton(R) Investments

To Our Shareholders:

On September 3, 2002, the Fund's board of directors appointed Templeton Investment Counsel, LLC, a subsidiary of Franklin Templeton Investments, as the new sub-advisor for the Security International Fund. Antonio T. Docal, CFA, leads the investment team now managing the Fund.

Templeton utilizes a disciplined, long-term approach to value-oriented international investing. They employ a bottom-up stock selection approach, seeking value around the world with a global industry focus and long-term investment horizon. Templeton's international equity strategy seeks to find companies selling at a substantial discount to their determination of fair market value based on earnings and cash flow growth. Their analysts employ fundamental valuation techniques and five-year earnings and cash flow forecasts to identify the most attractive stocks globally.

Fund Performance

The Fund's benchmark MSCI EAFE Index was down 15.53% for the 12 months ended September 30, 2002, while the Fund was down 19.51% over the same period(1). Templeton realigned the Fund's holdings into their investment strategy shortly after assuming management of the Fund in September 2002.

Financials Strong For The Fund

Throughout the period, the domestically focused European retail banks were the greatest contributors to the Fund. Financials have been one of the strongest contributors to performance due to a low interest rate environment. We benefited from owning stocks within the sector such as Bank of Ireland, Banco Popular, and Nomura Holdings.

While emerging markets were weak over the 12-month period, the Pacific ex-Japan area remained robust. The Fund held Samsung Electronics, which has benefited from diversifying its business away from semiconductors. Samsung is a market leader and has traded at attractive valuations.

Over- And Underweight Positions Affect Performance The consumer staples and utilities sectors were strong in the international markets. Unfortunately, the Fund held underweight positions relative to the benchmark in both of these areas. These positions ultimately had a negative effect on the performance of the Fund. In addition, the Fund was overweight in the health care sector, which proved to be a detractor as well. The sector as a whole suffered as concerns over patents, top line growth and generic competition sparked negative sentiment.

Welcome To Templeton

We are very excited to have Templeton join the Security Management investment team. Templeton is a premier global investment management organization, with experience and expertise in international investing not found in many investment firms. We have the utmost confidence in Templeton's abilities, and we look forward to a long and mutually beneficial relationship.

Sincerely,

James R. Schmank, President
The Security Funds

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.

Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - INTERNATIONAL SERIES

November 15, 2002

================================= PERFORMANCE ==================================

                    International Series vs. Morgan Stanley
                        Capital International EAFE Index

[BEGIN CHART]
             International Series    MSCI EAFE Index

01/29/1999       $10,000.00              $10,000
09/30/1999         9,462.77               10,905
09/30/2000        10,377.00               11,278
09/30/2001         6,743.70                8,089
09/30/2002         5,428.33                6,856
[END CHART]

                            $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of International Series on January 29, 1999, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $5,428. By comparison, the same $10,000 investment would have been $6,856, based on the Morgan Stanley Capital International EAFE Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                             Top 5 Equity Holdings*
                                                                      % of
                                                                    Net Assets
                                                                    ----------

Nestle S.A.                                                            2.7%

Unilever N.V. CVA                                                      2.2%

E. on AG                                                               2.1%

ENI SpA                                                                2.0%

Samsung Electronics Company, Ltd.                                      1.9%

*At September 30, 2002

                             Average Annual Returns
                            As of September 30, 2002

                                          1 year           Since Inception
                                          ------           ---------------

A Shares                                 (19.51%)         (13.95%) (1-29-99)

A Shares with sales charge               (24.14%)         (15.33%) (1-29-99)

B Shares                                 (20.18%)         (14.58%) (1-29-99)

B Shares with CDSC                       (24.17%)         (15.29%) (1-29-99)

C Shares                                 (20.12%)         (14.50%) (1-29-99)

C Shares with CDSC                       (20.92%)         (14.50%) (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
INTERNATIONAL SERIES

                                                          Number      Market
FOREIGN STOCKS                                          of Shares     Value
--------------------------------------------------------------------------------
Australia - 3.2%
APN News & Media, Ltd. .................................    12,775   $   18,604
Australia & New Zealand
  Banking Group, Ltd. ..................................     6,775       64,979
BHP Billiton, Ltd. .....................................     3,770       18,540
Iluka Resources, Ltd. ..................................    10,585       26,746
Mayne Group, Ltd. ......................................    15,675       29,898
WMC, Ltd. ..............................................    14,550       56,057
                                                                     ----------
                                                                        214,824
Bermuda - 2.4%
Ace, Ltd. ..............................................     2,700       79,947
XL Capital, Ltd. .......................................     1,065       78,278
                                                                     ----------
                                                                        158,225
Canada - 3.6%
Alcan, Inc. ............................................     1,580       39,097
BCE, Inc. ..............................................     5,430       96,194
Husky Energy, Inc. .....................................     3,770       39,692
Transcanada Pipelines, Ltd. ............................     4,405       62,595
                                                                     ----------
                                                                        237,578
Finland - 2.2%
M-real Oyj .............................................     5,170       35,000
Stora Enso Oyj .........................................     9,290       89,977
UPM-Kymmene Oyj ........................................       790       21,705
                                                                     ----------
                                                                        146,682
France - 7.6%
Alstom .................................................     8,125       30,674
Aventis S.A ............................................     1,860       97,427
Axa ....................................................     5,430       53,289
Compagnie Generale des
  Establissements Michelin .............................     2,540       71,342
Pechiney S.A ...........................................     1,954       51,948
Suez S.A ...............................................     3,748       58,970
Totalfinaelf S.A .......................................       715       94,124
Valeo S.A ..............................................     1,450       41,601
                                                                     ----------
                                                                        499,375
Germany - 7.6%
BASF AG ................................................     2,305       81,781
Bayer AG ...............................................     2,781       47,961
Deutsche Post AG .......................................     7,466       63,604
E.on AG ................................................     2,916      137,754
Gehe AG ................................................     1,400       57,559
Muenchener Rueckversicherungs-
  Gesellschaft AG ......................................       350       36,905
Volkswagen AG ..........................................     2,020       72,907
                                                                     ----------
                                                                        498,471

                                                           Number      Market
FOREIGN STOCKS (continued)                               of Shares     Value
--------------------------------------------------------------------------------
Hong Kong - 4.7%
Cheung Kong Holdings, Ltd. .............................    11,419   $   72,031
HSBC Holdings plc ......................................     9,790      100,729
Hutchison Whampoa, Ltd. ................................    14,082       81,608
SCMP Group, Ltd. .......................................    66,629       28,831
Swire Pacific, Ltd. ....................................     7,607       30,039
                                                                     ----------
                                                                        313,238
Israel - 1.2%
Check Point Software Technologies,
  Ltd.* ................................................     2,720       37,373
Teva Pharmaceutical Industries,
Ltd. ADR ...............................................       660       44,220
                                                                     ----------
                                                                         81,593
Italy - 3.9%
Banca Nazionale del Lavoro
  SpA ..................................................    26,635       29,087
Eni SpA ................................................     9,649      132,361
Riunione Adriatica di Sicurta
  SpA ..................................................     4,371       51,363
Sanpaolo - IMI SpA .....................................     8,410       47,293
                                                                     ----------
                                                                        260,104
Japan - 9.1%
East Japan Railway Company .............................        21       97,979
Hitachi, Ltd. ..........................................    13,750       68,897
Komatsu, Ltd. ..........................................    10,750       36,116
NEC Corporation ........................................    12,750       61,477
Nippon Express Company, Ltd. ...........................    12,667       57,123
Nippon Telegraph & Telephone
  Corporation ..........................................        19       63,209
Nomura Holdings, Inc. ..................................     4,000       52,571
Ono Pharmaceutical Company,
  Ltd. .................................................     2,429       73,824
Sony Corporation .......................................     2,100       88,147
                                                                     ----------
                                                                        599,343
Korea - 5.2%
Kookmin Bank ...........................................     1,442       52,559
Korea Electric Power Corporation
  ADR ..................................................     8,270       77,159
KT Corporation ADR .....................................     3,900       86,502
Samsung Electronics Company,
  Ltd. .................................................       510      123,995
                                                                     ----------
                                                                        340,215
Mexico - 1.3%
Cemex S.A. de C.V. ADR .................................         1           21
Telefonos de Mexico S.A. de
  C.V ..................................................     3,000       84,450
                                                                     ----------
                                                                         84,471


--------------------------------------------------------------------------------
                                       22  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
INTERNATIONAL SERIES (CONTINUED)

                                                           Number      Market
FOREIGN STOCKS (continued)                               of Shares     Value
--------------------------------------------------------------------------------
Netherlands - 7.1%
Akzo Nobel N.V .........................................     1,580   $   50,905
IHC Caland N.V .........................................       700       31,823
ING Groep N.V ..........................................     5,702       78,950
Koninklijke (Royal) Philips
  Electronics N.V ......................................     5,260       76,417
Unilever N.V ...........................................     2,410      142,670
Wolters Kluwer N.V .....................................     4,730       85,546
                                                                     ----------
                                                                        466,311
New Zealand - 1.4%
Telecom Corporation of New
  Zealand, Ltd. ........................................    39,725       91,665

Norway - 0.8%
Norsk Hydro ASA ........................................     1,400       52,707

Singapore - 1.0%
DBS Group Holdings, Ltd. ...............................    10,985       69,224

Spain - 6.0%
Banco Popular Espanol S.A ..............................     1,317       50,736
Endesa S.A .............................................     6,710       60,678
Iberdrola S.A ..........................................     6,920       89,591
Repsol YPF S.A .........................................     7,300       86,503
Telefonica S.A.* .......................................    14,615      108,908
                                                                     ----------
                                                                        396,416
Sweden - 3.1%
Atlas Copco AB .........................................     1,840       30,658
Holmen AB ..............................................     2,370       51,758
Nordea AB ..............................................    14,460       57,878
Volvo AB ...............................................     4,210       61,067
                                                                     ----------
                                                                        201,361
Switzerland - 6.8%
Clariant AG ............................................     2,060       37,195
Nestle S.A .............................................       821      179,448
Swiss Re ...............................................     1,581       88,913
Syngenta AG ............................................     1,309       71,439
UBS AG* ................................................     1,652       68,740
                                                                     ----------
                                                                        445,735
United Kingdom - 12.7%
BAE Systems plc ........................................    30,135       91,108
BHP Billiton plc .......................................    10,021       46,410
British Airways plc ....................................    16,885       25,491
Cable & Wireless plc ...................................    37,790       68,789
Chubb plc ..............................................    23,855       40,516
Cookson Group plc ......................................    57,480       18,305
Imperial Chemical Industries plc .......................    19,435       62,197
Invensys plc ...........................................    37,430       35,906
Kidde plc ..............................................    44,670       45,661
Lloyds TSB Group plc ...................................    11,570       85,425
Marks & Spencer Group plc ..............................    17,530       88,423
Shell Transport & Trading
  Company plc ..........................................    16,252       96,801

                                                        Principal
                                                        Amount or
                                                          Number      Market
FOREIGN STOCKS (continued)                              of Shares     Value
--------------------------------------------------------------------------------
United Kingdom (continued)
Shire Pharmaceuticals Group plc ........................     7,670   $   62,058
Smiths Group plc .......................................     7,190       72,647
                                                                     ----------
                                                                        839,737
                                                                     ----------
  Total foreign stocks - 90.9% ...................................    5,997,275

U.S. GOVERNMENT & AGENCIES - 10.3%
----------------------------------
Federal Home Loan Bank,
  1.50% , 10-01-02 .....................................  $679,000      679,000
                                                                     ----------
  Total investments - 101.2% .....................................    6,676,275
  Liabilities, less cash & other assets - (1.2%) .................      (78,317)
                                                                     ----------
  Total net assets - 100.0% ......................................   $6,597,958
                                                                     ==========

INVESTMENT CONCENTRATION
------------------------
At September 30, 2002, International Series' investment concentration, by industry, was as follows:

  Aerospace/Defense ............................................     1.4%
  Airlines .....................................................     0.4%
  Automobiles ..................................................     2.0%
  Auto Parts & Supplies ........................................     0.6%
  Banks & Credit ...............................................     9.5%
  Chemicals ....................................................     6.2%
  Computer Software ............................................     0.6%
  Electric Utilities ...........................................     3.4%
  Electronics ..................................................     7.0%
  Financial Services ...........................................     3.8%
  Food Processing ..............................................     4.9%
  Industrial Services ..........................................     0.3%
  Insurance ....................................................     5.3%
  Machinery ....................................................     0.5%
  Manufacturing ................................................     5.5%
  Medical ......................................................     0.5%
  Metals & Minerals ............................................     3.6%
  Miscellaneous ................................................     0.5%
  Natural Gas ..................................................     0.9%
  Oil ..........................................................     6.8%
  Paper & Forest Products ......................................     3.0%
  Pharmaceuticals ..............................................     5.1%
  Publishing ...................................................     2.0%
  Real Estate Development ......................................     1.1%
  Retail .......................................................     1.3%
  Services .....................................................     2.1%
  Telecommunications ...........................................     9.1%
  Tire & Rubber ................................................     1.1%
  Transportation ...............................................     2.4%
  U.S. Government & Agencies ...................................    10.3%
  Liabilities, less cash & other assets ........................    (1.2%)
                                                                   ------
                                                                   100.0%
                                                                   ------

The identified cost of investments for federal income tax purposes at September
  30, 2002 was $7,598,102.

*Non-income producing security

ADR (American Depositary Receipt)


--------------------------------------------------------------------------------
                                       23  See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES

November 15, 2002

[LOGO] RS|investments

[photo] Jim Schmank, President
The Security Funds

To Our Shareholders:

On September 3, 2002, the Fund's board of directors appointed RS Investments Management, L.P,. as the new sub-advisor for the Security Small Cap Growth Fund. William J. Wolfenden, III leads the investment team now managing the Fund.

RS Investments is an investment management boutique focused on equity investments in small to mid-sized companies. They seek to provide capital appreciation from a diversified portfolio of rapidly growing small cap companies with market capitalization less than $750 million at the time of purchase. Their philosophy calls for a research-driven investment process with an eye toward owning good growth companies early, run by strong management teams and trading at attractive valuations in the market.

Fund Performance

The Fund's benchmark Russell 2000 Growth Index was down 18.16% for the 12-month period ending September 30, 2002, while the Fund returned -19.59% over the same period(1). After assuming management of the Fund from Strong Capital Management, Inc., RS Investments cautiously liquidated many stock positions and purchased stocks they deemed more attractive in today's market environment. By the end of September, the portfolio repositioning had not yet been fully implemented and the Fund carried approximately 37% in cash, which positively impacted performance over the month. We anticipate the Fund to be fully invested during the fourth quarter of 2002.

Fund Positioned For Elusive Economic Recovery

After the September 11, 2001, attacks, the markets began showing signs of recovery. During the dramatic fourth quarter 2001 rebound, the technology sector appeared to be re-emerging as a top-performing area. With the belief that an economic recovery was approaching, Strong began to significantly increase the Fund's technology weighting. Over the last five years, it has become apparent that the technology sector is highly cyclical and moves with the economy. Strong's economic forecast also directed them to move the portfolio into an underweight position in traditionally defensive positions, such as health care and consumer staples.

Despite growing evidence of continued economic strengthening, the markets persistently moved lower over the course of the year. Because of the delayed recovery, the decisions to overweight technology positions and underweight defensive sectors turned out to be premature and negatively affected performance.

Welcome To RS Investments

In searching for a new sub-advisor for the Small Cap Growth Fund, RS Investments immediately stood out as the front runner. Their success and expertise in focusing on the most dynamic, fastest growing companies in the U.S. economy gives us great confidence in the direction they will take the Fund. We are proud to welcome RS Investments to the Security Management investment team.

Sincerely,

James R. Schmank, President
The Security Funds

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES

November 15, 2002

================================= PERFORMANCE ==================================

                      Security Small Cap Growth Series vs.
                           Russell 2000 Growth Index

[BEGIN CHART]
                Small Cap           Russell 2000
              Growth Series         Growth Index

10/15/1997     $10,000.00              $10,000
09/30/1998       8,443.63                7,517
09/30/1999      12,597.51                9,970
09/30/2000      21,992.61               12,928
09/30/2001      10,570.20                7,430
09/30/2002       8,499.31                6,081
[END CHART]

                            $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Small Cap Growth Series on October 15, 1997, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $8,499. By comparison, the same $10,000 investment would have been $6,081, based on the Russell 2000 Growth Index performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                             Top 5 Equity Holdings*
                                                                      % of
                                                                   Net Assets
                                                                   ----------

Coinstar, Inc.                                                        1.9%

Guitar Center, Inc.                                                   1.7%

Scottish Annuity & Life Holdings, Ltd.                                1.6%

Aaron Rents, Inc.                                                     1.6%

School Specialty, Inc.                                                1.5%

*At September 30, 2002

                             Average Annual Returns
                            As of September 30, 2002

                                         1 year            Since Inception
                                         ------            ---------------
A Shares                                (19.59%)          (2.63%) (10-15-97)

A Shares with sales charge              (24.23%)          (3.78%) (10-15-97)

B Shares                                (20.28%)          (3.61%) (10-15-97)

B Shares with CDSC                      (24.26%)          (4.00%) (10-15-97)

C Shares                                (20.15%)           (7.23%) (1-29-99)

C Shares with CDSC                      (20.95%)           (7.23%) (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
SMALL CAP GROWTH SERIES

                                                         Number        Market
COMMON STOCKS                                          of Shares       Value
--------------------------------------------------------------------------------
Aerospace & Defense - 2.6%
Cubic Corporation ....................................     9,400   $   159,800
Herley Industries, Inc.* .............................    11,900       220,983
                                                                   -----------
                                                                       380,783
Apparel & Accessories - 1.0%
Ashworth, Inc.* ......................................    30,000       148,500

Apparel Retail - 0.8%
Hot Topic, Inc.* .....................................     6,500       117,195

Application Software - 2.4%
Insignia Systems, Inc. ...............................     1,300        10,725
NetScout Systems, Inc.* ..............................    16,700        61,122
Opnet Technologies, Inc.* ............................    22,200       140,526
Quest Software, Inc.* ................................     4,800        45,120
Serena Software, Inc.* ...............................     7,800        93,600
                                                                   -----------
                                                                       351,093
Banks - 1.3%
East West Bancorp, Inc. ..............................     1,200        40,512
R&G Financial Corporation ............................     7,000       152,740
                                                                   -----------
                                                                       193,252
Biotechnology - 3.5%
CV Therapeutics, Inc.* ...............................     3,800        79,458
Connetics Corporation* ...............................     7,500        69,375
Embrex, Inc.* ........................................    10,000       111,000
Exact Sciences Corporation* ..........................     3,300        44,121
La Jolla Pharmaceutical
  Company* ...........................................     6,900        29,394
SangStat Medical Corporation* ........................     5,800       120,988
Telik, Inc.* .........................................     5,300        65,614
                                                                   -----------
                                                                       519,950
Broadcasting & Cable TV - 0.7%
Regent Communications, Inc.* .........................    19,400        98,552

Casinos & Gaming - 0.8%
Scientific Games Corporation* ........................    17,200       115,257

Catalog Retail - 1.5%
School Specialty, Inc.* ..............................     8,900       222,589

Computer & Electronics Retail - 0.9%
LeapFrog Enterprises, Inc.* ..........................     6,900       130,410

Computer Storage & Peripherals - 0.7%
Applied Films Corporation* ...........................     9,800       107,212

Consumer Electronics - 0.7%
Universal Electronics, Inc.* .........................    11,700       104,715

Data Processing Services - 0.2%
Per-Se Technologies, Inc.* ...........................     2,900        28,652

                                                         Number        Market
COMMON STOCKS (continued)                              of Shares       Value
--------------------------------------------------------------------------------
Diversified Commercial Services - 5.5%
Bright Horizons Family Solutions,
  Inc.* ..............................................     5,800   $   161,994
Career Education Corporation* ........................     3,500       168,028
Coinstar, Inc.* ......................................    11,000       283,580
ICT Group, Inc.* .....................................     2,600        52,650
Regis Corporation ....................................     5,000       141,450
                                                                   -----------
                                                                       807,702
Electrical Components & Equipment - 1.7%
Paxar Corporation* ...................................    14,800       215,192
Wilson Greatbach Technologies,
  Inc.* ..............................................     1,500        41,700
                                                                   -----------
                                                                       256,892
Electronic Equipment & Instruments - 2.1%
Analogic Corporation .................................     4,800       201,072
Newport Corporation ..................................     3,100        34,968
Photon Dynamics, Inc.* ...............................     4,000        74,520
                                                                   -----------
                                                                       310,560
Food Distributors - 0.9%
NuCo2, Inc.* .........................................    15,300       125,154

Health Care Distributors & Services - 3.2%
Dianon Systems, Inc.* ................................     3,500       165,585
MedSource Technologies, Inc.* ........................    12,300        92,496
VitalWorks, Inc.* ....................................    30,000       218,100
                                                                   -----------
                                                                       476,181
Health Care Equipment - 1.8%
Closure Medical Corporation* .........................     1,800        20,088
Conceptus, Inc.* .....................................    10,000       153,000
Quiton Cardiology Systems, Inc.* .....................    15,400        93,925
                                                                   -----------
                                                                       267,013
Health Care Facility - 0.6%
U.S. Physical Therapy, Inc.* .........................     8,000        84,400

Health Care Supplies - 0.5%
Interpore International, Inc.* .......................     8,600        69,660

Home Furnishings - 0.5%
Kirkland's, Inc.* ....................................     4,300        73,530

Internet Software & Services - 3.4%
Embarcadero Technologies, Inc.* ......................    16,000        67,040
Interwoven, Inc.* ....................................    19,000        38,152
S1 Corporation* ......................................    22,100       118,456
Tumbleweed Communications
  Corporation* .......................................    65,000        59,156
Websense, Inc.* ......................................    18,500       214,785
                                                                   -----------
                                                                       497,589
IT Consulting & Services - 1.8%
Carreker Corporation* ................................    20,800       127,504
Tier Technologies, Inc. (Cl.B)* ......................     7,000       132,440
                                                                   -----------
                                                                       259,944


--------------------------------------------------------------------------------
                                       26  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
SMALL CAP GROWTH SERIES (CONTINUED)

                                                         Number        Market
COMMON STOCKS                                          of Shares       Value
--------------------------------------------------------------------------------
Leisure Products - 0.8%
Action Performance Companies,
  Inc.* ..............................................     6,700   $   172,190

Managed Health Care - 2.2%
American Medical Security
  Group* .............................................    10,500       148,470
Centene Corporation* .................................     6,500       173,485
                                                                   -----------
                                                                       321,955
Oil & Gas Drilling - 0.4%
Unit Corporation* ....................................     2,700        51,705

Oil & Gas Equipment & Services - 1.5%
Maverick Tube Corporation* ...........................    10,900        96,683
Superior Energy Services, Inc.* ......................    20,100       130,650
                                                                   -----------
                                                                       227,333
Oil & Gas Exploration & Production - 0.8%
Cal Dive International, Inc.* ........................     5,700       114,952

Packaged Foods - 0.8%
Monterey Pasta Company* ..............................    25,500       118,575

Pharmaceuticals - 2.9%
Atherogenics, Inc.* ..................................    26,900       168,394
Atrix Laboratories, Inc.* ............................     2,500        37,000
NPS Pharmaceuticals, Inc.* ...........................     4,000        82,272
Nastech Pharmaceutical Company,
  Inc.* ..............................................     7,700        63,756
Pozen, Inc.* .........................................    10,200        51,714
Versicor, Inc.* ......................................     3,800        32,376
                                                                   -----------
                                                                       435,512
Real Estate Investment Trusts - 1.0%
Annaly Mortgage Management,
  Inc. ...............................................     7,700       142,065

Reinsurance - 1.6%
Scottish Annuity & Life Holdings,
  Ltd. ...............................................    13,600       231,880

Restaurants - 1.3%
Famous Dave's of America, Inc.* ......................    37,700       199,045

Semiconductor Equipment - 1.5%
AXT, Inc* ............................................     6,700        13,936
Genus, Inc.* .........................................    18,300        22,143
Logicvision, Inc.* ...................................    29,400        72,618
Mykrolis Corporation* ................................    14,200        87,330
UltraTech Stepper, Inc.* .............................     2,300        18,607
                                                                   -----------
                                                                       214,634

                                                       Principal
                                                       Amount or
                                                         Number       Market
COMMON STOCKS (continued)                              of Shares      Value
--------------------------------------------------------------------------------
Semiconductors - 4.8%
Actel Corporation* ...................................     3,600   $    37,440
Artisan Components, Inc.* ............................    24,000       218,616
California Micro Devices
  Corporation* .......................................    26,100       116,145
Monolithic System Technology,
  Inc.* ..............................................    19,000       190,000
Power Integrations, Inc.* ............................     6,600        80,454
Zoran Corporation* ...................................     6,600        72,600
                                                                   -----------
                                                                       715,255
Specialty Stores - 4.4%
Aaron Rents, Inc. ....................................    10,000       230,000
Guitar Center, Inc.* .................................    13,400       251,652
Hibbett Sporting Goods, Inc.* ........................     5,600       116,200
Tractor Supply Company* ..............................     1,700        54,026
                                                                   -----------
                                                                       651,878
Systems Software - 0.6%
Talx Corporation* ....................................     7,100        93,507

Wireless Telecommunication Services - 0.6%
EMS Technologies, Inc.* ..............................     8,000        82,080
                                                                   -----------
  Total common stocks - 64.3% ..................................     9,519,351

REPURCHASE AGREEMENT - 38.6%
----------------------------
United Missouri Bank, 1.57%, 10-01-02
  (Collateralized by U.S. Treasury
  Note, 04-30-03 with a value of
  $5,831,230) ....................................... $5,716,000     5,716,000
                                                                   -----------
  Total investments - 102.9% ...................................    15,235,351
  Liabilities, less cash & other assets - (2.9%) ...............      (429,915)
                                                                   -----------
  Total net assets - 100.0% ....................................   $14,805,436
                                                                   ===========

The identified cost of investments for federal income tax purposes at September
  30, 2002 was $15,739,681.

*Non-income producing security


--------------------------------------------------------------------------------
                                       27  See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - EQUITY SERIES

November 15, 2002

[photo] Terry Milberger
Senior Portfolio Manager

[LOGO](R) Security
          Funds

Advisor, Security
Management Company, LLC

To Our Shareholders:

The combination of recession and consumer uncertainty created by an overall negative environment made for a difficult past 12 months for equity investors. The Security Equity Fund returned -19.97% for the one-year period ended September 30, 2002, keeping pace with the benchmark S&P 500 Stock Index, which returned -20.47% over the same period(1).

Telecommunications And Information Technology Weak

The telecommunication services sector declined 31% for the benchmark. But because of our slight underweight position in this area and good stock selection, we were able to trim the impact of losses in the sector to just under 25%. The fund had only half the weighting of the benchmark in Verizon Communications, which was down nearly 48% for the year. The fund was also underweight in Sprint PCS, which lost almost 93% for the benchmark.

The Fund also held about half the weighting of the benchmark in the information technology sector, which was down about 57% on the year. The underweight position helped cut our losses on an absolute basis from this disappointing area. The Fund continues to hold a significant position in Microsoft, which continues to hold up relatively well in this unstable environment.

Some Health Care And Consumer Staples Names Aid The Fund

We believe that the health care sector has a promising outlook for the future, and is currently growing at a faster pace than the market as a whole. The Fund has a significant weight in Johnson & Johnson, which performed relatively well for the past 12 months, losing only about 1%. Express Scripts, Inc. advanced 12.5%. The strength of these positive performers helped prevent a greater loss in the health care area, which was down 23% for the Fund.

Our holdings in the consumer staples area declined 6.7% compared to 3% for the benchmark. But our underweight position in the sector and strong performance from three key holdings helped even the effect of the sector on the Fund, relative to the benchmark. Anheuser Busch was a major winner for the Fund, based on excellent Budweiser sales. The stock advanced nearly 23% for the year. In addition, Coca Cola advanced 4%. The Fund also held an overweight position in newspaper company Gannett, Inc., which gained nearly 22% on the year.

Market Outlook And The Future Of The Equity Fund

In the future, we will continue to focus on finding the sectors with the best earnings growth. This has always been the key to success for our winning stocks. We look to increase our emphasis in the health care sector, while decreasing our exposure to financials, as we believe earnings growth may slow in the year ahead. We plan to remain underweight in technology until corporate profits increase as there is a strong correlation between corporate profits and technology spending.

We believe we are in the middle of a once-in-a-decade buying opportunity. We haven't had a bear market comparable to this one since the early 70s. Valuations are extremely low and all signs suggest that we are at the bottom of the market cycle. We believe that the uncertainty surrounding Iraq may be soon behind us. With improving economic conditions, we expect to see earnings and stock prices start to move back up.

Sincerely,

Terry Milberger
Senior Portfolio Manger

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - EQUITY SERIES

November 15, 2002

================================= PERFORMANCE ==================================

                           Security Equity Series vs.
                                 S&P 500 Index

[BEGIN CHART]
              Equity Series         S&P 500 Index

09/30/1991     $10,000.00              $10,000
09/30/1993      11,562.79               10,984
09/30/1994      11,788.54               11,075
09/30/1995      15,062.57               13,988
09/30/1996      18,812.65               16,451
09/30/1997      24,847.03               22,673
09/30/1998      26,680.44               24,342
09/30/1999      32,192.29               30,702
09/30/2000      34,328.70               34,383
09/30/2001      24,834.82               24,915
09/30/2002      19,875.67               19,598
[END CHART]

                             $10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1991, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $19,876. By comparison, the same $10,000 investment would have grown to $19,598 based on the S&P 500 Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.


                             Top 5 Equity Holdings*
                                                                         % of
                                                                      Net Assets
                                                                      ----------
General Electric Company                                                 4.6%

S&P Depositary Receipts                                                  4.2%

Microsoft Corporation                                                    4.1%

Exxon Mobil Corporation                                                  3.2%

Wal-Mart Stores, Inc.                                                    3.1%

*At September 30, 2002

                             Average Annual Returns
                            As of September 30, 2002

                                    1 year         5 years         10 years
                                    ------         -------         --------
A Shares                           (19.97%)        (4.45%)           7.75%
A Shares with sales charge         (24.59%)        (5.58%)           7.11%
B Shares                           (20.82%)        (5.41%)           5.16%
                                                                  (10-19-93)
                                                               (since inception)
B Shares with CDSC                 (24.78%)        (5.79%)           5.16%
                                                                  (10-19-93)
                                                               (since inception)
C Shares                           (20.78%)       (13.61%)            N/A
                                                  (1-29-99)
                                              (since inception)
C Shares with CDSC                 (21.57%)       (13.61%)            N/A
                                                  (1-29-99)
                                              (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
EQUITY SERIES

                                                            Number       Market
COMMON STOCKS                                             of Shares      Value
----------------------------------------------------------------------------------
Advertising - 1.0%
Omnicom Group, Inc. ..................................       90,450   $  5,036,256

Aerospace & Defense - 1.7%
General Dynamics Corporation .........................       40,150      3,265,400
United Technologies
  Corporation ........................................       90,400      5,106,696
                                                                      ------------
                                                                         8,372,096
Airlines - 0.2%
Southwest Airlines Company ...........................       85,000      1,110,100

Aluminum - 0.4%
Alcoa, Inc. ..........................................      110,500      2,132,650

Auto Parts & Equipment - 0.5%
Delphi Corporation ...................................      118,000      1,008,900
Lear Corporation* ....................................       30,200      1,257,830
                                                                      ------------
                                                                         2,266,730
Automobile Manufacturers - 0.2%
General Motors Corporation ...........................       20,100        781,890

Banks - 4.7%
Bank of America Corporation ..........................       80,400      5,129,520
Bank of New York Company,
  Inc. ...............................................      100,550      2,889,807
Fifth Third Bancorp ..................................       60,300      3,692,169
Fleetboston Financial
  Corporation ........................................       90,500      1,839,865
Washington Mutual, Inc. ..............................      105,500      3,320,085
Wells Fargo & Company ................................      125,500      6,044,080
                                                                      ------------
                                                                        22,915,526
Biotechnology - 0.6%
Amgen, Inc.* .........................................       65,200      2,718,840

Brewers - 0.5%
Anheuser-Busch Companies, Inc. .......................       50,300      2,545,180

Broadcasting & Cable TV - 1.9%
Clear Channel Communications,
  Inc.* ..............................................      146,325      5,084,794
Comcast Corporation* .................................       58,000      1,209,880
Cox Communications, Inc.* ............................       60,300      1,482,777
Univision Communications, Inc.* ......................       65,300      1,488,840
                                                                      ------------
                                                                         9,266,291
Computer & Electronics Retail - 0.1%
Best Buy Company, Inc.* ..............................       25,000        557,750

Computer Hardware - 2.2%
Dell Computer Corporation* ...........................      200,900      4,725,168
International Business Machines
  Corporation ........................................      100,000      5,839,000
                                                                      ------------
                                                                        10,564,168
Computer Storage & Peripherals - 0.6%
Lexmark International, Inc.* .........................       60,300      2,834,100

                                                            Number       Market
COMMON STOCKS (continued)                                 of Shares      Value
----------------------------------------------------------------------------------
Consumer Finance - 1.4%
Capital One Financial Corporation ....................       65,300   $  2,280,276
Household International, Inc. ........................       40,000      1,132,400
MBNA Corporation .....................................      180,900      3,324,942
                                                                      ------------
                                                                         6,737,618
Data Processing Services - 1.2%
Automatic Data Processing, Inc. ......................      100,350      3,489,169
DST Systems, Inc.* ...................................       50,200      1,479,394
First Data Corporation ...............................       30,200        844,090
                                                                      ------------
                                                                         5,812,653
Department Stores - 0.4%
Kohl's Corporation* ..................................       15,100        918,231
Sears, Roebuck & Company .............................       23,000        897,000
                                                                      ------------
                                                                         1,815,231
Diversified Commercial Services - 0.3%
H&R Block, Inc. ......................................       30,200      1,268,702

Diversified Financial Services - 6.5%
American Express Company .............................       60,350      1,881,713
Citigroup, Inc. ......................................      401,766     11,912,362
Fannie Mae ...........................................      150,600      8,966,724
Goldman Sachs Group, Inc. ............................       30,100      1,987,503
Merrill Lynch & Company, Inc. ........................       90,500      2,981,975
Morgan Stanley .......................................      110,400      3,740,352
                                                                      ------------
                                                                        31,470,629
Drug Retail - 1.6%
CVS Corporation ......................................       60,400      1,531,140
Walgreen Company .....................................      200,800      6,176,608
                                                                      ------------
                                                                         7,707,748
Electrical Components & Equipment - 0.3%
Emerson Electric Company .............................       33,000      1,450,020

Food Distributors - 0.2%
Sysco Corporation ....................................       30,000        851,700

Footwear - 0.4%
Nike, Inc. (Cl. B) ...................................       40,100      1,731,518

General Merchandise Stores - 3.8%
Family Dollar Stores, Inc. ...........................       40,200      1,080,576
Target Corporation ...................................       90,400      2,668,608
Wal-Mart Stores, Inc. ................................      301,350     14,838,474
                                                                      ------------
                                                                        18,587,658
Health Care Distributors & Services - 2.5%
Amerisourcebergen Corporation ........................       30,200      2,156,884
Cardinal Health, Inc. ................................       97,975      6,094,045
Express Scripts, Inc.* ...............................       24,000      1,308,480
Laboratory Corporation of America
  Holdings* ..........................................       40,000      1,351,200
Patterson Dental Company* ............................       20,100      1,028,718
                                                                      ------------
                                                                        11,939,327


--------------------------------------------------------------------------------
                                       30  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
EQUITY SERIES (CONTINUED)

                                                            Number       Market
COMMON STOCKS (continued)                                 of Shares      Value
----------------------------------------------------------------------------------
Health Care Equipment - 2.4%
Baxter International, Inc. ...........................       80,400   $  2,456,220
Guidant Corporation* .................................       50,300      1,625,193
Medtronic, Inc. ......................................      175,800      7,404,696
                                                                      ------------
                                                                        11,486,109
Health Care Facilities - 0.6%
HCA, Inc. ............................................       25,100      1,195,011
Tenet Healthcare Corporation* ........................       37,650      1,863,675
                                                                      ------------
                                                                         3,058,686
Home Improvement Retail - 1.2%
Home Depot, Inc. .....................................      231,000      6,029,100

Hotels - 0.6%
Carnival Corporation .................................       76,000      1,907,600
Marriott International, Inc. .........................       33,000        956,670
                                                                      ------------
                                                                         2,864,270
Household Products - 2.0%
Colgate-Palmolive Company ............................       40,250      2,171,487
Kimberly-Clark Corporation ...........................       55,300      3,132,192
Procter & Gamble Company .............................       50,200      4,486,876
                                                                      ------------
                                                                         9,790,555
Industrial Conglomerates - 5.9%
3M Company ...........................................       30,100      3,310,097
General Electric Company .............................      903,850     22,279,903
Tyco International, Ltd. .............................      201,100      2,835,510
                                                                      ------------
                                                                        28,425,510
Industrial Gases - 0.4%
Praxair, Inc. ........................................       35,100      1,793,961

Industrial Machinery - 0.5%
Illinois Tool Works, Inc. ............................       15,150        883,699
SPX Corporation* .....................................       15,000      1,513,500
                                                                      ------------
                                                                         2,397,199
Insurance Brokers - 0.5%
Marsh & McLennan Companies,
  Inc. ...............................................       60,200      2,506,728

Integrated Oil & Gas - 5.0%
Chevrontexaco Corporation ............................       45,200      3,130,100
Conocophillips .......................................       50,200      2,321,248
Exxon Mobil Corporation ..............................      481,900     15,372,610
Royal Dutch Petroleum
  Company ............................................       90,000      3,615,300
                                                                      ------------
                                                                        24,439,258
Integrated Telecommunications Services - 1.5%
Bellsouth Corporation ................................       50,400        925,344
SBC Communications, Inc. .............................      180,700      3,632,070
Verizon Communications, Inc. .........................      100,400      2,754,976
                                                                      ------------
                                                                         7,312,390

                                                            Number       Market
COMMON STOCKS (continued)                                 of Shares      Value
----------------------------------------------------------------------------------
IT Consulting & Services - 0.2%
Computer Sciences
  Corporation* .......................................       40,200   $  1,117,158

Life & Health Insurance - 1.5%
Aflac, Inc. ..........................................      125,600      3,854,664
Metlife, Inc. ........................................      100,300      2,282,828
Prudential Financial, Inc.* ..........................       40,400      1,153,824
                                                                      ------------
                                                                         7,291,316
Motorcycle Manufacturers - 0.7%
Harley-Davidson, Inc. ................................       75,300      3,497,685

Movies & Entertainment - 1.5%
AOL Time Warner, Inc.* ...............................      100,450      1,175,265
Viacom, Inc. (Cl. B)* ................................      145,600      5,904,080
                                                                      ------------
                                                                         7,079,345
Multi-Line Insurance - 2.8%
American International Group,
  Inc. ...............................................      200,912     10,989,886
Hartford Financial Services Group,
  Inc. ...............................................       65,300      2,677,300
                                                                      ------------
                                                                        13,667,186
Networking Equipment - 1.0%
Cisco Systems, Inc.* .................................      451,900      4,735,912

Oil & Gas Equipment & Services - 0.3%
Halliburton Company ..................................      100,500      1,297,455

Oil & Gas Exploration & Production - 1.3%
Anadarko Petroleum Corporation .......................       40,100      1,786,054
Apache Corporation ...................................       50,200      2,984,390
Talisman Energy, Inc. ................................       40,200      1,612,020
                                                                      ------------
                                                                         6,382,464
Oil & Gas Refining & Marketing - 0.2%
Valero Energy Corporation ............................       40,200      1,064,094

Packaged Foods - 0.5%
Kraft Foods, Inc. ....................................       30,200      1,101,092
McCormick & Company, Inc. ............................       50,000      1,140,000
                                                                      ------------
                                                                         2,241,092
Personal Products - 0.3%
Avon Products, Inc. ..................................       27,000      1,244,700

Pharmaceuticals - 10.3%
Abbott Laboratories ..................................       60,400      2,440,160
Allergan, Inc. .......................................       40,200      2,186,880
Biovail Corporation* .................................       80,400      1,985,076
Bristol-Myers Squibb Company .........................       65,300      1,554,140
Eli Lilly & Company ..................................       60,200      3,331,468
Forest Laboratories, Inc.* ...........................       35,100      2,878,551
Johnson & Johnson ....................................      170,700      9,231,456
Merck & Company, Inc. ................................      120,600      5,512,626


--------------------------------------------------------------------------------
                                       31  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
EQUITY SERIES (CONTINUED)

                                                          Principal
                                                          Amount or
                                                            Number       Market
COMMON STOCKS (continued)                                 of Shares      Value
----------------------------------------------------------------------------------
Pharmaceuticals (continued)
Pfizer, Inc. .........................................      401,800   $ 11,660,236
Pharmacia Corporation ................................      120,600      4,688,928
Wyeth ................................................      135,500      4,308,900
                                                                      ------------
                                                                        49,778,421
Property & Casualty Insurance - 0.5%
Chubb Corporation ....................................       45,200      2,478,316

Publishing & Printing - 1.0%
Gannett Company, Inc. ................................       40,200      2,901,636
McGraw-Hill Companies, Inc. ..........................       30,000      1,836,600
                                                                      ------------
                                                                         4,738,236
Restaurants - 0.2%
Wendy's International, Inc. ..........................       25,000        827,750

Semiconductor Equipment - 0.4%
Applied Materials, Inc.* .............................      181,000      2,090,550

Semiconductors - 2.2%
Intel Corporation ....................................      602,300      8,365,947
Texas Instruments, Inc. ..............................      120,600      1,781,262
Xilinx, Inc.* ........................................       40,200        636,688
                                                                      ------------
                                                                        10,783,897
Soft Drinks - 2.2%
Coca-Cola Company ....................................       80,400      3,855,984
Pepsi Bottling Group, Inc. ...........................       40,000        936,000
Pepsico, Inc. ........................................      160,600      5,934,170
                                                                      ------------
                                                                        10,726,154
Specialty Chemicals - 0.9%
Ecolab, Inc. .........................................      100,450      4,191,779

Systems Software - 4.6%
Microsoft Corporation* ...............................      452,000     19,747,880
Oracle Corporation* ..................................      301,600      2,370,576
                                                                      ------------
                                                                        22,118,456
Unit Investment Trust - 4.2%
S&P Depositary Receipts ..............................      251,200     20,553,184
                                                                      ------------
  Total common stocks - 90.6% .....................................    438,483,297

U. S. GOVERNMENT & AGENCIES
---------------------------
Federal Home Loan Bank:
  1.68%, 10-02-02 ....................................   $2,700,000      2,699,874
  1.69%, 10-09-02 ....................................   $4,300,000      4,298,385
  1.67%, 11-01-02 ....................................   $2,400,000      2,396,549
                                                                      ------------
                                                                         9,394,808

U. S. GOVERNMENT                                         Principal        Market
& AGENCIES (continued)                                     Amount         Value
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation:
  1.69%, 10-01-02 ....................................   $3,000,000   $  3,000,000
  1.69%, 10-04-02 ....................................    6,300,000      6,299,113
  1.69%, 10-08-02 ....................................    4,600,000      4,598,487
  1.67%, 10-10-02 ....................................    1,000,000        999,582
                                                                      ------------
                                                                        14,897,182
Federal National Mortgage Association:
  1.68%, 10-02-02 ....................................      500,000        499,977
  1.69%, 10-17-02 ....................................    3,000,000      2,997,747
  1.68%, 10-18-02 ....................................    1,300,000      1,298,968
  1.68%, 10-21-02 ....................................    4,600,000      4,595,707
  1.68%, 11-13-02 ....................................    4,500,000      4,490,970
                                                                      ------------
                                                                        13,883,369
                                                                      ------------
  Total U. S. government & agencies - 7.9% ........................     38,175,359

REPURCHASE AGREEMENT - 0.1%
---------------------------
United Missouri Bank, 1.57%,
  10-01-02 (Collateralized by U.S.
  Treasury Notes , 06-30-04 with
  a value of $517,467) ...............................      509,000        509,000
                                                                      ------------
  Total investments - 98.6% .......................................    477,167,656
  Cash & other assets, less liabilities - 1.4% ....................      6,869,615
                                                                      ------------
  Total net assets - 100.0% .......................................   $484,037,271
                                                                      ============

The identified cost of investments owned at September 30, 2002 was the same for federal income tax and financial statement purposes.

*Non-income producing security


--------------------------------------------------------------------------------
                                       32 See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - ENHANCED INDEX SERIES

November 15, 2002

Deutsche Asset Management[dagger]
A Member of the
Deutsche Bank Group [LOGO]

Subadvisor, Deutsche Asset Management, Inc.

To Our Shareholders:

The Security Enhanced Index Fund is designed to contain at least 80% of the companies represented in the S&P 500 Stock Index. Through the use of Deutsche Asset Management's proprietary screening process, approximately one-fourth of these stocks, which in our view have above-average potential for appreciation, are overweighted, while another one-fourth, which our screens show have less than average potential are underweighted. The Fund returned -21.54% for the 12-month period ended September 30, 2002(1). The index declined 20.47% over the same period.

Operation Of The Proprietary Screens

The Enhanced Index Team at Deutsche Asset Management uses several proprietary screens in deciding when to overweight or underweight stocks in the portfolio. Stocks are overweighted when one of the following shows up on our screens: the company reports a positive earnings surprise, the company becomes an acquisition target, it is announced that the company will be added to the S&P 500 Index, the stock has a high dividend yield or a zero dividend yield (if further research shows that the company uses the funds for internal investment).

Conversely, stocks are underweighted if there is a negative earnings surprise, if the company issues a seasoned equity offering (as opposed to an initial public offering of stock), it is announced that the company will be deleted from the S&P 500 Index, or if financials show downward momentum. If none of these positive or negative screens apply, we will hold a neutral position in the stock.

Fund Performance

The Fund did not benefit from merger and acquisition activity during the year. According to statistics released by Thomson Financial, in the United States the number of transactions announced during the third quarter of 2002 increased by 44 deals over the same period in 2001, but the dollar value dropped a whopping 40.3%. The year-to-date numbers are equally poor, as total dollar volume fell 42.3% from the first nine months of 2001.

The Fund did benefit from the 29 additions to the S&P 500. The performance of our quantitative screens was mixed during the year. During the period, earnings surprise, high dividend yield, zero dividend yield, earnings growth to price and seasoned equity offerings added value while momentum and earnings accruals did not.

While as index fund managers we don't manage the portfolio according to a given outlook for the equity markets or the economy, we do monitor economic conditions and how they affect the financial markets.

Equity markets have returned to a range of plausible valuation, finally purging the excesses of the late 1990s. For example, earnings-price ratios now imply expected equity return premiums of 2%-3% over real, long-term Treasury yields. At the peak of the equity market boom, by contrast, they suggested implausible, negative equity premiums. But even if all the excesses have been unwound, long-term equity returns are unlikely to come close on a sustained basis to the heady returns of the 1980s and 1990s.

Sincerely,

Enhanced Index Team

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.

[dagger] Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - ENHANCED INDEX SERIES

November 15, 2002

================================= PERFORMANCE ==================================

                       Security Enhanced Index Series vs.
                                 S&P 500 Index

[BEGIN CHART]
                Enhanced Index Series      S&P 500 Index
01/29/1999            $10,000.00              $10,000
09/30/1999              9,462.77               10,024
09/30/2000             10,754.82               11,226
09/31/2001              7,714.25                8,135
09/30/2002              6,052.28                6,399
[END CHART]

                            $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Enhanced Index Series on January 29, 1999, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $6,052. By comparison, the same $10,000 investment would have been $6,399, based on the S&P 500 Index performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                             Top 5 Equity Holdings*
                                                                        % of
                                                                      Net Assets
                                                                      ----------
Microsoft Corporation                                                    3.0%

General Electric Company                                                 3.0%

Wal-Mart Stores, Inc.                                                    2.7%

Exxon Mobil Corporation                                                  2.7%

Pfizer, Inc.                                                             2.2%

*At September 30, 2002

                             Average Annual Returns
                            As of September 30, 2002

                                         1 year            Since Inception
                                         ------            ---------------

A Shares                                (21.54%)          (11.37%) (1-29-99)

A Shares with sales charge              (26.06%)          (12.78%) (1-29-99)

B Shares                                (22.36%)          (12.10%) (1-29-99)

B Shares with CDSC                      (26.25%)          (12.82%) (1-29-99)

C Shares                                (22.34%)          (12.06%) (1-29-99)

C Shares with CDSC                      (23.11%)          (12.06%) (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------
                                       34  See accompanying notes.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES

                                                            Number       Market
COMMON STOCKS                                             of Shares      Value
--------------------------------------------------------------------------------
Advertising - 0.1%
Omnicom Group, Inc. ..................................        400   $    22,272
TMP Worldwide, Inc.* .................................        200         1,800
                                                                    -----------
                                                                         24,072
Aerospace & Defense - 1.6%
Boeing Company .......................................      1,800        61,434
Goodrich Corporation .................................        200         3,776
Honeywell International, Inc. ........................      1,800        38,988
Lockheed Martin Corporation ..........................      1,000        64,670
Northrop Grumman Corporation .........................        200        24,808
Raytheon Company .....................................        900        26,370
Rockwell Collins, Inc. ...............................        100         2,194
United Technologies Corporation ......................      1,000        56,490
                                                                    -----------
                                                                        278,730
Agricultural Products - 0.1%
Archer-Daniels-Midland
  Company ............................................      1,400        17,514

Air Freight & Couriers - 1.1%
FedEx Corporation* ...................................        800        40,056
United Parcel Service, Inc. ..........................      2,400       150,072
                                                                    -----------
                                                                        190,128
Air Freight & Logistics - 0.0%
Ryder System, Inc. ...................................        100         2,493

Airlines - 0.2%
AMR Corporation* .....................................        300         1,254
Delta Air Lines, Inc. ................................        300         2,787
Southwest Airlines Company ...........................      1,700        22,202
                                                                    -----------
                                                                         26,243
Aluminum - 0.2%
Alcoa, Inc. ..........................................      1,800        34,740

Apparel & Accessories - 0.3%
Jones Apparel Group, Inc.* ...........................        500        15,350
Liz Claiborne, Inc. ..................................        500        12,475
V.F. Corporation .....................................        600        21,588
                                                                    -----------
                                                                         49,413
Apparel Retail - 0.1%
Gap, Inc. ............................................      1,900        20,615
TJX Companies, Inc. ..................................        300         5,100
                                                                    -----------
                                                                         25,715
Application Software - 0.5%
Autodesk, Inc. .......................................        300         3,801
Citrix Systems, Inc.* ................................        400         2,412
Compuware Corporation* ...............................        800         2,440
Electronic Arts, Inc.* ...............................        400        26,384
Intuit, Inc.* ........................................        600        27,318
Mercury Interactive Corporation* .....................        400         6,864
Parametric Technology
  Corporation* .......................................        600         1,080

                                                           Number     Market
COMMON STOCKS (continued)                                of Shares    Value
--------------------------------------------------------------------------------
Application Software (continued)
PeopleSoft, Inc.* ....................................      1,000   $    12,370
Rational Software Corporation* .......................        400         1,728
Siebel Systems, Inc.* ................................      1,000         5,750
                                                                    -----------
                                                                         90,147
Auto Parts & Equipment - 0.3%
Dana Corporation .....................................        300         3,924
Delphi Automotive Systems
  Corporation ........................................      1,200        10,260
Johnson Controls, Inc. ...............................        200        15,364
TRW, Inc. ............................................        300        17,565
Visteon Corporation ..................................        300         2,841
                                                                    -----------
                                                                         49,954
Automobile Manufacturers - 0.5%
Ford Motor Company ...................................      4,000        39,200
General Motors Corporation ...........................      1,400        54,460
                                                                    -----------
                                                                         93,660
Banks - 7.2%
AmSouth BanCorporation ...............................      1,100        22,814
BB&T Corporation .....................................        800        28,032
Bank of America Corporation ..........................      3,300       210,540
Bank of New York Company, Inc. .......................      1,600        45,984
Bank One Corporation .................................      2,600        97,240
Charter One Financial, Inc. ..........................        525        15,603
Comerica, Inc. .......................................        400        19,288
Fifth Third Bancorp ..................................      1,200        73,476
First Tennessee National
  Corporation ........................................        300        10,401
FleetBoston Financial Corporation ....................      2,300        46,759
Golden West Financial
  Corporation ........................................        500        31,090
Huntington Bancshares, Inc. ..........................        200         3,638
KeyCorp ..............................................      1,200        29,964
Marshall & Ilsley Corporation ........................        200         5,578
National City Corporation ............................      1,600        45,648
North Fork Bancorporation, Inc. ......................        400        15,136
Northern Trust Corporation ...........................        500        18,860
PNC Financial Services Group .........................        600        25,302
Regions Financial Corporation ........................        300         9,801
SouthTrust Corporation ...............................        500        12,125
SunTrust Banks, Inc. .................................        600        36,888
Synovus Financial Corporation ........................        300         6,186
U.S. Bancorp .........................................      3,800        70,604
Union Planters Corporation ...........................        700        19,222
Wachovia Corporation .................................      3,000        98,070
Washington Mutual, Inc. ..............................      2,400        75,528
Wells Fargo & Company ................................      3,700       178,192
Zions BanCorporation .................................        200         8,706
                                                                    -----------
                                                                      1,260,675


--------------------------------------------------------------------------------
                                       35  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                           Number     Market
COMMON STOCKS (continued)                                of Shares    Value
--------------------------------------------------------------------------------
Biotechnology - 1.0%
Amgen, Inc.* .........................................      3,000   $   125,100
Biogen, Inc.* ........................................        300         8,781
Chiron Corporation* ..................................        600        20,964
Genzyme Corporation* .................................        500        10,305
MedImmune, Inc.* .....................................        600        12,522
                                                                    -----------
                                                                        177,672
Brewers - 0.6%
Anheuser-Busch Companies, Inc. .......................      1,900        96,140
Adolph Coors Company* ................................        100         5,630
                                                                    -----------
                                                                        101,770
Broadcasting & Cable TV - 0.7%
Clear Channel Communications,
  Inc.* ..............................................      1,500        52,125
Comcast Corporation* .................................      2,100        43,806
General Motors Corporation
  (Cl.H)* ............................................          3            27
Univision Communications, Inc.* ......................        800        18,240
                                                                    -----------
                                                                        114,198
Building Products - 0.3%
American Standard Companies,
  Inc.* ..............................................        300        19,086
Masco Corporation ....................................      1,600        31,280
                                                                    -----------
                                                                         50,366
Casinos & Gaming - 0.2%
Harrah's Entertainment, Inc.* ........................        400        19,284
International Game Technology* .......................        300        20,742
                                                                    -----------
                                                                         40,026
Commercial Printing - 0.1%
R. R. Donnelley & Sons Company .......................        800        18,808

Computer & Electronics Retail - 0.1%
Best Buy Company, Inc.* ..............................        400         8,924
Circuit City Stores - Circuit City
  Group ..............................................        500         7,575
RadioShack Corporation ...............................        300         6,018
                                                                    -----------
                                                                         22,517
Computer Hardware - 2.7%
Apple Computer, Inc.* ................................        800        11,600
Dell Computer Corporation* ...........................      5,900       138,768
Gateway, Inc.* .......................................        700         2,079
Hewlett-Packard Company ..............................      6,700        78,189
International Business Machines
  Corporation ........................................      3,700       216,043
NCR Corporation* .....................................        500         9,900
Sun Microsystems, Inc.* ..............................      7,200        18,648
                                                                    -----------
                                                                        475,227

                                                           Number     Market
COMMON STOCKS (continued)                                of Shares    Value
--------------------------------------------------------------------------------
Computer Storage & Peripherals - 0.3%
EMC Corporation* .....................................      4,800   $    21,936
Lexmark International, Inc.* .........................        400        18,800
Network Appliance, Inc.* .............................        700         5,131
                                                                    -----------
                                                                         45,867
Construction & Engineering - 0.0%
Fluor Corporation ....................................        200         4,888
McDermott International, Inc.* .......................        100           613
                                                                    -----------
                                                                          5,501
Construction & Farm Machinery - 0.4%
Cummins, Inc. ........................................        400         9,448
Deere & Company ......................................        800        36,360
Navistar International
  Corporation* .......................................        400         8,672
Paccar, Inc. .........................................        700        23,653
                                                                    -----------
                                                                         78,133
Consumer Finance - 0.7%
Capital One Financial
  Corporation ........................................        500        17,460
Countrywide Credit Industries,
  Inc. ...............................................        500        23,575
Household International, Inc. ........................      1,000        28,310
MBNA Corporation .....................................      2,800        51,464
Providian Financial Corporation* .....................        600         2,940
                                                                    -----------
                                                                        123,749
Data Processing Services - 0.9%
Automatic Data Processing, Inc. ......................      1,200        41,724
Concord EFS, Inc.* ...................................      1,100        17,468
Convergys Corporation* ...............................        400         6,012
First Data Corporation ...............................      1,700        47,515
Fiserv, Inc.* ........................................        600        16,848
Sabre Holdings Corporation* ..........................      1,000        19,350
                                                                    -----------
                                                                        148,917
Department Stores - 0.7%
Dillard's, Inc. ......................................        200         4,036
Federated Department Stores, Inc.* ...................        600        17,664
J.C. Penny Company, Inc. .............................        200         3,184
Kohl's Corporation* ..................................        800        48,648
May Department Stores Company ........................        400         9,108
Nordstrom, Inc. ......................................        300         5,382
Sears, Roebuck & Company .............................        700        27,300
                                                                    -----------
                                                                        115,322
Diversified Chemicals - 0.8%
Dow Chemical Company .................................      2,200        60,082
E.I. du Pont de Nemours &
  Company ............................................      1,700        61,319
Eastman Chemical Company .............................        300        11,451
Hercules, Inc.* ......................................        200         1,842
                                                                    -----------
                                                                        134,694

--------------------------------------------------------------------------------
                                       36  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                           Number     Market
COMMON STOCKS (continued)                                of Shares    Value
--------------------------------------------------------------------------------
Diversified Commercial Services - 0.6%
Apollo Group, Inc.* ..................................        700   $    30,469
Cendant Corporation* .................................      3,300        35,508
Cintas Corporation ...................................        200         8,384
Deluxe Corporation ...................................        100         4,506
H&R Block, Inc. ......................................        700        29,407
                                                                    -----------
                                                                        108,274
Diversified Financial Services - 6.2%
American Express Company .............................      2,900        90,422
Bear Stearns Companies, Inc. .........................        200        11,280
Charles Schwab Corporation ...........................      3,000        26,100
Citigroup, Inc. ......................................     11,400       338,010
Fannie Mae ...........................................      2,100       125,034
Franklin Resources, Inc. .............................        400        12,440
Freddie Mac ..........................................      1,500        83,850
Goldman Sachs Group, Inc. ............................      1,100        72,633
J.P. Morgan Chase & Company,
  Inc. ...............................................      4,400        83,556
Lehman Brothers Holdings,Inc. ........................        500        24,525
Merrill Lynch & Company, Inc. ........................      1,900        62,605
Moody's Corporation ..................................        600        29,100
Morgan Stanley Dean Witter &
  Company ............................................      1,400        47,432
Principal Financial Group* ...........................        800        20,944
SLM Corporation ......................................        300        27,942
State Street Corporation .............................        700        27,048
Stilwell Financial, Inc. .............................        500         6,035
                                                                    -----------
                                                                      1,088,956
Diversified Metals & Mining - 0.2%
Freeport-McMoran Copper & Gold,
  Inc. (Cl.B)* .......................................      1,400        18,844
Phelps Dodge Corporation* ............................        500        12,815
                                                                    -----------
                                                                         31,659
Drug Retail - 0.4%
CVS Corporation ......................................        600        15,210
Walgreen Company .....................................      2,000        61,520
                                                                    -----------
                                                                         76,730
Electric Utilities - 2.4%
Allegheny Energy, Inc. ...............................        300         3,930
Ameren Corporation ...................................        600        24,990
CMS Energy Corporation ...............................        300         2,418
Cinergy Corporation ..................................        600        18,858
Consolidated Edison, Inc. ............................        600        24,132
Constellation Energy Group ...........................        100         2,479
DTE Energy Company ...................................        500        20,350
Dominion Resources, Inc. .............................        600        30,438
Edison International* ................................      1,400        14,000
Entergy Corporation ..................................        300        12,480
Exelon Corporation ...................................        900        42,750
FPL Group, Inc. ......................................        400        21,520

                                                           Number     Market
COMMON STOCKS (continued)                                of Shares    Value
--------------------------------------------------------------------------------
Electric Utilities (continued)
FirstEnergy Corporation ..............................        900   $    26,901
PG&E Corporation* ....................................      1,500        16,890
PPL Corporation ......................................        300         9,762
Pinnacle West Capital
  Corporation ........................................        400        11,104
Progress Energy, Inc. ................................        700        28,609
Public Service Enterprise Group,
  Inc. ...............................................        200         6,100
Reliant Energy, Inc. .................................        700         7,007
Southern Company .....................................      1,800        51,804
Teco Energy, Inc. ....................................        300         4,764
TXU Corporation ......................................        800        33,368
Xcel Energy, Inc. ....................................        900         8,379
                                                                    -----------
                                                                        423,033
Electrical Components & Equipment - 0.4%
American Power Conversion
  Corporation* .......................................      1,100        10,516
Cooper Industries, Inc. ..............................        400        12,140
Emerson Electric Company .............................        800        35,152
Power-One, Inc.* .....................................        200           596
Thomas & Betts Corporation* ..........................        600         8,454
                                                                    -----------
                                                                         66,858
Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc.* ..........................      1,000        13,060
Jabil Circuit, Inc.* .................................      1,300        19,214
Millipore Corporation* ...............................        100         3,179
Molex, Inc. ..........................................        400         9,408
PerkinElmer, Inc. ....................................        200         1,090
Sanmina-Sci Corporation* .............................      1,100         3,047
Solectron Corporation* ...............................      1,800         3,798
Symbol Technologies, Inc. ............................        500         3,835
Tektronix, Inc.* .....................................        600         9,858
Waters Corporation* ..................................        300         7,275
                                                                    -----------
                                                                         73,764
Employment Services - 0.1%
Robert Half International, Inc.* .....................        800        12,696

Environmental Services - 0.2%
Allied Waste Industries, Inc.* .......................        400         2,940
Waste Management, Inc. ...............................      1,100        25,652
                                                                    -----------
                                                                         28,592
Fertilizers & Agricultural Chemicals - 0.1%
Monsanto Company .....................................      1,000        15,290

Food Distributors - 0.3%
Supervalu, Inc. ......................................        300         4,845
Sysco Corporation ....................................      1,500        42,585
                                                                    -----------
                                                                         47,430

--------------------------------------------------------------------------------
                                       37  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                           Number     Market
COMMON STOCKS (continued)                                of Shares    Value
--------------------------------------------------------------------------------
Food Retail - 0.3%
Albertson's, Inc. ....................................        200   $     4,832
Kroger Company* ......................................      1,700        23,970
Safeway, Inc.* .......................................      1,000        22,300
Winn-Dixie Stores, Inc. ..............................        300         3,936
                                                                    -----------
                                                                         55,038
Footwear - 0.3%
Nike, Inc. (Cl.B) ....................................        800        34,544
Reebok International, Ltd.* ..........................        700        17,535
                                                                    -----------
                                                                         52,079
Forest Products - 0.1%
Louisiana-Pacific Corporation* .......................        200         1,294
Weyerhaeuser Company .................................        500        21,885
                                                                         23,179
Gas Utilities - 0.4%
KeySpan Corporation ..................................        500        16,750
Kinder Morgan, Inc. ..................................        500        17,725
Nicor, Inc. ..........................................        100         2,820
NiSource, Inc. .......................................        800        13,784
NiSource, Inc. - Sails*(2) ...........................         69           125
Peoples Energy Corporation ...........................        100         3,369
Sempra Energy ........................................        800        15,720
                                                                    -----------
                                                                         70,293
General Merchandise Stores - 3.3%
Big Lots, Inc.* ......................................        300         4,749
Costco Wholesale Corporation* ........................      1,200        38,844
Dollar General Corporation ...........................        700         9,394
Target Corporation ...................................      1,500        44,280
Wal-Mart Stores, Inc.(1) .............................      9,600       472,704
                                                                    -----------
                                                                        569,971
Gold - 0.1%
Newmont Mining Corporation ...........................        900        24,759

Health Care Distributors & Services - 0.5%
AmerisourceBergen Corporation ........................        200        14,284
Cardinal Health, Inc. ................................      1,000        62,200
McKesson HBOC, Inc. ..................................        600        16,998
Quintiles Transnational
  Corporation* .......................................        300         2,853
                                                                    -----------
                                                                         96,335
Health Care Equipment - 1.6%
Baxter International, Inc. ...........................        200         6,110
Becton, Dickinson & Company ..........................        300         8,520
Biomet, Inc. .........................................      1,000        26,630
Boston Scientific Corporation* .......................      1,100        34,716
C.R. Bard, Inc. ......................................        100         5,463
Guidant Corporation* .................................        900        29,079
Medtronic, Inc. ......................................      2,500       105,300
St. Jude Medical, Inc.* ..............................        800        28,560

                                                           Number     Market
COMMON STOCKS (continued)                                of Shares    Value
--------------------------------------------------------------------------------
Health Care Equipment (continued)
Stryker Corporation* .................................        300   $    17,280
Zimmer Holdings, Inc.* ...............................        400        15,336
                                                                    -----------
                                                                        276,994
Health Care Facilities - 0.9%
HCA - The Healthcare Company .........................      1,100        52,371
Healthsouth Corporation* .............................        900         3,735
Health Management Association,
  Inc.* ..............................................        900        18,198
Manor Care, Inc.* ....................................        500        11,240
Tenet Healthcare Corporation* ........................      1,300        64,350
                                                                    -----------
                                                                        149,894
Health Care Supplies - 0.0%
Bausch & Lomb, Inc. ..................................        100         3,317

Home Furnishings - 0.0%
Leggett & Platt, Inc. ................................        100         1,979

Home Improvement Retail - 1.4%
Home Depot, Inc. .....................................      5,600       146,160
Lowe's Companies, Inc. ...............................      2,000        82,800
Sherwin-Williams Company .............................        300         7,104
                                                                    -----------
                                                                        236,064
Homebuilding - 0.2%
Centex Corporation ...................................        100         4,435
KB Home ..............................................        400        19,536
Pulte Homes, Inc. ....................................        100         4,263
                                                                    -----------
                                                                         28,234
Hotels - 0.4%
Carnival Corporation .................................      1,000        25,100
Hilton Hotels Corporation ............................        794         9,036
Marriott International, Inc. .........................      1,000        28,990
Starwood Hotels & Resorts
  Worldwide, Inc. ....................................        400         8,920
                                                                    -----------
                                                                         72,046
Household Appliances - 0.2%
Black & Decker Corporation ...........................        200         8,386
Maytag Corporation ...................................        200         4,636
Stanley Works ........................................        200         6,534
Whirlpool Corporation ................................        400        18,344
                                                                    -----------
                                                                         37,900
Household Products - 2.3%
Clorox Company .......................................        500        20,090
Colgate-Palmolive Company ............................      1,200        64,740
Kimberly-Clark Corporation ...........................      1,000        56,640
Procter & Gamble Company .............................      2,800       250,264
                                                                    -----------
                                                                        391,734


--------------------------------------------------------------------------------
                                       38  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                           Number     Market
COMMON STOCKS (continued)                                of Shares    Value
--------------------------------------------------------------------------------
Housewares & Specialties - 0.2%
American Greetings Corporation .......................        600   $     9,660
Fortune Brands, Inc. .................................        200         9,458
Newell Rubbermaid, Inc. ..............................        600        18,522
                                                                    -----------
                                                                         37,640
Industrial Conglomerates - 3.9%
General Electric Company .............................     21,100       520,115
3M Company ...........................................        900        98,973
Textron, Inc. ........................................        100         3,410
Tyco International, Ltd. .............................      4,400        62,040
                                                                    -----------
                                                                        684,538
Industrial Gases - 0.2%
Air Products & Chemicals, Inc. .......................        300        12,603
Praxair, Inc. ........................................        400        20,444
                                                                    -----------
                                                                         33,047
Industrial Machinery - 0.6%
Danaher Corporation ..................................        300        17,055
Dover Corporation ....................................        200         5,076
Eaton Corporation ....................................        200        12,748
Illinois Tool Works, Inc. ............................        600        34,998
Ingersoll-Rand Company ...............................        400        13,776
ITT Industries, Inc. .................................        400        24,932
                                                                    -----------
                                                                        108,585
Insurance Brokers - 0.3%
Aon Corporation ......................................        600        12,294
Marsh & McLennan Companies,
  Inc. ...............................................      1,000        41,640
                                                                    -----------
                                                                         53,934
Insurance Property & Casualty - 0.1%
Ambac Financial Group, Inc. ..........................        200        10,778

Integrated Oil & Gas - 4.2%
Amerada Hess Corporation .............................        200        13,576
ChevronTexaco Corporation ............................      2,200       152,350
ConocoPhillips .......................................      1,500        69,360
Exxon Mobil Corporation ..............................     14,600       465,740
Marathon Oil Corporation .............................        400         9,072
Occidental Petroleum Corporation .....................        600        17,028
                                                                    -----------
                                                                        727,126
Integrated Telecommunication Services - 2.8%
AT&T Corporation .....................................      8,400       100,884
BellSouth Corporation ................................      2,600        47,736
CenturyTel, Inc. .....................................        300         6,729
Citizens Communications
  Company* ...........................................        600         4,068
Qwest Communications
International, Inc.* .................................      3,700         8,436
SBC Communications, Inc. .............................      6,500       130,650
Sprint Corporation (FON Group) .......................      2,400        21,888

                                                           Number     Market
COMMON STOCKS (continued)                                of Shares    Value
--------------------------------------------------------------------------------
Integrated Telecommunication Services (continued)
Verizon Communications, Inc. .........................      6,000   $   164,640
                                                                    -----------
                                                                        485,031
Internet Software & Services - 0.1%
Yahoo!, Inc.* ........................................      1,300        12,441

IT Consulting & Services - 0.2%
Computer Sciences Corporation* .......................        400        11,116
Electronic Data Systems
  Corporation ........................................      1,000        13,980
SunGard Data Systems, Inc.* ..........................        600        11,670
Unisys Corporation* ..................................        700         4,900
                                                                    -----------
                                                                         41,666
Leisure Products - 0.2%
Brunswick Corporation ................................        800        16,832
Hasbro, Inc. .........................................        400         4,452
Mattel, Inc. .........................................      1,000        18,010
                                                                    -----------
                                                                         39,294
Life & Health Insurance - 0.9%
Aflac, Inc. ..........................................        900        27,621
Jefferson-Pilot Corporation ..........................        300        12,030
John Hancock Financial Services,
  Inc. ...............................................        400        11,120
Lincoln National Corporation .........................        400        12,220
MetLife, Inc. ........................................      1,500        34,140
Prudential Financial, Inc.* ..........................      1,500        42,840
Torchmark Corporation ................................        100         3,426
UNUMProvident Corporation ............................        200         4,070
                                                                    -----------
                                                                        147,467
Managed Health Care - 0.8%
Aetna, Inc. ..........................................        300        10,743
Anthem, Inc.* ........................................        300        19,500
Cigna Corporation ....................................        300        21,225
Humana, Inc.* ........................................        400         4,960
UnitedHealth Group, Inc. .............................        700        61,054
WellPoint Health Networks,
  Inc.* ..............................................        400        29,320
                                                                    -----------
                                                                        146,802
Metal & Glass Containers - 0.2%
Ball Corporation .....................................        400        20,156
Pactiv Corporation* ..................................        700        11,515
                                                                    -----------
                                                                         31,671
Motorcycle Manufacturers - 0.2%
Harley-Davidson, Inc. ................................        700        32,515

Movies & Entertainment - 2.0%
AOL Time Warner, Inc.* ...............................      9,700       113,490
Viacom, Inc. (Cl.B)* .................................      4,000       162,200
Walt Disney Company ..................................      4,500        68,130
                                                                    -----------
                                                                        343,820

--------------------------------------------------------------------------------
                                       39  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                           Number     Market
COMMON STOCKS (continued)                                of Shares    Value
--------------------------------------------------------------------------------
Multi-Line Insurance - 2.0%
American International Group,
  Inc. ...............................................      5,700   $   311,790
Hartford Financial Services Group,
  Inc. ...............................................        500        20,500
Loews Corporation ....................................        400        17,156
                                                                    -----------
                                                                        349,446
Multi-Utilities - 0.3%
AES Corporation* .....................................      1,200         3,012
Calpine Corporation* .................................        800         1,976
Duke Energy Corporation ..............................      1,800        35,190
Dynegy, Inc. .........................................        800           928
El Paso Energy Corporation ...........................      1,300        10,751
Mirant Corporation* ..................................      1,000         2,210
Williams Companies, Inc. .............................      1,100         2,486
                                                                    -----------
                                                                         56,553
Networking Equipment - 1.0%
Avaya, Inc.* .........................................        800         1,144
Cisco Systems, Inc.* .................................     16,600       173,968
                                                                    -----------
                                                                        175,112
Office Electronics - 0.1%
Xerox Corporation ....................................      1,600         7,920

Office Services & Supplies - 0.1%
Avery Dennison Corporation ...........................        100         5,698
Pitney Bowes, Inc. ...................................        300         9,147
                                                                    -----------
                                                                         14,845
Oil & Gas Drilling - 0.3%
Nabors Industries, Inc.* .............................        500        16,375
Noble Drilling Corporation* ..........................        500        15,500
Rowan Companies, Inc.* ...............................        600        11,184
Transocean Sedco Forex, Inc. .........................        700        14,560
                                                                    -----------
                                                                         57,619
Oil & Gas Equipment & Services - 0.6%
Baker Hughes, Inc. ...................................        700        20,321
BJ Services Company* .................................        600        15,600
Halliburton Company ..................................      1,000        12,910
Schlumberger, Ltd. ...................................      1,300        49,998
                                                                    -----------
                                                                         98,829
Oil & Gas Exploration & Production - 0.6%
Anadarko Petroleum Corporation .......................        900        40,086
Burlington Resources, Inc. ...........................        400        15,344
Devon Energy Corporation .............................        300        14,475
EOG Resources, Inc. ..................................        300        10,788
Kerr-McGee Group .....................................        500        21,720
Unocal Corporation ...................................        300         9,417
                                                                    -----------
                                                                        111,830
Oil & Gas Refining & Marketing - 0.0%
Sunoco, Inc. .........................................        200         6,032

                                                           Number      Market
COMMON STOCKS (continued)                                of Shares     Value
--------------------------------------------------------------------------------
Packaged Foods - 1.2%
ConAgra Foods, Inc. ..................................      1,500   $    37,275
General Mills, Inc. ..................................        800        35,536
H.J. Heinz Company ...................................        800        26,696
Hershey Foods Corporation ............................        300        18,615
Kellogg Company ......................................        900        29,925
Sara Lee Corporation .................................      1,700        31,093
Wm. Wrigley Jr. Company ..............................        500        24,745
                                                                    -----------
                                                                        203,885
Paper Packaging - 0.2%
Bemis Company, Inc. ..................................        400        19,760
Sealed Air Corporation* ..............................      1,000        16,890
Temple-Inland, Inc. ..................................        100         3,863
                                                                    -----------
                                                                         40,513
Paper Products - 0.3%
Boise Cascade Corporation ............................        100         2,280
Georgia-Pacific Group ................................        500         6,545
International Paper Company ..........................      1,100        36,729
MeadWestvaco Corporation .............................        400         7,684
                                                                    -----------
                                                                         53,238
Personal Products - 0.5%
Avon Products, Inc. ..................................        500        23,050
Gillette Company .....................................      2,100        62,160
                                                                    -----------
                                                                         85,210
Pharmaceuticals - 9.5%
Abbott Laboratories ..................................      3,400       137,360
Allergan, Inc. .......................................        600        32,640
Bristol-Myers Squibb Company .........................      4,200        99,960
Eli Lilly & Company ..................................      2,500       138,350
Forest Laboratories, Inc.* ...........................        600        49,206
Johnson & Johnson ....................................      6,500       351,520
King Pharmaceuticals, Inc.* ..........................        500         9,085
Merck & Company, Inc. ................................      4,300       196,553
Pfizer, Inc. .........................................     13,500       391,770
Pharmacia Corporation ................................      2,800       108,864
Schering-Plough Corporation ..........................      3,200        68,224
Watson Pharmaceuticals, Inc.* ........................        500        12,255
Wyeth ................................................      2,000        63,600
                                                                    -----------
                                                                      1,659,387
Photographic Products - 0.1%
Eastman Kodak Company ................................        600        16,344

Property & Casualty Insurance - 1.0%
Ace, Ltd. ............................................        600        17,766
Allstate Corporation .................................      1,500        53,325
Cincinnati Financial Corporation .....................        400        14,232
MBIA, Inc. ...........................................        300        11,985
MGIC Investment Corporation ..........................        200         8,166
Safeco Corporation ...................................        300         9,534
St. Paul Companies, Inc. .............................        500        14,360

--------------------------------------------------------------------------------
                                       40  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                           Number     Market
COMMON STOCKS (continued)                                of Shares    Value
--------------------------------------------------------------------------------
Property & Casualty Insurance (continued)
Travelers Property Casualty
  Corporation (Cl. B)* ...............................      2,200   $    29,766
XL Capital, Ltd. .....................................        300        22,050
                                                                    -----------
                                                                        181,184
Publishing & Printing - 0.7%
Dow Jones & Company, Inc. ............................        200         7,682
Gannett Company, Inc. ................................        500        36,090
Knight-Ridder, Inc. ..................................        200        11,282
McGraw-Hill Companies, Inc. ..........................        300        18,366
New York Times Company ...............................        500        22,725
Tribune Company ......................................        500        20,905
                                                                    -----------
                                                                        117,050
Railroads - 0.4%
Burlington Northern Santa Fe
  Corporation ........................................        600        14,352
CSX Corporation ......................................        500        13,190
Norfolk Southern Corporation .........................        500        10,095
Union Pacific Corporation ............................        600        34,722
                                                                    -----------
                                                                         72,359
Real Estate Investment Trusts - 0.3%
Equity Office Properties Trust .......................        700        18,074
Equity Residential Properties Trust ..................        300         7,182
Plum Creek Timber Company, Inc. ......................        400         9,044
Simon Property Group, Inc. ...........................        600        21,438
                                                                    -----------
                                                                         55,738
Restaurants - 0.7%
Darden Restaurants, Inc. .............................        400         9,696
McDonald's Corporation ...............................      2,400        42,384
Starbucks Corporation* ...............................      1,200        24,756
Wendy's International, Inc. ..........................        500        16,555
Yum! Brands, Inc.* ...................................        900        24,939
                                                                    -----------
                                                                        118,330
Retail - Internet - 0.2%
eBay, Inc.* ..........................................        700        36,967

Semiconductor Equipment - 0.5%
Applied Materials, Inc.* .............................      4,200        48,510
KLA-Tencor Corporation* ..............................        700        19,558
Novellus Systems, Inc.* ..............................        600        12,486
Teradyne, Inc.* ......................................        400         3,840
                                                                    -----------
                                                                         84,394
Semiconductors - 2.2%
Advanced Micro Devices, Inc.* ........................        800         4,272
Altera Corporation* ..................................        900         7,803
Analog Devices, Inc.* ................................        500         9,850
Applied Micro Circuits
  Corporation* .......................................        700         2,002
Broadcom Corporation* ................................      1,100        11,748
Intel Corporation ....................................     14,600       202,794

                                                           Number     Market
COMMON STOCKS (continued)                                of Shares    Value
--------------------------------------------------------------------------------
Semiconductors (continued)
LSI Logic Corporation* ...............................        800   $     5,080
Linear Technology Corporation ........................        600        12,432
Maxim Integrated Products, Inc.* .....................      1,000        24,760
Micron Technology, Inc.* .............................      1,300        16,081
National Semiconductor
  Corporation* .......................................        400         4,776
Nvidia Corporation* ..................................        300         2,568
PMC-Sierra, Inc.* ....................................        400         1,552
QLogic Corporation* ..................................        400        10,416
Texas Instruments, Inc. ..............................      3,800        56,126
Xilinx, Inc.* ........................................        700        11,087
                                                                    -----------
                                                                        383,347
Soft Drinks - 2.4%
Coca-Cola Company ....................................      5,100       244,596
Coca-Cola Enterprises, Inc. ..........................      1,000        21,240
Pepsi Bottling Group, Inc. ...........................        600        14,040
PepsiCo, Inc. ........................................      3,900       144,105
                                                                    -----------
                                                                        423,981
Specialty Chemicals - 0.3%
Ecolab, Inc. .........................................        100         4,173
Great Lakes Chemical Corporation .....................        100         2,402
PPG Industries, Inc. .................................        400        17,880
Rohm & Haas Company ..................................        300         9,300
Sigma-Aldrich Corporation ............................        300        14,781
                                                                    -----------
                                                                         48,536
Specialty Stores - 0.6%
AutoZone, Inc.* ......................................        400        31,544
Bed Bath & Beyond, Inc.* .............................      1,000        32,570
Office Depot, Inc.* ..................................      1,200        14,808
Staples, Inc.* .......................................      1,500        19,185
Toys 'R' Us, Inc.* ...................................        800         8,144
                                                                    -----------
                                                                        106,251
Steel - 0.2%
Allegheny Technologies, Inc. .........................        100           692
Nucor Corporation ....................................        200         7,580
United States Steel Corporation ......................        200         2,322
Worthington Industries, Inc. .........................      1,000        18,700
                                                                    -----------
                                                                         29,294
Systems Software - 3.8%
BMC Software, Inc.* ..................................        500         6,535
Computer Associates International,
  Inc. ...............................................      1,200        11,520
Microsoft Corporation* ...............................     12,000       524,280
Novell, Inc.* ........................................        800         1,680
Oracle Corporation* ..................................     12,000        94,320
Veritas Software Corporation* ........................      1,400        20,594
                                                                    -----------
                                                                        658,929


--------------------------------------------------------------------------------
                                       41  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                         Principal
                                                         Amount or
                                                           Number      Market
COMMON STOCKS (continued)                                of Shares     Value
--------------------------------------------------------------------------------
Telecommunications Equipment - 0.9%
ADC Telecommunications, Inc.* ........................      1,800   $     2,070
Andrew Corporation* ..................................        200         1,310
Ciena Corporation* ...................................      1,100         3,267
Comverse Technology, Inc.* ...........................        400         2,796
Corning, Inc. ........................................      2,200         3,520
JDS Uniphase Corporation* ............................      3,100         6,039
Lucent Technologies, Inc. ............................      7,500         5,700
Motorola, Inc. .......................................      6,400        65,152
Qualcomm, Inc.* ......................................      1,700        46,954
Scientific-Atlanta, Inc. .............................        900        11,259
Tellabs, Inc.* .......................................        900         3,663
                                                                    -----------
                                                                        151,730
Tires & Rubber - 0.1%
Cooper Tire & Rubber Company .........................        800        12,912
Goodyear Tire & Rubber
  Company ............................................        400         3,556
                                                                    -----------
                                                                         16,468
Tobacco - 1.2%
Philip Morris Companies, Inc. ........................      4,900       190,120
R.J. Reynolds Tobacco Holdings,
  Inc. ...............................................        200         8,064
UST, Inc. ............................................        100         2,821
                                                                    -----------
                                                                        201,005
Wireless Telecommunication Services - 0.3%
AT&T Wireless Services* ..............................      5,900        24,308
Nextel Communications, Inc.* .........................      2,000        15,100
Sprint Corporation (PCS Group) .......................      2,200         4,312
                                                                    -----------
                                                                         43,720
                                                                    -----------
  Total common stocks - 94.5% ........................               16,461,750

U.S. GOVERNMENT SECURITIES - 1.7%
---------------------------------
U.S. Treasury Bill, 1.65%,
  10-24-02(1) ........................................   $300,000       299,699

REPURCHASE AGREEMENT - 4.5%
---------------------------
United Missouri Bank, 1.57%,
  10-01-02 (Collateralized by U.S.
  Treasury Note, 04-30-03 with a
  value of $809,514) .................................   $793,000       793,000
                                                                    -----------
  Total investments - 100.7% .........................               17,554,449
  Liabilities, less cash & other assets - (0.7%) .....                 (129,226)
                                                                    -----------
  Total net assets - 100.0% ..........................              $17,425,223
                                                                    ===========

--------------------------------------------------------------------------------
The identified cost of investments for federal income tax purposes at September
  30, 2002 was $24,969,162.

*Non-income producing security

(1)Security is segregated as collateral for futures, options or forward exchange contracts.

(2)SAILS - Stock Appreciation Income Linked Security - is the term used for a unit consisted of a zero coupon debt security and a forward equity contract.


--------------------------------------------------------------------------------
                                       42  See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES

November 15, 2002

[LOGO](R) Security
          Funds

Advisor, Security
Management Company, LLC

[photo] Cindy L. Shields
Senior Portfolio Manager

To Our Shareholders:

Recently I was promoted to Head of Equity Asset Management of Security Management Company, LLC. In my new position, I will manage the business development of our equity team, as well as oversee equity trading and manage the equity research and support staff. I have enjoyed managing the Security Large Cap Growth Fund since its inception in 2000. While I no longer handle the day-to-day operations of the portfolio, I leave the Fund in capable hands.

Introducing Mark Mitchell, CFA

I would like to welcome Mark Mitchell, CFA, to the Security Funds investment team. Mark took over the management of the Large Cap Growth Fund in September of this year. He has over 15 years of experience in finance and investing, and comes to us from GE Asset Management, where he served as a portfolio manager and equity analyst. I have great confidence in Mark's abilities, and I look forward to watching the Fund advance under his leadership.

Fund Performance

The challenging market conditions continued for the past 12 months for equity investors. The Large Cap Growth Fund returned -23.33% over the period, compared to -19.36% for the S&P Barra Growth Index(1).

Telecommunications, Industrials And Technology Worst Performers

The Fund held a small weighting in the telecommunication services sector, which was the worst performing area for the Fund. Consumers continue to show uncertainty over the direction of the sector going forward. Sprint PCS lost nearly 93% on the year, while SBC Communications fell 56%.

The industrials sector was slightly overweight in the Fund, which ultimately hurt absolute performance. The sector was down 30% on the year for the Fund. We did see outstanding performance from 3M, which advanced 14%. However, these gains were more than offset by the -32% return from GE, which resulted from investor concerns over the possibility of a slowing growth rate.

The Fund kept pace with the benchmark in the technology area. This sector was down 29% on the year. The Fund received a 27% return from Dell Computer, as the company continues to gain market share. However, these gains were more than offset by continued muted technology spending by much of corporate America. IBM was down 36% on the year for the Fund, while Sun Microsystems lost 69%.

Some Advances In Consumer Staples And Discretionary Sectors

The consumer staples sector was down only 4% for the year, compared to a decline of 6% for the benchmark. Many of the traditional international names performed very well, as many foreign economies proved better for the past 12 months than the American economy. The Fund held double the weight of the benchmark in Anheuser Busch, which benefited us greatly as the stock advanced 23% for the year. The Fund also benefited from an overweight in Coca Cola, which advanced 4%. Much of the advances were offset by a 32% loss by Pepsi-Cola Bottling, which was hurt by a slowdown in sales from their Frito-Lay division.

Increased advertising spending led to positive performance in the consumer discretionary area for Viacom, Inc. But Viacom's 18% gain was offset by very poor retail company performance, resulting from concerns of slowing consumer spending.

Visibility Remains Limited

It is extremely hard to know where the markets are headed considering this unsettled economic environment. However, our style is focused on selecting the best companies and paying the right price for them, not on market timing. We believe that this focus will help us deliver strong results, and that we will be well positioned when the markets eventually recover.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES

November 15, 2002

We believe it is important to stay true to a long-term investment plan in times of uncertainty. A disciplined, dollar cost averaging strategy, while it does not assume profits or protect against losses in declining market, should be the best way to take advantage of the natural highs and lows in a market cycle.

Sincerely,

Cindy Shields
Head of Equity Asset Management

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.

================================= PERFORMANCE ==================================

                      Security Large Cap Growth Series vs.
                             S&P Barra Growth Index

[BEGIN CHART]
             Large Cap Growth Series      S&P Barra Growth Index
04/30/2000        $10,000.00                     $10,000
09/30/2000          9,151.74                       9,456
09/30/2001          5,655.04                       6,080
09/30/2002          4,335.53                       4,903
[END CHART]

                            $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Large Cap Growth Series on April 30, 2000, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $4,336. By comparison, the same $10,000 investment would have been $4,903, based on the S&P Barra Growth Index performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                             Top 5 Equity Holdings*
                                                                      % of
                                                                    Net Assets
                                                                    ----------

General Electric Company                                               6.3%

Microsoft Corporation                                                  5.7%

Wal-Mart Stores, Inc.                                                  4.9%

Pfizer, Inc.                                                           4.3%

Johnson & Johnson                                                      3.5%

*At September 30, 2002

                             Average Annual Returns
                            As of September 30, 2002

                                         1 year            Since Inception
                                         ------            ---------------
A Shares                                (23.33%)          (27.46%) (5-1-00)

A Shares with sales charge              (27.79%)          (29.21%) (5-1-00)

B Shares                                (23.99%)          (28.11%) (5-1-00)

B Shares with CDSC                      (27.79%)          (29.01%) (5-1-00)

C Shares                                (23.78%)          (27.98%) (5-1-00)

C Shares with CDSC                      (24.54%)          (27.98%) (5-1-00)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
LARGE CAP GROWTH SERIES

                                                          Number       Market
COMMON STOCKS                                            of Shares     Value
--------------------------------------------------------------------------------
Advertising - 0.8%
Omnicom Group, Inc. ..................................      2,100   $   116,928

Aerospace & Defense - 1.4%
United Technologies Corporation ......................      3,400       192,066

Banks - 1.2%
Bank of New York Company, Inc. .......................      2,100        60,354
Bank One Corporation .................................      2,600        97,240
Northern Trust Corporation ...........................        300        11,316
                                                                    -----------
                                                                        168,910
Biotechnology - 1.7%
Amgen, Inc.* .........................................      5,500       229,350

Brewers - 1.0%
Anheuser-Busch Companies, Inc. .......................      2,800       141,680

Broadcasting & Cable TV - 1.0%
Clear Channel Communications,
  Inc.* ..............................................        976        33,916
Comcast Corporation* .................................      4,800       100,128
                                                                    -----------
                                                                        134,044
Computer Hardware - 4.5%
Dell Computer Corporation* ...........................     13,200       310,464
International Business Machines
  Corporation ........................................      4,600       268,594
Sun Microsystems, Inc.* ..............................     12,800        33,152
                                                                    -----------
                                                                        612,210
Computer Storage & Peripherals - 0.2%
EMC Corporation* .....................................      6,600        30,162

Consumer Finance - 0.7%
Capital One Financial
  Corporation ........................................      2,600        90,792

Data Processing Services - 2.6%
Concord EFS, Inc.* ...................................      7,500       119,100
First Data Corporation ...............................      7,500       209,625
Paychex, Inc. ........................................      1,050        25,536
                                                                    -----------
                                                                        354,261
Department Stores - 0.4%
Kohl's Corporation* ..................................      1,000        60,810

Diversified Financial Services - 2.8%
Citigroup, Inc. ......................................      6,200       183,830
Fannie Mae ...........................................      1,200        71,448
Goldman Sachs Group, Inc. ............................      1,900       125,457
                                                                    -----------
                                                                        380,735
Drug Retail - 1.1%
CVS Corporation ......................................      1,400        35,490
Walgreen Company .....................................      3,800       116,888
                                                                    -----------
                                                                        152,378
Electronic Equipment & Instruments - 0.5%
Molex, Inc. ..........................................      3,100        72,912

                                                           Number      Market
COMMON STOCKS (continued)                                of Shares     Value
--------------------------------------------------------------------------------
General Merchandise Stores - 7.2%
Target Corporation ...................................     10,500   $   309,960
Wal-Mart Stores, Inc. ................................     13,700       674,588
                                                                    -----------
                                                                        984,548
Health Care Distributors & Services - 2.0%
Cardinal Health, Inc. ................................      4,400       273,680

Health Care Equipment - 2.6%
Baxter International, Inc. ...........................      3,000        91,650
Medtronic, Inc. ......................................      6,300       265,356
                                                                    -----------
                                                                        357,006
Home Improvement Retail - 2.4%
Home Depot, Inc. .....................................     12,600       328,860

Household Products - 2.8%
Colgate-Palmolive Company ............................      2,200       118,690
Kimberly-Clark Corporation ...........................      2,400       135,936
Procter & Gamble Company .............................      1,500       134,070
                                                                    -----------
                                                                        388,696
Industrial Conglomerates - 7.7%
3M Company ...........................................      1,700       186,949
General Electric Company .............................     35,100       865,215
                                                                    -----------
                                                                      1,052,164
Insurance Brokers - 1.5%
Marsh & McLennan Companies,
  Inc. ...............................................      4,900       204,036

Integrated Telecommunication Services - 0.3%
SBC Communications, Inc. .............................      2,000        40,200

Life & Health Insurance - 0.4%
Aflac, Inc. ..........................................      2,000        61,380

Motorcycle Manufacturers - 0.3%
Harley-Davidson, Inc. ................................        800        37,160

Movies & Entertainment - 2.5%
AOL Time Warner, Inc.* ...............................      5,000        58,500
Viacom, Inc. (Cl. B)* ................................      6,900       279,795
                                                                    -----------
                                                                        338,295
Multi-Line Insurance - 2.4%
American International Group,
  Inc. ...............................................      6,000       328,200

Networking Equipment - 2.8%
Cisco Systems, Inc.* .................................     36,300       380,424

Personal Products - 0.3%
Avon Products, Inc. ..................................      1,000        46,100


--------------------------------------------------------------------------------
                                       45  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
LARGE CAP GROWTH SERIES (CONTINUED)

                                                         Principal
                                                         Amount or
                                                           Number      Market
COMMON STOCKS (continued)                                of Shares     Value
--------------------------------------------------------------------------------
Pharmaceuticals - 21.8%
Abbott Laboratories ..................................      6,700   $   270,680
Allergan, Inc. .......................................      1,200        65,280
Bristol-Myers Squibb Company .........................      8,700       207,060
Eli Lilly & Company ..................................      7,700       426,118
Forest Laboratories, Inc.* ...........................      1,700       139,417
Johnson & Johnson ....................................      8,870       479,690
Merck & Company, Inc. ................................      3,800       173,698
Pfizer, Inc. .........................................     20,450       593,459
Pharmacia Corporation ................................      7,400       287,712
Schering-Plough Corporation ..........................      4,000        85,280
Watson Pharmaceuticals, Inc.* ........................      1,200        29,412
Wyeth ................................................      7,300       232,140
                                                                    -----------
                                                                      2,989,946
Semiconductor Equipment - 0.8%
Applied Materials, Inc.* .............................      3,700        42,735
KLA-Tencor Corporation* ..............................        800        22,352
Novellus Systems, Inc.* ..............................      1,900        39,539
                                                                    -----------
                                                                        104,626
Semiconductors - 3.8%
Analog Devices, Inc.* ................................      4,000        78,800
Intel Corporation ....................................     21,500       298,635
Texas Instruments, Inc. ..............................     10,300       152,131
                                                                    -----------
                                                                        529,566
Soft Drinks - 4.1%
Coca-Cola Company ....................................      7,200       345,312
PepsiCo, Inc. ........................................      6,000       221,700
                                                                    -----------
                                                                        567,012
Systems Software - 7.3%
Adobe Systems, Inc. ..................................        800        15,280
Microsoft Corporation* ...............................     17,900       782,051
Oracle Corporation* ..................................     22,200       174,492
Veritas Software Corporation* ........................      2,500        36,775
                                                                    -----------
                                                                      1,008,598
Telecommunications Equipment - 0.6%
Qualcomm, Inc.* ......................................      2,200        60,764
Scientific-Atlanta, Inc. .............................      1,900        23,769
                                                                    -----------
                                                                         84,533
                                                                    -----------
  Total common stocks - 93.5% ........................               12,842,268

REPURCHASE AGREEMENT - 5.9%
---------------------------
State Street, 0.65%, 10-01-02
  (Collateralized by FHDN,
  0.00%, 11-20-02 with a value
  of $832,800) .......................................  $813,070        813,070
                                                                    -----------
  Total investments - 99.4% ..........................               13,655,338
  Cash & other assets, less liabilties - 0.6% ........                   83,753
                                                                    -----------
  Total net assets - 100.0% ..........................              $13,739,091
                                                                    ===========

The identified cost of investments for federal income tax purposes at September 30, 2002 was $18,351,770.

*Non-income producing security


--------------------------------------------------------------------------------
                                       46  See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - TECHNOLOGY SERIES

November 15, 2002

[LOGO] WELLINGTON MANAGEMENT(R)

Subadvisor, Wellington Management Company, LLP

To Our Shareholders:

The Security Technology Fund declined 30.50% for the 12- month period ending on September 30, 20021. The Fund outperformed the benchmark Goldman Sachs Technology Index, which dropped 34.83% over the same period(1).

Tough Times For Technology

The losses experienced by the broader capital markets over the past year have been amplified in the technology sector. The factors contributing to this malaise in the technology sector are numerous. There are, however, three key contributing factors: the dramatic slowdown in information technology related spending by companies; weak investor confidence due to the rising incidences of corporate malfeasance; and the overall volatile investment climate.

During the past few months, there has been some gradual improvement in the general economic environment with positive second quarter GDP growth of 1.3%, low inflation, and the Federal Reserve's decision to keep short-term rates steady. These improvements, however, come at a seasonally weak period for technology companies as the summer months are typically slower for deal closing opportunities globally. We believe that the impetus for a rise in information technology spending will be improved corporate profits and an improving U.S. economy. Nonetheless, we do not expect a robust recovery from these levels.

Keys To Performance

Contributors to the Fund's benchmark relative positive performance were Dell Computer, Nokia and OmniVision Technology. Detractors from performance for the 12-month period included Sabre Holdings, Cisco Systems and IBM. In recent months, we have increased the Fund's weight in the semi-conductor equipment sub-sector in order to take advantage of the favorable demand and supply dynamics affecting this sub-sector. Additionally, we have reduced the weight in the computer services sub-sector. To date, much of the positive relative performance has been largely attributable to the computer services sub-sector that had maintained its strength through the slowdown.

Outlook For Technology

We continue to expect a slow economic recovery with more consistent trends in 2003. The technology environment is mixed, and we may not have seen the bottom. In particular, the outlook is bleak for Europe and Asia as business remains very weak. The rebound in software spending will be muted, and we are not optimistic about an increase in information technology spending before 2003. The information technology services pipeline remains strong, but near-term demand will probably be sluggish. In the short term, we expect that the capital markets will continue to be volatile due to the geopolitical uncertainties and very uneven economic data. However, for the long term, we continue to believe that technology will be an important sector within the marketplace and will provide good investment opportunities.

Sincerely,

The Global Technology Portfolio Management Team
Wellington Management Company, LLP

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - TECHNOLOGY SERIES

November 15, 2002

================================= PERFORMANCE ==================================

                         Security Technology Series vs.
                               S&P 500 Index, and
                         Goldman Sachs Technology Index

[BEGIN CHART]
            Technology Series    S&P 500 Index    Goldman Sachs Technology Index
05/01/2000     $10,000.00           $10,000                $10,000
09/30/2000       8,793.59             9,890                  9,019
09/30/2001       3,213.95             7,167                  3,141
09/30/2002       2,233.74             5,638                  2,044
[END CHART]

                            $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Technology Series on May 1, 2000, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $2,234. By comparison, the same $10,000 investment would have been $5,638, based on the S&P 500 Index's performance and $2,044 based on the Goldman Sachs Technology Index. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                             Top 5 Equity Holdings*
                                                                     % of
                                                                   Net Assets
                                                                   ----------
Microsoft Corporation                                                11.7%

Cisco Systems, Inc.                                                   7.0%

First Data Corporation                                                6.7%

Oracle Corporation                                                    5.7%

Intel Corporation                                                     5.4%

*At September 30, 2002

                             Average Annual Returns
                            As of September 30, 2002

                                        1 year         Since Inception
                                        ------         ---------------
A Shares                               (30.50%)       (44.85%) (5-01-00)

A Shares with sales charge             (34.53%)       (46.18%) (5-01-00)

B Shares                               (30.91%)       (45.73%) (5-01-00)

B Shares with CDSC                     (34.36%)       (46.40%) (5-01-00)

C Shares                               (30.91%)       (45.73%) (5-01-00)

C Shares with CDSC                     (31.60%)       (45.73%) (5-01-00)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2002

SECURITY EQUITY FUND -
TECHNOLOGY SERIES

                                                          Number       Market
COMMON STOCKS                                            of Shares     Value
--------------------------------------------------------------------------------
Applications Software - 1.1%
J.D. Edwards & Company* ..............................     4,800   $   44,400

Computer Hardware - 13.5%
Dell Computer Corporation* ...........................     5,600      131,712
Hewlett-Packard Company ..............................    18,446      215,264
International Business Machines
  Corporation ........................................     3,300      192,687
Sun Microsystems, Inc.* ..............................     9,300       24,087
                                                                   ----------
                                                                      563,750
Computer Storage & Peripherals - 7.6%
Ati Technologies, Inc.* ..............................     3,500       17,465
Lexmark International, Inc.* .........................     3,900      183,300
Maxtor Corporation ...................................    45,267      118,147
                                                                   ----------
                                                                      318,912
Data Processing Services - 11.7%
Automatic Data Processing, Inc. ......................     1,300       45,201
First Data Corporation ...............................    10,000      279,500
Sabre Holdings Corporation* ..........................     8,400      162,540
                                                                   ----------
                                                                      487,241
Diversified Commercial Services - 4.3%
Cendant Corporation* .................................    16,700      179,692

Employment Services - 0.7%
Resources Connection, Inc.* ..........................     2,200       31,702

Internet Software & Services - 3.9%
Expedia, Inc.* .......................................     1,600       81,040
Hotels.com* ..........................................     1,600       80,928
                                                                   ----------
                                                                      161,968
IT Consulting & Services - 3.5%
Accenture, Ltd.* .....................................    10,200      145,656

Movies & Entertainment - 3.9%
AOL Time Warner, Inc.* ...............................    13,900      162,630

Networking Equipment - 11.4%
Brocade Communications Systems,
  Inc.* ..............................................    15,600      117,468
Cisco Systems, Inc.* .................................    27,900      292,392
Juniper Networks, Inc.* ..............................    14,000       67,200
                                                                   ----------
                                                                      477,060

                                                          Number       Market
COMMON STOCKS (continued)                                of Shares     Value
--------------------------------------------------------------------------------
Semiconductors - 11.8%
Agere Systems, Inc.* .................................    23,800   $   26,180
Agere Systems, Inc. (Cl. B)* .........................    24,100       23,859
Fairchild Semiconductor
  Corporation* .......................................     3,700       35,039
Intel Corporation ....................................    16,100      223,629
Intersil Corporation* ................................     3,400       44,064
OmniVision Technologies, Inc.* .......................     9,100       59,969
QLogic Corporation* ..................................       500       13,020
RF Micro Devices, Inc.* ..............................     6,100       36,600
STMicroelectronics, N.V ..............................     2,294       31,039
                                                                   ----------
                                                                      493,399
Systems Software - 17.4%
Microsoft Corporation* ...............................    11,200      489,328
Oracle Corporation* ..................................    30,200      237,372
                                                                   ----------
                                                                      726,700
Telecommunications Equipment - 4.1%
Motorola, Inc. .......................................    12,000      122,160
Qualcomm, Inc.* ......................................     1,800       49,716
                                                                   ----------
                                                                      171,876
                                                                   ----------
  Total common stocks - 94.9% ..................................    3,964,986

FOREIGN STOCKS
--------------
Finland - 2.4%
Nokia OYJ, ADR .......................................     7,600      100,700
Korea - 2.6%
Samsung Electronics Company,
  Ltd. - GDR .........................................       900      106,650
                                                                   ----------
  Total foreign stocks - 5.0% ..................................      207,350
                                                                   ----------
  Total investments - 99.9% ....................................    4,172,336
  Cash & other assets, less liabilites - 0.1% ..................        4,674
                                                                   ----------
  Total net assets - 100.0% ....................................   $4,177,010
                                                                   ==========

The identified cost of investments for federal income tax purposes at September
  30, 2002 was $6,280,352.

* Non-income producing security

ADR (American Depositary Receipt)

GDR (Global Depositary Receipt)


--------------------------------------------------------------------------------
                                       49  See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND
(formerly known as Security Ultra Fund)

November 15, 2002

[photo] James P. Schier
Senior Portfolio Manager

[LOGO](R) Security
          Funds

Advisor, Security
Management Company, LLC

To Our Shareholders:

September 30, 2002, ended a very difficult 12-month period for most stock mutual funds. Funds with a growth emphasis were hit especially hard, and the Security Mid Cap Growth Fund (formerly known as Security Ultra Fund) was no exception. The Fund was down 16.64% over the period, while the benchmark S&P Mid Cap Growth Index was down 6.29%1. However, the Fund outperformed its peer group's median return, which was -17.08%. Mid Cap Growth tended to be skewed toward the smaller end of the mid cap spectrum for the year. As the markets worsened, investors sought safety in relatively larger, more established names, and so the Fund suffered relative to the index.

Industrials Lead Negative Charge

The value of the industrial stocks in the Fund declined 46% for the year, compared to a 5% decline for the index. The Fund was underweight in the sector relative to the benchmark, but not enough to curtail the loss. Edison Schools, Inc. suffered the most loss in this area, declining 98% for the year. Edison is a for-profit school company that takes over troubled K-12 public school systems on a contract basis. Despite the fact that Edison has experienced some success with their business model, political opposition to the concept has been so great that future expansion looks bleak, and a few client districts have pulled out. Additionally, Shaw Group, Inc., which manufactures piping systems for power units, declined 32% for the year. Shaw Group is a profitable company and continues to gain share, but seems to be a victim of association with many of the independent power groups that suffered over the past year.

Health Care And Technology Also Hit

Our health care selections were down 38% for the year, compared to a -9% return for the index. Again, we kept a significant underweight position in the sector, but this was not enough to balance out the poor performance of our health care stocks. Enzon, Inc. manufactures a key drug in fighting hepatitis C, which is truly an epidemic. Despite the fact that Enzon just became profitable, concerns over the company's growth rate, with the launch of a competing therapeutic agent, caused the stock to decline 62% over the past year. In addition, Bioject Med Tech, Inc., which manufactures needle-free injection supplies, declined 80% for the year. One of Bioject's key partners merged during the year. The newly-formed company opted to break relations with Bioject.

Our overweight position in the information technology sector was a detriment to the Fund. This area declined 22% on the year. Our technology selection was relatively good, outpacing the benchmark by 4%. But the selection was not enough to overcome the losses we suffered due to the overweight position.

Energy And Financial Weightings Aid The Fund

The Fund's position in the energy sector was over four times that of the benchmark, which helped the Fund's performance tremendously. Our energy holdings returned a positive 29% for the year.

In addition, the Fund held an underweight position relative to the benchmark in the financials sector, which cut related losses for the Fund relative to the benchmark. The sector returned -7% for the 12-month period.

Time Is Right For Small And Mid Cap Stocks

Due to poor performance, small and mid cap growth stocks have been under extreme selling pressure for the past three years, and Mid Cap Growth has been down for two of those years. It is extremely unusual for a particular sector to be under that type of pressure for much longer than that period of time.

Companies with productivity enhancing products and services are usually found among smaller companies. For this reason, we believe that the prospects for smaller companies in the upcoming recovering economy are good. There is substantial pent-up investment potential in this area, and we look for smaller growth stocks to flourish when the markets do recover.

                                                            continued on page 51


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND
(formerly known as Security Ultra Fund)

November 15, 2002


New Name For The Fund

In October of 2002, the name of the Fund was changed to Security Mid Cap Growth Fund. We believe the new name better describes the investment objective of the Fund. The name does not affect the way the Fund is managed in any way. Look for the new name in future Fund correspondence.

Sincerely,

Jim Schier
Senior Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.


================================= PERFORMANCE ==================================

                          Security Mid Cap Growth Fund
                    (formerly known as Security Ultra Fund)
                          vs. S&P Midcap Growth Index

[BEGIN CHART]
                 Security Mid Cap Growth
                 Fund (formerly known as      S&P Midcap
                   Security Ultra Fund)      Growth Index

09/30/1992             $10,000.00              $10,000
09/30/1993              11,947.50               12,383
09/30/1994              11,515.82               12,347
09/30/1995              14,128.98               15,677
09/30/1996              16,299.09               17,608
09/30/1997              19,651.05               24,650
09/30/1998              17,204.68               22,489
09/30/1999              25,963.56               31,806
09/30/2000              44,871.05               52,061
09/30/2001              27,734.41               33,527
09/30/2002              23,118.13               31,418
[END CHART]

                             $10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Mid Cap Growth Fund (formerly known as Security Ultra Fund) on September 30, 1992, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $23,118. In comparison, the same $10,000 investment would have grown to $31,418 based on the S&P Mid Cap Growth Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.


                             Top 5 Equity Holdings*
                                                                       % of
                                                                    Net Assets
                                                                    ----------
Apache Corporation                                                    5.1%

Axciom Corporation                                                    5.0%

Ensco International, Inc.                                             3.6%

Mattel, Inc.                                                          3.5%

Hyperion Solutions Corporation                                        3.5%

*At September 30, 2002


                             Average Annual Returns
                            As of September 30, 2002

                              1 year        5 years            10 years
                             -------        -------       -----------------
A Shares                     (16.64%)        3.30%               9.39%

A Shares with sales charge   (21.46%)        2.09%               8.74%

B Shares                     (17.35%)        2.29%               6.52%
                                                              (10-19-93)
                                                           (since inception)

B Shares with CDSC           (21.48%)        1.92%               6.52%
                                                              (10-19-93)
                                                           (since inception)

C Shares                     (17.30%)       (1.04%)               N/A
                                           (1-29-99)
                                        (since inception)

C Shares with CDSC           (18.12%)       (1.04%)               N/A
                                           (1-29-99)
                                        (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2002

SECURITY MID CAP GROWTH FUND
(FORMERLY KNOWN AS SECURITY ULTRA FUND)

                                                          Number       Market
COMMON STOCKS                                           of Shares      Value
--------------------------------------------------------------------------------
Advertising - 1.7%
TMP Worldwide, Inc.* ...............................      217,600   $ 1,958,400

Aerospace & Defense - 0.4%
Integrated Defense Technologies,
  Inc.* ............................................       24,000       472,800

Apparel Retail - 1.6%
Anntaylor Stores Corporation*(1) ...................       78,000     1,796,340

Application Software - 6.8%
Captaris, Inc.* ....................................      313,500       720,737
Epiq Systems, Inc.* ................................      120,000     2,119,200
Hyperion Solutions Corporation* ....................      220,000     4,037,000
Intelidata Technologies
  Corporation* .....................................      345,000       317,400
Tibco Software, Inc.* ..............................      155,000       581,250
                                                                    -----------
                                                                      7,775,587
Banks - 1.6%
Northern Trust Corporation .........................       49,000     1,848,280

Biotechnology - 5.9%
Alexion Pharmaceuticals, Inc.* .....................       80,000       927,200
Cell Genesys, Inc.* ................................       51,850       624,792
Enzon, Inc.* .......................................      116,000     2,231,840
Genvec, Inc.* ......................................      330,000       927,300
Sciclone Pharmaceuticals, Inc.* ....................      339,367     1,001,133
Strategic Diagnostics, Inc.* .......................      206,300       752,995
Titan Pharmaceuticals, Inc.* .......................      210,000       325,500
                                                                    -----------
                                                                      6,790,760
Broadcasting & Cable TV - 2.9%
Charter Communications, Inc.* ......................      130,000       241,800
Cinar Corporation (Cl. B)* .........................      349,600       664,240
Salem Communications
  Corporation* .....................................      110,000     2,466,200
                                                                    -----------
                                                                      3,372,240
Construction & Engineering - 3.2%
Shaw Group, Inc.* ..................................      253,700     3,602,540

Diversified Commercial Services - 1.0%
Devry, Inc.* .......................................       60,000     1,117,200

Diversified Financial Services - 0.1%
Euronet Worldwide, Inc.* ...........................       28,000       140,840

Electrical Components & Equipment - 3.0%
Energy Conversion Devices, Inc.* ...................      101,000     1,095,850
Fuelcell Energy, Inc.* .............................       70,000       441,000
Power-One, Inc.* ...................................      230,000       685,400
Wilson Greatbatch Technologies,
  Inc.* ............................................       43,300     1,203,740
                                                                    -----------
                                                                      3,425,990
Electronic Equipment & Instruments - 1.9%
Identix, Inc.* .....................................      140,000       833,000
Maxwell Technologies, Inc.* ........................      257,000     1,349,250
                                                                    -----------
                                                                      2,182,250

                                                          Number       Market
COMMON STOCKS (continued)                               of Shares      Value
-------------------------------------------------------------------------------
Health Care Distributors & Services - 3.1%
Hooper Holmes, Inc. ................................      568,600   $ 3,525,320

Health Care Equipment - 0.9%
Bioject Medical Technologies,
  Inc.* ............................................      300,000       597,000
Micro Therapeutics, Inc.* ..........................      204,000       479,400
                                                                    -----------
                                                                      1,076,400
Health Care Facilities - 1.1%
Amsurg Corporation* ................................       41,000     1,236,970

Industrial Machinery - 2.1%
Flowserve Corporation* .............................       74,000       740,000
Ingersoll-Rand Company .............................       33,500     1,153,740
Tennant Company ....................................       17,100       553,185
                                                                    -----------
                                                                      2,446,925
Integrated Telecommunication Services - 0.6%
Intrado, Inc.* .....................................       67,100       648,186

Internet Software & Services - 2.7%
@Road, Inc.* .......................................      380,000     2,052,000
Watchguard Technologies, Inc.* .....................      231,000     1,016,400
                                                                    -----------
                                                                      3,068,400
IT Consulting & Services - 6.5%
Acxiom Corporation* ................................      404,000     5,728,720
Computer Sciences Corporation* .....................       60,000     1,667,400
                                                                    -----------
                                                                      7,396,120
Leisure Products - 3.5%
Mattel, Inc. .......................................      225,000     4,052,250

Life & Health Insurance - 3.5%
Aflac, Inc.(1) .....................................      130,000     3,989,700

Multi-Utilities - 0.2%
Williams Companies, Inc. ...........................       80,200       181,252

Networking Equipment - 2.1%
Adaptec, Inc.* .....................................      430,000     1,896,300
Packeteer, Inc.* ...................................      156,000       468,000
                                                                    -----------
                                                                      2,364,300
Oil & Gas Drilling - 7.3%
Ensco International, Inc. ..........................      164,600     4,121,584
National-Oilwell, Inc.* ............................      136,000     2,635,680
Pride International, Inc.* .........................      118,600     1,541,800
                                                                    -----------
                                                                      8,299,064
Oil & Gas Equipment & Services - 2.3%
BJ Services Company* ...............................      100,000     2,600,000

Oil & Gas Exploration & Production - 11.6%
Apache Corporation(1) ..............................       97,900     5,820,155
Evergreen Resources, Inc.* .........................       81,000     3,319,380
Ocean Energy, Inc.(1) ..............................       90,000     1,795,500
Stone Energy Corporation* ..........................       70,000     2,275,000
                                                                    -----------
                                                                     13,210,035

--------------------------------------------------------------------------------
                                       52  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY MID CAP GROWTH FUND (FORMERLY
KNOWN AS SECURITY ULTRA FUND) (CONTINUED)

                                                          Number       Market
COMMON STOCKS (continued)                               of Shares      Value
--------------------------------------------------------------------------------
Packaged Foods - 0.6%
Monterey Pasta Company* ............................      156,000   $   725,400

Pharmaceuticals - 2.7%
Esperion Therapeutics, Inc.* .......................      135,000       772,200
Ligand Pharmaceuticals Inc. ........................
  (Cl.B)* ..........................................      268,800     1,827,840
Penwest Pharmaceuticals
  Company* .........................................       60,000       499,800
                                                                    -----------
                                                                      3,099,840
Publishing & Printing - 2.6%
E.W. Scripps Company(1) ............................       43,000     2,979,900

Restaurants - 0.0%
Buca, Inc.* ........................................        1,600        12,800

Semiconductors - 4.7%
Hi/Fn, Inc.* .......................................       70,000       308,000
Ixys Corporation* ..................................      285,600     1,436,568
Microsemi Corporation* .............................      160,000       897,600
Monolithic System Technology,
  Inc.* ............................................      146,800     1,468,000
Power Integrations, Inc.* ..........................      107,500     1,310,425
                                                                    -----------
                                                                      5,420,593
Specialty Chemicals - 0.6%
Rentech, Inc.* .....................................    1,139,300       649,401

Systems Software - 3.0%
Precis, Inc.* ......................................       82,000       480,520
Symantec Corporation*(1) ...........................       87,000     2,929,290
                                                                    -----------
                                                                      3,409,810
Telecommunications Equipment - 4.7%
Adtran, Inc.* ......................................       75,000     1,170,000
Arris Group, Inc.* .................................      350,000     1,295,000
Ciena Corporation* .................................      280,000       831,600
EFJ, Inc.* .........................................      255,650       209,633
Harris Corporation .................................       30,700     1,028,143
Terayon Communication Systems,
  Inc.* ............................................      361,000       837,520
                                                                    -----------
                                                                      5,371,896
Trading Companies & Distributors - 1.2%
MSC Industrial Direct Company,
  Inc.* ............................................      130,000     1,380,600
                                                                    -----------
  Total common stocks - 97.7% ...................................   111,628,389

WARRANT - 0.0%
--------------
Intelidata Technologies, Inc. ......................      172,500        26,817

                                                        Principal      Market
U.S. GOVERNMENT & AGENCIES                               Amount        Value
--------------------------------------------------------------------------------
Federal Home Loan Bank,
  1.68%, 10-16-02 ..................................   $1,500,000  $  1,498,950
Federal National Mortgage Association,
  1.68%, 11-13-02 ..................................    1,000,000       997,993
                                                                   ------------
  Total U.S. government & agencies - 2.2% .......................     2,496,943

REPURCHASE AGREEMENT - 1.1%
---------------------------
United Missouri Bank, 1.57%,
  10-01-02 (Collateralized by
  U.S. Treasury Notes, 04-30-03
  with a value of $1,325,423) ......................    1,299,000     1,299,000
                                                                   ------------
  Total investments - 101.0% ....................................   115,451,149
  Liabilities, less cash & other assets - (1.0%) ................    (1,118,141)
                                                                   ------------
  Total net assets - 100.0% .....................................  $114,333,008
                                                                   ============

The identified cost of investments owned at September 30, 2002 was the same for federal income tax and financial statement purposes.

*Non-income producing security

(1)Security is segregated as collateral for futures, forward contracts or options.

--------------------------------------------------------------------------------
                                       53  See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND
(formerly known as Security Growth and Income Fund)

November 15, 2002

[photo] Valerie Sill
Senior Portfolio Manager

[LOGO] YOU, YOUR ADVISOR AND
       (R)Dreyfus
       A MELLON FINANCIAL COMPANY

Advisor,
The Dreyfus Corporation

To Our Shareholders:

We are pleased to present this annual report for the Large Cap Value Fund (formerly known as Security Growth and Income Fund), covering the 12-month period from October 1, 2001, through September 30, 2002. For the one-year period ended September 30, 2002, the Fund produced a total return of -20.51%(1). By comparison, the Fund's benchmark, the S&P Barra Value Index, produced a total return of -22.25%.

Keys To Fund's Performance

We are pleased that the Fund performed relatively well in this highly challenging market environment. We attribute the Fund's relatively strong performance primarily to our stock selection strategy, which emphasizes large capitalization value stocks that possess strong business fundamentals and have a catalyst in place to generate capital appreciation. The overall risk and valuation characteristics of the Fund are carefully monitored to ensure adequate diversification and low volatility of returns.

We attribute the Fund's returns, which exceeded its benchmark, to strong stock selection in the health care and consumer non-durable sectors. Wellpoint and Procter & Gamble were among the fund's top performing securities. In addition, the Fund's underweight position in the telecommunications services sector contributed positively to the Fund's results. The financial services sector detracted from the Fund's overall results due to an underweight in regional banks.

We currently see opportunity in searching for value among traditional growth sectors. For example, many pharmaceutical stocks may be attractive because they are currently selling far below what we believe are their normal valuations, primarily because their profits recently declined when patents on existing products expired.

New Name For The Fund

In October of 2002, the Fund's name was changed to the Security Large Cap Value Fund. The change was made to more accurately describe the Fund's investment objective. The new name does not affect the management of the Fund in any way. Look for the new name on all future Fund correspondence.

Getting Back To The Fundamentals

The past year reminded investors of the importance of some fundamental principles of investing. The merit of a longterm perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held on to companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among a variety of investment classes. To learn if your portfolio is properly diversified, seek objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

We are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

The Fund is poised to participate in an economic recovery and to provide its shareholders with the defensive characteristics inherent to the value style of investing.

Thank you for your continued confidence and support.

Sincerely,

Valerie J. Sill
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND
(formerly known as Security Growth and Income Fund)

November 15, 2002

================================= PERFORMANCE ==================================

                         Security Large Cap Value Fund
                               (formerly known as
                        Security Growth and Income Fund)
                           vs. S&P Barra Value Index

[BEGIN CHART]
           Large Cap Value Fund
            (formerly known as
           Security Growth and        S&P Barra
               Income Fund)          Value Index

09/30/1992     $10,000.00              $10,000
09/30/1993      10,903.42               12,251
09/30/1994      10,070.92               12,318
09/30/1995      12,110.07               15,729
09/30/1996      14,569.88               18,662
09/30/1997      19,713.81               25,981
09/30/1998      18,146.93               25,933
09/30/1999      20,324.38               31,503
09/30/2000      18,844.57               35,834
09/30/2001      15,889.03               29,781
09/30/2002      12,629.69               23,155
[END CHART]

                             $10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Large Cap Value Fund (formerly known as Security Growth and Income Fund) on September 30, 1992, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $12,630. By comparison, the same $10,000 investment would have grown to $23,155 based on the S&P Barra Value Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.


                             Top 5 Equity Holdings*
                                                                       % of
                                                                    Net Assets
                                                                    ----------
Exxon Mobil Corporation                                               3.8%

American International Group, Inc.                                    3.7%

Citigroup, Inc.                                                       3.3%

United Technologies Corporation                                       2.5%

Schering-Plough Corporation                                           2.5%

*At September 30, 2002


                             Average Annual Returns
                            As of September 30, 2002

                              1 year        5 years            10 years
                             -------        -------       -----------------
A Shares                     (20.51%)        (8.57%)             2.96%

A Shares with sales charge   (25.11%)        (9.64%)             2.36%

B Shares                     (21.24%)        (9.50%)             0.79%
                                                              (10-19-93)
                                                           (since inception)

B Shares with CDSC           (25.17%)        (9.87%)             0.79%
                                                              (10-19-93)
                                                           (since inception)

C Shares                     (21.21%)       (11.98%)             N/A
                                            (1-29-99)
                                        (since inception)

C Shares with CDSC           (22.00%)       (11.98%)             N/A
                                            (1-29-99)
                                        (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2002

SECURITY LARGE CAP VALUE FUND (FORMERLY KNOWN
AS SECURITY GROWTH AND INCOME FUND)

                                                   Principal Amount
                                                       or Number       Market
CORPORATE BONDS                                        of Shares       Value
--------------------------------------------------------------------------------
Health Care - 0.1%
Alderwoods Group, Inc.:
  11.00% - 2007 ....................................   $    7,200    $    7,164
  12.25% - 2009 ....................................   $   10,200         9,792
Multicare Companies, Inc.,
  9.00% - 2007* ....................................   $  200,000             -
                                                                     ----------
                                                                         16,956
Energy - Refining - 0.4%
Crown Central Petroleum,
  10.875% - 2005 ...................................   $  200,000       165,250

Services - 0.0%
American Eco Corporation,
  9.625% - 2008* ...................................   $  125,000            12
                                                                     ----------
  Total corporate bonds - 0.5% ..................................       182,218

COMMON STOCKS
-------------
Aerospace & Defense - 4.2%
Boeing Company .....................................       11,200       382,256
Rockwell Collins, Inc. .............................       11,800       258,892
United Technologies Corporation ....................       17,600       994,224
                                                                     ----------
                                                                      1,635,372
Automobile Manufacturers - 2.6%
Ford Motor Company .................................       49,200       482,160
Nissan Motor Company, Ltd. .........................       35,500       521,140
                                                                     ----------
                                                                      1,003,300
Banks - 4.6%
FleetBoston Financial Corporation ..................       44,000       894,520
U.S. Bancorp .......................................       16,000       297,280
Wells Fargo & Company ..............................       13,000       626,080
                                                                     ----------
                                                                      1,817,880
Broadcasting & Cable TV - 0.8%
Liberty Media Corporation* .........................       45,000       323,100

Computer & Electronics Retail - 1.0%
Radio Shack Corporation ............................       19,800       397,188

Computer Hardware - 1.0%
International Business Machines
  Corporation ......................................        6,500       379,535

Consumer Electronics - 2.2%
Koninklijke (Royal) Philips
Electronics N.V. ADR* ..............................       30,800       447,524
Sony Corporation ADR ...............................        9,800       402,780
                                                                     ----------
                                                                        850,304
Department Stores - 3.5%
Federated Department Stores,
  Inc.* ............................................       21,000       618,240
Sears, Roebuck & Company ...........................       19,900       776,100
                                                                     ----------
                                                                      1,394,340

                                                          Number       Market
COMMON STOCKS (continued)                               of Shares      Value
-------------------------------------------------------------------------------
Diversified Commercial Services - 1.3%
H&R Block, Inc. ....................................       12,000    $  504,120

Diversified Financial Services - 11.7%
American Express Company ...........................       14,700       458,346
Citigroup, Inc. ....................................       43,666     1,294,697
Fannie Mae .........................................       14,000       833,560
Goldman Sachs Group, Inc. ..........................        4,400       290,532
Lehman Brothers Holdings, Inc. .....................        7,400       362,970
Morgan Stanley Dean Witter &
  Company ..........................................       18,300       620,004
Principal Financial Group* .........................       21,800       570,724
Stilwell Financial, Inc. ...........................       14,100       170,187
                                                                     ----------
                                                                      4,601,020
Electric Utilities - 0.4%
PG&E Corporation* ..................................       13,300       149,758

Electrical Components & Equipment - 1.2%
Emerson Electric Company ...........................       10,500       461,370

Food Retail - 0.8%
Kroger Company* ....................................       23,500       331,350

Health Care Equipment - 2.2%
C.R. Bard, Inc. ....................................       11,100       606,393
Guidant Corporation* ...............................        8,400       271,404
                                                                     ----------
                                                                        877,797
Health Care Facilities - 0.6%
Alderwoods Group, Inc.* ............................        1,133         7,364
Genesis Health Ventures, Inc.* .....................          518         8,516
Tenet Healthcare Corporation* ......................        4,550       225,225
                                                                     ----------
                                                                        241,105
Household Appliances - 0.6%
Black & Decker Corporation .........................        5,300       222,229

Industrial Gases - 2.8%
Air Products & Chemicals, Inc. .....................        9,200       386,492
Praxair, Inc. ......................................       14,100       720,651
                                                                     ----------
                                                                      1,107,143
Insurance Brokers - 1.2%
Marsh & McLennan Companies,
  Inc. .............................................       11,800       491,352

Integrated Oil & Gas - 7.9%
BP plc ADR .........................................       14,500       578,550
Conoco, Inc. .......................................        9,486       438,633
Exxon Mobil Corporation ............................       46,600     1,486,540
Royal Dutch Petroleum Company ......................       15,100       606,567
                                                                     ----------
                                                                      3,110,290
Integrated Telecommunication Services - 3.4%
AT&T Corporation ...................................       64,100       769,841
Verizon Communications, Inc. .......................       21,300       584,472
                                                                     ----------
                                                                      1,354,313

--------------------------------------------------------------------------------
                                       56  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

SECURITY LARGE CAP VALUE FUND (FORMERLY KNOWN
AS SECURITY GROWTH AND INCOME FUND) (CONTINUED)

                                                          Number       Market
COMMON STOCKS (continued)                               of Shares      Value
--------------------------------------------------------------------------------
Life & Health Insurance - 2.0%
John Hancock Financial Services,
  Inc. .............................................       14,400   $   400,320
Lincoln National Corporation .......................       12,400       378,820
                                                                    -----------
                                                                        779,140
Managed Health Care - 0.9%
CIGNA Corporation ..................................        5,300       374,975

Movies & Entertainment - 2.8%
News Corporation, Ltd. ADR .........................       49,000       813,400
Walt Disney Company ................................       19,300       292,202
                                                                    -----------
                                                                      1,105,602
Multi-Line Insurance - 4.6%
American International Group,
  Inc. .............................................       26,300     1,438,610
Loews Corporation ..................................        8,500       364,565
                                                                    -----------
                                                                      1,803,175
Office Services & Supplies - 1.1%
Pitney Bowes, Inc. .................................       13,900       423,811

Oil & Gas Exploration & Production - 1.8%
Encana Corporation .................................       23,976       721,678

Oil & Gas Refining & Marketing - 0.5%
Sunoco, Inc. .......................................        6,100       183,976

Packaged Foods - 2.8%
H. J. Heinz Company ................................       12,800       427,136
Nestle SA ..........................................       12,500       683,022
                                                                    -----------
                                                                      1,110,158
Paper Products - 1.7%
International Paper Company ........................       19,800       661,122

Pharmaceuticals - 7.2%
Bristol-Myers Squibb Company .......................       29,300       697,340
Merck & Company, Inc. ..............................       14,600       667,366
Pharmacia Corporation ..............................       13,400       520,992
Schering-Plough Corporation ........................       45,500       970,060
                                                                    -----------
                                                                      2,855,758
Property & Casualty Insurance - 3.2%
Allstate Corporation ...............................       16,800       597,240
Chubb Corporation ..................................        8,500       466,055
Radian Group, Inc. .................................        6,000       195,960
                                                                    -----------
                                                                      1,259,255
Publishing & Printing - 4.1%
Gannett Company, Inc. ..............................        6,200       447,516
Knight-Ridder, Inc. ................................       10,500       592,305
McGraw-Hill Companies, Inc. ........................        9,300       569,346
                                                                    -----------
                                                                      1,609,167
Railroads - 0.7%
Union Pacific Corporation ..........................        5,000       289,350

                                                        Principal
                                                        Amount or
                                                          Number       Market
COMMON STOCKS (continued)                               of Shares      Value
-------------------------------------------------------------------------------
Restaurants - 1.4%
McDonald's Corporation .............................       30,900   $   545,694

Semiconductors - 1.0%
Intel Corporation ..................................       29,500       409,755

Specialty Stores - 1.2%
Office Depot, Inc.* ................................       37,700       465,218

Systems Software - 1.1%
Microsoft Corporation* .............................        9,000       419,424

Telecommunications Equipment - 1.2%
Motorola, Inc. .....................................       48,700       495,766

Tobacco - 1.0%
Phillip Morris Companies, Inc. .....................       10,000       388,000
                                                                    -----------
  Total common stocks - 94.3% ...................................    37,153,890

WARRANT - 0.0%
--------------
Genesis Health Ventures, Inc.* .....................          869             9

U.S. GOVERNMENT & AGENCIES - 9.6%
---------------------------------
Federal Farm Credit Bank, 1.68%,
  10-01-02 .........................................   $3,789,000     3,789,000
                                                                    -----------
  Total investments - 104.4% ....................................    41,125,117
  Liabilities, less cash & other assets - (4.4%) ................    (1,713,310)
                                                                    -----------
  Total net assets - 100.0% .....................................   $39,411,807
                                                                    ===========

The identified cost of investments for federal income tax purposes at September
  30, 2002 was $52,213,931.

*Non-income producing security

ADR (American Depositary Receipt)


--------------------------------------------------------------------------------
                                       57  See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2002

                                                                                             Security Equity Fund
                                                                                          ---------------------------
                                                                             Security
                                                                             Large Cap       Equity         Global
                                                                            Value Fund*      Series         Series
Assets
Investments, at value(1) ...............................................   $ 41,125,117   $476,658,656   $ 64,542,715
Repurchase agreements, at value(1) .....................................              -        509,000      7,305,218
Collateral received for securities loaned, at value ....................              -              -      3,821,256
Cash ...................................................................            747              -         11,612
Receivables:
   Fund shares sold ....................................................          8,797         60,117      4,308,054
   Securities sold .....................................................        874,838      7,605,921              -
   Interest ............................................................          3,858              -          7,150
   Dividends ...........................................................         64,501        579,679        105,364
Foreign taxes recoverable ..............................................              -              -         25,977
Prepaid expenses .......................................................          6,139         18,714          8,333
                                                                           ------------   ------------   ------------
     Total assets ......................................................   $ 42,083,997   $485,432,087   $ 80,135,679
                                                                           ============   ============   ============
Liabilities
Cash overdraft .........................................................   $          -   $     14,196   $          -
Cash overdraft, denominated in a foreign currency, at value(2) .........              -              -         10,933
Payable for:
   Securities loaned ...................................................              -              -      3,821,256
   Securities purchased ................................................      2,548,373              -        165,630
   Fund shares redeemed ................................................         28,986        345,370      1,982,844
   Written options, at value ...........................................              -              -              -
   Management fees .....................................................         25,867        321,435         59,776
   Custodian fees ......................................................            735          2,166         19,200
   Transfer and administration fees ....................................         10,450         84,184         25,574
   Professional fees ...................................................          5,000         52,847          8,500
   12b-1 distribution plan fees ........................................         42,311        480,908         39,515
   Other ...............................................................         10,468         93,710         11,967
                                                                           ------------   ------------   ------------
     Total liabilities .................................................      2,672,190      1,394,816      6,145,195
                                                                           ------------   ------------   ------------
Net Assets .............................................................   $ 39,411,807   $484,037,271   $ 73,990,484
                                                                           ============   ============   ============
Net assets consist of:
Paid in capital ........................................................   $ 66,166,565   $524,236,780   $101,475,809
Accumulated undistributed net investment income (loss) .................         29,748              -       (145,355)
Accumulated undistributed net realized loss on sale of
   investments, futures and foreign currency transactions ..............    (15,922,907)   (16,784,801)   (10,668,313)
Net unrealized depreciation in value of investments and
   translation of assets and liabilities in foreign currency ...........    (10,861,599)   (23,414,708)   (16,671,657)
                                                                           ------------   ------------   ------------
     Total net assets ..................................................   $ 39,411,807   $484,037,271   $ 73,990,484
                                                                           ============   ============   ============
Class "A" Shares
Capital shares outstanding .............................................      7,765,480     81,088,982      5,361,492
Net assets .............................................................   $ 32,996,804   $412,791,144   $ 50,893,367
Net asset value per share ..............................................   $       4.25   $       5.09   $       9.49
                                                                           ============   ============   ============
Offering price per share (net asset value divided by 94.25%) ...........   $       4.51   $       5.40   $      10.07
                                                                           ============   ============   ============
Class "B" Shares
Capital shares outstanding .............................................      1,201,601     14,275,575      2,138,631
Net assets .............................................................   $  4,905,174   $ 66,266,666   $ 19,021,070
Net asset value per share ..............................................   $       4.08   $       4.64   $       8.89
                                                                           ============   ============   ============
Class "C" Shares
Capital shares outstanding .............................................        363,325      1,019,553        445,805
Net assets .............................................................   $  1,509,829   $  4,979,461   $  4,076,047
Net asset value per share ..............................................   $       4.16   $       4.88   $       9.14
                                                                           ============   ============   ============

(1)Investments, including repurchase agreements, at cost ...............   $ 51,986,716   $500,582,364   $ 88,522,274
(2)Cash denominated in a foreign currency, at cost .....................   $          -   $          -   $    (10,926)

                                                                              Social         Mid Cap
                                                                            Awareness        Value
                                                                              Series         Series
Assets
Investments, at value(1) ...............................................   $ 14,182,181   $126,488,508
Repurchase agreements, at value(1) .....................................        326,000         88,000
Collateral received for securities loaned, at value ....................              -              -
Cash ...................................................................            945          5,314
Receivables:
   Fund shares sold ....................................................         23,591        322,814
   Securities sold .....................................................         38,915      2,023,106
   Interest ............................................................              -         13,986
   Dividends ...........................................................         14,104        133,558
Foreign taxes recoverable ..............................................              -              -
Prepaid expenses .......................................................         24,987         64,643
                                                                           ------------   ------------
     Total assets ......................................................   $ 14,610,723   $129,139,929
                                                                           ============   ============
Liabilities
Cash overdraft .........................................................   $          -   $          -
Cash overdraft, denominated in a foreign currency, at value(2) .........              -              -
Payable for:
   Securities loaned ...................................................              -              -
   Securities purchased ................................................              -      2,750,899
   Fund shares redeemed ................................................         92,901        791,136
   Written options, at value ...........................................              -        869,930
   Management fees .....................................................         12,858        108,861
   Custodian fees ......................................................            379          1,100
   Transfer and administration fees ....................................          6,892         31,366
   Professional fees ...................................................          5,000         10,500
   12b-1 distribution plan fees ........................................         12,534         96,965
   Other ...............................................................          3,564         14,226
                                                                           ------------   ------------
     Total liabilities .................................................        134,128      4,674,983
                                                                           ------------   ------------
Net Assets .............................................................   $ 14,476,595   $124,464,946
                                                                           ============   ============
Net assets consist of:
Paid in capital ........................................................   $ 20,705,142   $141,266,030
Accumulated undistributed net investment income (loss) .................              -              -
Accumulated undistributed net realized loss on sale of
   investments, futures and foreign currency transactions ..............       (581,494)      (705,695)
Net unrealized depreciation in value of investments and
   translation of assets and liabilities in foreign currency ...........     (5,647,053)   (16,095,389)
                                                                           ------------   ------------
     Total net assets ..................................................   $ 14,476,595   $124,464,946
                                                                           ============   ============
Class "A" Shares
Capital shares outstanding .............................................        498,691      4,055,904
Net assets .............................................................   $  7,354,834   $ 68,543,935
Net asset value per share ..............................................   $      14.75   $      16.90
                                                                           ============   ============
Offering price per share (net asset value divided by 94.25%) ...........   $      15.65   $      17.93
                                                                           ============   ============
Class "B" Shares
Capital shares outstanding .............................................        432,960      2,321,786
Net assets .............................................................   $  5,998,441   $ 37,136,129
Net asset value per share ..............................................   $      13.85   $      15.99
                                                                           ============   ============
Class "C" Shares
Capital shares outstanding .............................................         79,258      1,155,427
Net assets .............................................................   $  1,123,320   $ 18,784,882
Net asset value per share ..............................................   $      14.17   $      16.26
                                                                           ============   ============

(1)Investments, including repurchase agreements, at cost ...............   $ 20,155,234   $142,171,784
(2)Cash denominated in a foreign currency, at cost .....................   $          -   $          -

*Formerly known as Security Growth and Income Fund.

--------------------------------------------------------------------------------
                                       58  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

                                                                                           Security Equity Fund
                                                                      ------------------------------------------------------------
                                                                        Small Cap       Enhanced
                                                                         Growth           Index      International    Select 25(R)
                                                                         Series          Series         Series           Series
Assets
Investments, at value(1) ..........................................   $  9,519,351    $ 16,761,449    $  6,676,275    $ 23,477,060
Repurchase agreements, at value(1) ................................      5,716,000         793,000               -       1,020,000
Collateral received for securities loaned, at value ...............              -               -         575,127               -
Cash ..............................................................            525             858             672             362
Cash denominated in a foreign currency at value(2) ................              -               -           8,252               -
Receivables:
  Fund shares sold ................................................         12,388          12,796           2,388          15,111
  Securities sold .................................................        165,737               -               -               -
  Dividends .......................................................            213          23,011           7,719          17,750
Security Management Company .......................................              -               -           8,155               -
Foreign taxes recoverable .........................................              -               -           2,895               -
Prepaid expenses ..................................................         10,697          14,308          14,361          29,808
                                                                      ------------    ------------    ------------    ------------
    Total assets ..................................................   $ 15,424,911    $ 17,605,422    $  7,295,844    $ 24,560,091
                                                                      ============    ============    ============    ============
Liabilities
Payable for:
  Securities loaned ...............................................   $          -    $          -    $    575,127    $          -
  Securities purchased ............................................        304,888               -               -               -
  Fund shares redeemed ............................................        219,937           2,066           6,079          60,600
  Variation margin ................................................              -          13,810               -               -
  Management fees .................................................         12,754          11,461           6,593          15,625
  Custodian fees ..................................................          1,230           4,492          16,860             315
  Transfer and administration fees ................................         12,139          11,563          14,459           7,651
  Professional fees ...............................................          5,000           5,000           6,500           5,000
  12b-1 distribution plan fees ....................................         60,219         128,528          71,175          13,230
  Other ...........................................................          3,308           3,279           1,093           4,355
                                                                      ------------    ------------    ------------    ------------
    Total liabilities .............................................        619,475         180,199         697,886         106,776
                                                                      ------------    ------------    ------------    ------------
Net Assets ........................................................   $ 14,805,436    $ 17,425,223    $  6,597,958    $ 24,453,315
                                                                      ============    ============    ============    ============
Net assets consist of:
Paid in capital ...................................................   $ 30,724,798    $ 27,448,048    $ 10,818,736    $ 40,188,122
Accumulated undistributed net investment loss .....................              -               -               -               -
Accumulated undistributed net realized loss on sale of
  investments, futures and foreign currency transactions ..........    (15,476,302)     (4,033,324)     (3,414,907)     (8,621,667)
Net unrealized depreciation in value of investments, futures and
  translation of assets and liabilities in foreign currency .......       (443,060)     (5,989,501)       (805,871)     (7,113,140)
                                                                      ------------    ------------    ------------    ------------
    Total net assets ..............................................   $ 14,805,436    $ 17,425,223    $  6,597,958    $ 24,453,315
                                                                      ============    ============    ============    ============
Class "A" Shares
Capital shares outstanding ........................................      1,059,722       1,137,989         559,787       1,829,033
Net assets ........................................................   $  8,349,714    $  7,171,437    $  3,093,515    $ 11,933,195
Net asset value per share .........................................   $       7.88    $       6.30    $       5.53    $       6.52
                                                                      ============    ============    ============    ============
Offering price per share (net asset value divided by 94.25%) ......   $       8.36    $       6.68    $       5.87    $       6.92
                                                                      ============    ============    ============    ============
Class "B" Shares
Capital shares outstanding ........................................        574,686       1,002,224         315,017       1,347,411
Net assets ........................................................   $  4,291,904    $  6,124,581    $  1,695,676    $  8,566,509
Net asset value per share .........................................   $       7.47    $       6.11    $       5.38    $       6.36
                                                                      ============    ============    ============    ============
Class "C" Shares
Capital shares outstanding ........................................        284,416         674,235         335,060         619,930
Net assets ........................................................   $  2,163,818    $  4,129,205    $  1,808,767    $  3,953,611
Net asset value per share .........................................   $       7.61    $       6.12    $       5.40    $       6.38
                                                                      ============    ============    ============    ============

(1)Investments, including repurchase agreements, at cost ..........   $ 15,678,411    $ 23,435,797    $  7,482,586    $ 31,610,200
(2)Cash denominated in a foreign currency, at cost ................   $          -    $          -    $      8,154    $          -

--------------------------------------------------------------------------------
                                       59  See accompanying notes.

--------------------------------------------------------------------------------
September 30, 2002

                                                                          Security Equity Fund
                                                                      ------------------------------
                                                                        Large Cap                          Security
                                                                         Growth          Technology        Mid Cap
                                                                         Series            Series       Growth Fund**
Assets
Investments, at value(1) ..........................................   $  12,842,268    $   4,172,335    $ 114,152,149
Repurchase agreements, at value(1) ................................         813,070                -        1,299,000
Collateral received for securities loaned, at value ...............       1,368,105        1,066,748                -
Cash ..............................................................               -           40,457            1,356
Receivables:
  Fund shares sold ................................................          88,475            6,209          566,932
  Securities sold .................................................         253,973           27,057                -
  Dividends .......................................................          12,238            2,321            8,330
Prepaid expenses ..................................................          15,897           15,807            2,836
                                                                      -------------    -------------    -------------
    Total assets ..................................................   $  15,394,026    $   5,330,934    $ 116,030,603
                                                                      =============    =============    =============
Liabilities
Cash overdraft ....................................................   $          42              $ -              $ -
Security Management Company .......................................               -              283                -
Payable for:
  Securities loaned ...............................................       1,368,105        1,066,748                -
  Securities purchased ............................................          34,497           41,167          581,111
  Fund shares redeemed ............................................         197,733            4,759          196,592
  Written options, at value .......................................               -                -          650,970
  Management fees .................................................          12,341            3,944           74,886
  Custodian fees ..................................................             885            2,700            1,516
  Transfer and administration fees ................................           4,091            7,294           33,341
  Professional fees ...............................................           5,000            5,000           10,000
  12b-1 distribution plan fees ....................................          31,166           21,153          121,867
  Other ...........................................................           1,075              876           27,312
                                                                      -------------    -------------    -------------
    Total liabilities .............................................       1,654,935        1,153,924        1,697,595
                                                                      -------------    -------------    -------------
Net Assets ........................................................   $  13,739,091    $   4,177,010    $ 114,333,008
                                                                      =============    =============    =============
Net assets consist of:
Paid in capital ...................................................   $  20,183,771    $  14,180,055    $ 139,280,774
Accumulated undistributed net investment loss .....................               -                -                -
Accumulated undistributed net realized loss on sale of
  investments, futures and foreign currency transactions ..........      (1,753,382)      (8,015,605)      (2,441,604)
Net unrealized depreciation in value of investments and
  translation of assets and liabilities in foreign currency .......      (4,691,298)      (1,987,440)     (22,506,162)
                                                                      -------------    -------------    -------------
    Total net assets ..............................................   $  13,739,091    $   4,177,010    $ 114,333,008
                                                                      =============    =============    =============
Class "A" Shares
Capital shares outstanding ........................................       2,010,182          958,261       12,938,472
Net assets ........................................................   $   9,243,270    $   2,271,536    $  90,947,923
Net asset value per share .........................................   $        4.60    $        2.37    $        7.03
                                                                      =============    =============    =============
Offering price per share (net asset value divided by 94.25%) ......   $        4.88    $        2.51    $        7.46
                                                                      =============    =============    =============
Class "B" Shares
Capital shares outstanding ........................................         433,217          323,002        2,797,325
Net assets ........................................................   $   1,949,396    $ 737,108        $  17,501,763
Net asset value per share .........................................   $        4.50    $        2.28    $        6.26
                                                                      =============    =============    =============
Class "C" Shares
Capital shares outstanding ........................................         563,493          511,887          870,495
Net assets ........................................................   $   2,546,425    $   1,168,366    $   5,883,322
Net asset value per share .........................................   $        4.52    $        2.28    $        6.76
                                                                      =============    =============    =============

(1)Investments, including repurchase agreements, at cost ..........   $  18,346,636    $   6,159,775    $ 137,726,377

**Formerly known as Security Ultra Fund.

--------------------------------------------------------------------------------
                                       60  See accompanying notes.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended September 30, 2002

                                                                                           Security Equity Fund
                                                                       ------------------------------------------------------------
                                                         Security                                          Social         Mid Cap
                                                         Large Cap         Equity          Global        Awareness         Value
                                                        Value Fund*        Series          Series          Series          Series
Investment Income:
  Dividends ........................................   $    730,408    $   7,429,841    $  1,228,656    $   208,136    $  1,401,830
  Securities lending ...............................              -                -             608              -               -
  Interest .........................................         80,896          624,264          52,567         24,924         290,142
                                                       ------------    -------------    ------------    -----------    ------------
                                                            811,304        8,054,105       1,281,831        233,060       1,691,972
  Less: Foreign tax expense ........................              -                -         (89,411)             -               -
                                                       ------------    -------------    ------------    -----------    ------------
    Total investment income ........................        811,304        8,054,105       1,192,420        233,060       1,691,972

Expenses:
  Management fees ..................................        585,639        5,978,114       1,319,394        215,414       1,351,954
  Custodian fees ...................................          3,994           10,327          38,379          3,566          13,545
  Transfer/maintenance fees ........................         26,920          224,400          67,601         47,311         227,396
  Administration fees ..............................         19,338          217,932          53,717         20,710         123,255
  Directors' fees ..................................         10,001            6,278             908            362           2,458
  Professional fees ................................          5,096           61,022           8,661          7,981          16,703
  Reports to shareholders ..........................          7,132           88,480          11,290          1,508          11,295
  Registration fees ................................            651            3,641             178         37,828          51,660
  Other expenses ...................................            376            7,219             409          3,320          14,142
  12b-1 distribution plan fees - Class A ...........         41,568          510,703          55,238         10,685          83,523
  12b-1 distribution plan fees - Class B ...........         63,382          921,084         135,658         88,599         414,322
  12b-1 distribution plan fees - Class C ...........         14,503           49,317          45,745         12,787         200,872
                                                       ------------    -------------    ------------    -----------    ------------
  Total expenses ...................................        778,600        8,078,517       1,737,178        450,071       2,511,125
                                                       ------------    -------------    ------------    -----------    ------------
  Net investment income (loss) .....................         32,704          (24,412)       (544,758)      (217,011)       (819,153)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
  Investments ......................................     (7,301,261)       1,249,117      (5,951,393)      (479,572)       (216,462)
  Futures ..........................................              -         (696,327)              -              -               -
  Options written and purchased ....................              -                -               -              -         339,421
  Foreign currency transactions ....................              -                -         (73,160)             -               -
                                                       ------------    -------------    ------------    -----------    ------------
    Net realized gain (loss) .......................     (7,301,261)         552,790      (6,024,553)      (479,572)        122,959
Net change in unrealized appreciation (depreciation)
  during the period on:
  Investments ......................................     (3,019,290)    (123,520,914)     (4,151,619)    (3,022,750)    (16,080,573)
  Options written and purchased ....................              -                -               -              -        (531,750)
  Translation of assets and liabilities in foreign
    currencies .....................................              -                -             208              -               -
                                                       ------------    -------------    ------------    -----------    ------------
  Net unrealized depreciation ......................     (3,019,290)    (123,520,914)     (4,151,411)    (3,022,750)    (16,612,323)
                                                       ------------    -------------    ------------    -----------    ------------
    Net loss .......................................    (10,320,551)    (122,968,124)    (10,175,964)    (3,502,322)    (16,489,364)
                                                       ------------    -------------    ------------    -----------    ------------
      Net decrease in net assets resulting from
        operations .................................   $(10,287,847)   $(122,992,536)   $(10,720,722)   $(3,719,333)   $(17,308,517)
                                                       ============    =============    ============    ===========    ============

*Formerly known as Security Growth and Income Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For the Year Ended September 30, 2002

                                                                                  Security Equity Fund
                                                                --------------------------------------------------------
                                                                 Small Cap      Enhanced
                                                                  Growth          Index      International   Select 25(R)
                                                                  Series          Series        Series         Series
Investment Income:
  Dividends .................................................   $    26,084    $   275,801    $   127,190    $   161,393
  Securities lending ........................................             -              -          5,857              -
  Interest ..................................................        23,295         27,381          3,601         46,531
                                                                -----------    -----------    -----------    -----------
                                                                     49,379        303,182        136,648        207,924
  Less: Foreign tax expense .................................             -            (10)       (17,343)             -
                                                                -----------    -----------    -----------    -----------
    Total investment income .................................        49,379        303,172        119,305        207,924

Expenses:
  Management fees ...........................................       232,134        150,978         77,797        241,786
  Custodian fees ............................................        14,646         29,160         78,970          3,801
  Transfer/maintenance fees .................................       117,623         21,718          8,834         62,877
  Administration fees .......................................        22,428         25,794         71,009         29,415
  Directors' fees ...........................................           407            329            114            556
  Professional fees .........................................         8,261          7,913         10,411          8,607
  Reports to shareholders ...................................             -          1,507            464            240
  Registration fees .........................................        36,764         33,253         33,270         37,125
  Other expenses ............................................         6,709          1,432          1,398          3,868
  12b-1 distribution plan fees - Class A ....................        35,386         18,733          7,539         38,481
  12b-1 distribution plan fees - Class B ....................        62,968         75,459         17,721        118,269
  12b-1 distribution plan fees - Class C ....................        27,621         50,915         22,849         50,187
                                                                -----------    -----------    -----------    -----------
  Total expenses ............................................       564,947        417,191        330,376        595,212
  Less: Reimbursement of expenses - Class A .................             -              -        (52,254)             -
        Reimbursement of expenses - Class B .................             -              -        (30,914)             -
        Reimbursement of expenses - Class C .................             -              -        (39,967)             -
                                                                -----------    -----------    -----------    -----------
  Net expenses ..............................................       564,947        417,191        207,241        595,212
                                                                -----------    -----------    -----------    -----------
  Net investment loss .......................................      (515,568)      (114,019)       (87,936)      (387,288)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
  Investments ...............................................    (2,151,075)    (2,660,220)    (1,620,230)    (2,630,186)
  Futures ...................................................             -        (50,914)        18,788              -
  Options written and purchased .............................             -              -        (85,443)             -
  Foreign currency transactions .............................             -              -         87,129              -
                                                                -----------    -----------    -----------    -----------
    Net realized loss .......................................    (2,151,075)    (2,711,134)    (1,599,756)    (2,630,186)

Net change in unrealized appreciation (depreciation)
  during the period on:
  Investments ...............................................      (565,535)    (1,658,732)       257,028     (1,051,332)
  Futures ...................................................             -       (124,428)           422              -
  Options written and purchased .............................             -              -              -              -
  Translation of assets and liabilities in foreign currencies             -              -          3,499              -
                                                                -----------    -----------    -----------    -----------
  Net unrealized appreciation (depreciation) ................      (565,535)    (1,783,160)       260,949     (1,051,332)
                                                                -----------    -----------    -----------    -----------
    Net loss ................................................    (2,716,610)    (4,494,294)    (1,338,807)    (3,681,518)
                                                                -----------    -----------    -----------    -----------
      Net decrease in net assets resulting from
        operations ..........................................   $(3,232,178)   $(4,608,313)   $(1,426,743)   $(4,068,806)
                                                                ===========    ===========    ===========    ===========

--------------------------------------------------------------------------------
                                       62  See accompanying notes.

--------------------------------------------------------------------------------
For the Year Ended September 30, 2002

                                                          Security Equity Fund
                                                       -------------------------
                                                         Large Cap                       Security
                                                          Growth        Technology        Mid Cap
                                                          Series          Series       Growth Fund**
Investment Income:
  Dividends ........................................   $     78,681    $      8,325    $    415,467
  Securities lending ...............................          2,426           5,053               -
  Interest .........................................          5,929           1,736          61,638
                                                       ------------    ------------    ------------
                                                             87,036          15,114         477,105
  Less: Foreign tax expense ........................              -             (74)         (1,087)
                                                       ------------    ------------    ------------
    Total investment income ........................         87,036          15,040         476,018

Expenses:
  Management fees ..................................         90,357          67,443       1,690,930
  Custodian fees ...................................          3,437          11,253           7,580
  Transfer/maintenance fees ........................         14,300          18,145         120,212
  Administration fees ..............................          9,630          54,804          55,552
  Directors' fees ..................................            139             112          10,542
  Professional fees ................................          6,680           6,973          10,341
  Reports to shareholders ..........................            581             395          22,670
  Registration fees ................................         33,197          35,657             293
  Other expenses ...................................          3,225           1,876           1,142
  12b-1 distribution plan fees - Class A ...........         10,010           9,598         119,956
  12b-1 distribution plan fees - Class B ...........         21,242          11,012         271,841
  12b-1 distribution plan fees - Class C ...........         29,075          18,039          73,313
                                                       ------------    ------------    ------------
  Total expenses ...................................        221,873         235,307       2,384,372
  Less: Reimbursement of expenses - Class A ........              -         (25,527)              -
        Reimbursement of expenses - Class B ........              -          (7,355)              -
        Reimbursement of expenses - Class C ........              -         (12,108)              -
                                                       ------------    ------------    ------------
  Net expenses .....................................        221,873         190,317       2,384,372
                                                       ------------    ------------    ------------
  Net investment loss ..............................       (134,837)       (175,277)     (1,908,354)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
  Investments ......................................     (1,399,190)     (3,516,067)     (2,768,907)
  Options written and purchased ....................              -               -       1,317,735
                                                       ------------    ------------    ------------
    Net realized loss ..............................     (1,399,190)     (3,516,067)     (1,451,172)

Net change in unrealized appreciation (depreciation)
  during the period on:
  Investments ......................................     (1,410,681)      1,640,321     (14,672,741)
  Options written and purchased ....................              -               -        (223,102)
                                                       ------------    ------------    ------------
  Net unrealized appreciation (depreciation) .......     (1,410,681)      1,640,321     (14,895,843)
                                                       ------------    ------------    ------------
    Net loss .......................................     (2,809,871)     (1,875,746)    (16,347,015)
                                                       ------------    ------------    ------------
      Net decrease in net assets resulting from
        operations .................................   $ (2,944,708)   $ (2,051,023)   $(18,255,369)
                                                       ============    ============    ============

**Formerly known as Security Ultra Fund.

--------------------------------------------------------------------------------
                                       63  See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended September 30, 2002

                                                                                     Security Equity Fund
                                                                        -----------------------------------------------
                                                         Security                                             Social
                                                         Large Cap         Equity           Global          Awareness
                                                        Value Fund*        Series           Series            Series
Increase (decrease) in net assets
  from operations:
  Net investment income (loss) .....................   $      32,704    $     (24,412)   $    (544,758)   $    (217,011)
  Net realized gain (loss) during the period on
    investments, futures, options written and
    purchased and foreign currency transactions ....      (7,301,261)         552,790       (6,024,553)        (479,572)
  Net change in unrealized depreciation during
    the period on investments, translation of assets
    and liabilities in foreign currencies ..........      (3,019,290)    (123,520,914)      (4,151,411)      (3,022,750)
                                                       -------------    -------------    -------------    -------------
    Net decrease in net assets resulting
      from operations ..............................     (10,287,847)    (122,992,536)     (10,720,722)      (3,719,333)

Distributions to shareholders from:
  Net investment income:
    Class A ........................................        (215,293)               -                -                -
    Class B ........................................               -                -                -                -
    Class C ........................................               -                -                -                -
  Net realized gain:
    Class A ........................................               -                -                -                -
    Class B ........................................               -                -                -                -
    Class C ........................................               -                -                -                -
  Return of Capital:
    Class A ........................................               -                -                -                -
    Class B ........................................               -                -                -                -
    Class C ........................................               -                -                -                -
                                                       -------------    -------------    -------------    -------------
      Total distributions to shareholders ..........        (215,293)               -                -                -

Total Return merger (components of
  net assets of Total Return as of date
  of exchange) (Note 11)
  Capital Stock ....................................               -        4,486,653                -                -
  Accumulated net investment loss ..................               -          (56,623)               -                -
  Accumulated loss on sale of investments ..........               -       (1,503,978)               -                -
  Net unrealized depreciation in value of
    investments ....................................               -         (504,764)               -                -
                                                       -------------    -------------    -------------    -------------
                                                                   -        2,421,288                -                -

Net increase (decrease) from capital
  share transactions (Note 6) ......................      (1,693,088)     (59,353,916)       9,461,531       (2,830,762)
                                                       -------------    -------------    -------------    -------------
    Total increase (decrease) in net assets ........     (12,196,228)    (179,925,164)      (1,259,191)      (6,550,095)
                                                       -------------    -------------    -------------    -------------

Net assets:
  Beginning of period ..............................      51,608,035      663,962,435       75,249,675       21,026,690
                                                       -------------    -------------    -------------    -------------
  End of period ....................................   $  39,411,807    $ 484,037,271    $  73,990,484    $  14,476,595
                                                       =============    =============    =============    =============
  Undistributed net investment income (loss)
    at end of period ...............................   $      29,748    $           -    $    (145,355)   $           -
                                                       =============    =============    =============    =============

                                                    Security Equity Fund
                                                    --------------------
                                                         Mid Cap
                                                          Value
                                                         Series
Increase (decrease) in net assets
  from operations:
  Net investment income (loss) .....................   $    (819,153)
  Net realized gain (loss) during the period on
    investments, futures, options written and
    purchased and foreign currency transactions ....         122,959
  Net change in unrealized depreciation during
    the period on investments, translation of assets
    and liabilities in foreign currencies ..........     (16,612,323)
                                                       -------------
    Net decrease in net assets resulting
      from operations ..............................     (17,308,517)

Distributions to shareholders from:
  Net investment income:
    Class A ........................................               -
    Class B ........................................               -
    Class C ........................................               -
  Net realized gain:
    Class A ........................................        (633,247)
    Class B ........................................        (370,068)
    Class C ........................................        (166,431)
  Return of Capital:
    Class A ........................................        (325,873)
    Class B ........................................        (189,772)
    Class C ........................................         (85,729)
                                                       -------------
      Total distributions to shareholders ..........      (1,771,120)

Total Return merger (components of
  net assets of Total Return as of date
  of exchange) (Note 11)
  Capital Stock ....................................               -
  Accumulated net investment loss ..................               -
  Accumulated loss on sale of investments ..........               -
  Net unrealized depreciation in value of
    investments ....................................               -
                                                       -------------
                                                                   -

Net increase (decrease) from capital
  share transactions (Note 6) ......................      52,685,173
                                                       -------------
    Total increase (decrease) in net assets ........      33,605,536
                                                       -------------

Net assets:
  Beginning of period ..............................      90,859,410
                                                       -------------
  End of period ....................................   $ 124,464,946
                                                       =============
  Undistributed net investment income (loss)
    at end of period ...............................   $           -
                                                       =============

*Formerly known as Security Growth and Income Fund.

--------------------------------------------------------------------------------
                                       64   See accompanying notes.

--------------------------------------------------------------------------------
For the Year Ended September 30, 2002

                                                                              Security Equity Fund
                                                         --------------------------------------------------------------
                                                          Small Cap        Enhanced
                                                           Growth            Index       International     Select 25(R)
                                                           Series           Series           Series          Series
Increase (decrease) in net assets
  from operations:
  Net investment loss ................................   $   (515,568)   $   (114,019)   $    (87,936)   $   (387,288)
  Net realized loss during the period on
    investments, futures, options written and
    purchased and foreign currency transactions ......     (2,151,075)     (2,711,134)     (1,599,756)     (2,630,186)
  Net change in unrealized appreciation
    (depreciation) during the period on
    investments, translation of assets and liabilities
    in foreign currencies ............................       (565,535)     (1,783,160)        260,949      (1,051,332)
                                                         ------------    ------------    ------------    ------------
    Net decrease in net assets resulting
      from operations ................................     (3,232,178)     (4,608,313)     (1,426,743)     (4,068,806)

Distributions to shareholders from:
  Net investment income:
    Class A ..........................................              -               -               -               -
    Class B ..........................................              -               -               -               -
    Class C ..........................................              -               -               -               -
    Class S ..........................................              -               -               -               -
  Net realized gain:
    Class A ..........................................              -               -               -               -
    Class B ..........................................              -               -               -               -
    Class C ..........................................              -               -               -               -
    Class S ..........................................              -               -               -               -
                                                         ------------    ------------    ------------    ------------
      Total distributions to shareholders
        transactions .................................              -               -               -               -

Net increase (decrease) from capital
  share transactions (Note 6) ........................     (7,765,681)      3,131,699       1,161,346      (1,886,756)
                                                         ------------    ------------    ------------    ------------
    Total decrease in net assets .....................    (10,997,859)     (1,476,614)       (265,397)     (5,955,562)
                                                         ------------    ------------    ------------    ------------

Net assets:
  Beginning of period ................................     25,803,295      18,901,837       6,863,355      30,408,877
                                                         ------------    ------------    ------------    ------------
  End of period ......................................   $ 14,805,436    $ 17,425,223    $  6,597,958    $ 24,453,315
                                                         ============    ============    ============    ============
  Undistributed net investment loss
    at end of period .................................   $          -    $          -    $          -    $          -
                                                         ============    ============    ============    ============

--------------------------------------------------------------------------------
                                       65  See accompanying notes.

--------------------------------------------------------------------------------
For the Year Ended September 30, 2002

                                                              Security Equity Fund
                                                         ------------------------------
                                                           Large Cap                         Security
                                                            Growth          Technology        Mid Cap
                                                            Series            Series       Growth Fund**
Increase (decrease) in net assets
  from operations:
  Net investment loss ................................   $    (134,837)   $    (175,277)   $  (1,908,354)
  Net realized loss during the period on
    investments, futures, options written and
    purchased and foreign currency transactions ......      (1,399,190)      (3,516,067)      (1,451,172)
  Net change in unrealized appreciation
    (depreciation) during the period on
    investments, translation of assets and liabilities
    in foreign currencies ............................      (1,410,681)       1,640,321      (14,895,843)
                                                         -------------    -------------    -------------
    Net decrease in net assets resulting
      from operations ................................      (2,944,708)      (2,051,023)     (18,255,369)

Distributions to shareholders from:
  Net investment income:
    Class A ..........................................               -                -                -
    Class B ..........................................               -                -                -
    Class C ..........................................               -                -                -
  Net realized gain:
    Class A ..........................................               -                -         (865,421)
    Class B ..........................................               -                -         (192,238)
    Class C ..........................................               -                -          (41,711)
                                                         -------------    -------------    -------------
      Total distributions to shareholders ............               -                -       (1,099,370)

Net increase (decrease) from capital
  share transactions (Note 6) ........................       9,713,609          855,932      (32,083,452)
                                                         -------------    -------------    -------------
    Total increase (decrease) in net assets ..........       6,768,901       (1,195,091)     (51,438,191)
                                                         -------------    -------------    -------------

Net assets:
  Beginning of period ................................       6,970,190        5,372,101      165,771,199
                                                         -------------    -------------    -------------
  End of period ......................................   $  13,739,091    $   4,177,010    $ 114,333,008
                                                         =============    =============    =============
  Undistributed net investment loss
    at end of period .................................   $           -    $           -    $           -
                                                         =============    =============    =============

**Formerly known as Security Ultra Fund.

--------------------------------------------------------------------------------
                                       66  See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended September 30, 2001

                                                                             Security Equity Fund
                                                               -----------------------------------------------
                                                 Security                                           Social
                                                 Large Cap          Equity           Global        Awareness
                                                Value Fund*         Series           Series         Series
Increase (decrease) in net assets
  from operations:
  Net investment income (loss) .............   $    230,830    $    (1,021,322)   $   (670,953)   $   (205,623)
  Net realized gain (loss) .................        122,142        (15,833,863)     (4,553,134)       (101,922)
  Unrealized depreciation during the period     (10,270,889)      (251,088,366)    (22,091,096)     (9,151,010)
                                               ------------    ---------------    ------------    ------------
    Net decrease in net assets resulting
      from operations ......................     (9,917,917)      (267,943,551)    (27,315,183)     (9,458,555)

Distributions to shareholders from:
  Net investment income:
    Class A ................................       (462,844)                 -               -               -
    Class B ................................              -                  -               -               -
    Class C ................................              -                  -               -               -
  Net realized gain:
    Class A ................................              -       (114,704,943)    (10,809,849)       (337,362)
    Class B ................................              -        (22,020,546)     (5,821,545)       (242,973)
    Class C ................................              -           (777,387)       (557,832)        (20,421)
  Return of Capital:
    Class A ................................              -           (542,036)              -               -
    Class B ................................              -            (92,380)              -               -
    Class C ................................              -             (4,068)              -               -
                                               ------------    ---------------    ------------    ------------
      Total distributions to shareholders ..       (462,844)      (138,141,360)    (17,189,226)       (600,756)

Net increase (decrease) from capital
  share transactions (Note 6) ..............     (6,093,969)        54,862,332      25,202,979        (167,386)
                                               ------------    ---------------    ------------    ------------
    Total decrease in net assets ...........    (16,474,730)      (351,222,579)    (19,301,430)    (10,226,697)
                                               ------------    ---------------    ------------    ------------

Net assets:
  Beginning of period ......................     68,082,765      1,015,185,014      94,551,105      31,253,387
                                               ------------    ---------------    ------------    ------------
  End of period ............................   $ 51,608,035    $   663,962,435    $ 75,249,675    $ 21,026,690
                                               ============    ===============    ============    ============
  Undistributed net investment income (loss)
    at end of period .......................   $    209,469    $             -    $   (187,951)   $          -
                                               ============    ===============    ============    ============

*Formerly known as Security Growth and Income Fund.

--------------------------------------------------------------------------------
                                       67  See accompanying notes.

--------------------------------------------------------------------------------
For the Year Ended September 30, 2001

                                                                                Security Equity Fund
                                                           ------------------------------------------------------------
                                                              Mid Cap        Small Cap       Enhanced
                                                              Value          Growth            Index       International
                                                              Series         Series            Series         Series
Increase (decrease) in net assets
  from operations:
  Net investment loss ..................................   $   (275,855)   $   (566,697)   $   (114,140)   $   (125,218)
  Net realized gain (loss) .............................      1,206,574     (13,178,089)     (1,334,860)     (2,191,271)
  Unrealized depreciation during the period ............    (10,472,808)    (14,134,986)     (6,290,851)     (1,424,584)
                                                           ------------    ------------    ------------    ------------
    Net decrease in net assets resulting from operations     (9,542,089)    (27,879,772)     (7,739,851)     (3,741,073)

Distributions to shareholders from:
  Net investment income:
    Class A ............................................              -               -               -               -
    Class B ............................................              -               -               -               -
    Class C ............................................              -               -               -               -
  Net realized gain:
    Class A ............................................     (3,246,216)     (2,057,590)        (67,612)       (160,805)
    Class B ............................................     (1,319,788)       (832,733)        (87,740)        (93,304)
    Class C ............................................       (266,591)       (236,170)        (57,342)       (129,401)
                                                           ------------    ------------    ------------    ------------
      Total distributions to shareholders ..............     (4,832,595)     (3,126,493)       (212,694)       (383,510)

Net increase from capital share
  transactions (Note 6) ................................     53,666,000       3,209,320         583,627         489,007
                                                           ------------    ------------    ------------    ------------
      Total increase (decrease) in net assets ..........     39,291,316     (27,796,945)     (7,368,918)     (3,635,576)
                                                           ------------    ------------    ------------    ------------

Net assets:
  Beginning of period ..................................     51,568,094      53,600,240      26,270,755      10,498,931
                                                           ------------    ------------    ------------    ------------
  End of period ........................................   $ 90,859,410    $ 25,803,295    $ 18,901,837    $  6,863,355
                                                           ============    ============    ============    ============
  Undistributed net investment loss at end of period ...   $          -    $          -    $          -    $   (461,310)
                                                           ============    ============    ============    ============

--------------------------------------------------------------------------------
                                       68  See accompanying notes.

--------------------------------------------------------------------------------
For the Year Ended September 30, 2001

                                                                         Security Equity Fund
                                                           -----------------------------------------------
                                                                              Large Cap                         Security
                                                             Select 25         Growth         Technology         Mid Cap
                                                              Series           Series           Series        Growth Fund**
Increase (decrease) in net assets
  from operations:
  Net investment loss ..................................   $    (404,390)   $    (115,438)   $    (188,194)   $  (1,848,883)
  Net realized gain (loss) .............................      (4,667,122)        (294,033)      (4,306,061)       1,959,450
  Unrealized depreciation during the period ............     (10,725,421)      (3,132,725)      (3,215,015)    (102,278,505)
                                                           -------------    -------------    -------------    -------------
    Net decrease in net assets resulting from operations     (15,796,933)      (3,542,196)      (7,709,270)    (102,167,938)

Distributions to shareholders from:
  Net investment income:
    Class A ............................................               -                -                -                -
    Class B ............................................               -                -                -                -
    Class C ............................................               -                -                -                -
  Net realized gain:
    Class A ............................................               -                -                -      (18,526,505)
    Class B ............................................               -                -                -       (3,891,252)
    Class C ............................................               -                -                -         (281,233)
                                                           -------------    -------------    -------------    -------------
      Total distributions to shareholders ..............               -                -                -      (22,698,990)

Net increase (decrease) from capital
  share transactions (Note 6) ..........................      (1,292,821)       3,966,482        4,494,683       44,022,107
                                                           -------------    -------------    -------------    -------------
      Total increase (decrease) in net assets ..........     (17,089,754)         424,286       (3,214,587)     (80,844,821)
                                                           -------------    -------------    -------------    -------------

Net assets:
  Beginning of period ..................................      47,498,631        6,545,904        8,586,688      246,616,020
                                                           -------------    -------------    -------------    -------------
  End of period ........................................   $  30,408,877    $   6,970,190    $   5,372,101    $ 165,771,199
                                                           =============    =============    =============    =============
  Undistributed net investment loss at end of period ...   $           -    $           -    $           -    $           -
                                                           =============    =============    =============    =============

**Formerly known as Security Ultra Fund.

--------------------------------------------------------------------------------
                                       69  See accompanying notes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY LARGE CAP VALUE FUND (formerly known as Security Growth and Income
Fund)
(CLASS A)

                                                                      Fiscal Period Ended September 30
                                                      -------------------------------------------------------------------
                                                      2002 (c)(i)(n) 2001(c)        2000(c)        1999(c)        1998(c)
                                                      -------------  -------        -------        -------        -------
Per Share Data
Net Asset Value Beginning of Period ............        $5.37          $6.42          $7.17          $7.68         $11.14
Income from Investment Operations:
Net Investment Income (Loss) ...................         0.01           0.03           0.07           0.12           0.13
Net Gain (Loss) on Securities
  (realized and unrealized) ....................        (1.10)         (1.03)         (0.58)          0.75          (0.87)
                                                      -------        -------        -------        -------        -------
Total from Investment Operations ...............        (1.09)         (1.00)         (0.51)          0.87          (0.74)
Less Distributions:
Dividends (from Net Investment Income) .........        (0.03)         (0.05)         (0.13)         (0.04)         (0.13)
Distributions (from Realized Gains) ............            -              -          (0.11)         (1.34)         (2.59)
                                                      -------        -------        -------        -------        -------
    Total Distributions ........................        (0.03)         (0.05)         (0.24)         (1.38)         (2.72)
                                                      -------        -------        -------        -------        -------
Net Asset Value End of Period ..................        $4.25          $5.37          $6.42          $7.17          $7.68
                                                      =======        =======        =======        =======        =======
Total Return (a) ...............................       (20.51%)       (15.68%)        (7.28%)        12.00%         (7.95%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $32,997        $45,006        $60,448        $74,796        $76,371
Ratio of Expenses to Average Net Assets ........         1.37%          1.32%          1.27%          1.22%          1.21%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         0.20%          0.49%          0.99%          1.63%          1.49%
Portfolio Turnover Rate ........................           68%           180%           144%            98%           144%


SECURITY LARGE CAP VALUE FUND (formerly known as Security Growth and Income
Fund) (CLASS B)

                                                                      Fiscal Period Ended September 30
                                                      -------------------------------------------------------------------
                                                      2002 (c)(i)(n) 2001(c)        2000(c)        1999(c)        1998(c)
                                                      -------------  -------        -------        -------        -------
Per Share Data
Net Asset Value Beginning of Period ............        $5.18          $6.21          $6.95          $7.54         $10.99
Income from Investment Operations:
Net Investment Income (Loss) ...................        (0.04)         (0.03)             -           0.05           0.05
Net Gain (Loss) on Securities
  (realized and unrealized) ....................        (1.06)         (1.00)         (0.58)          0.73          (0.88)
                                                       ------         ------         ------         ------         ------
Total from Investment Operations ...............        (1.10)         (1.03)         (0.58)          0.78          (0.83)
Less Distributions:
Dividends (from Net Investment Income) .........            -              -          (0.05)         (0.03)         (0.03)
Distributions (from Realized Gains) ............            -              -          (0.11)         (1.34)         (2.59)
                                                       ------         ------         ------         ------         ------
    Total Distributions ........................            -              -          (0.16)         (1.37)         (2.62)
                                                       ------         ------         ------         ------         ------
Net Asset Value End of Period ..................        $4.08          $5.18          $6.21          $6.95          $7.54
                                                       ======         ======         ======         ======         ======
Total Return (a) ...............................       (21.24%)       (16.59%)        (8.36%)        10.93%         (8.95%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........       $4,905         $5,657         $7,152         $9,829         $9,257
Ratio of Expenses to Average Net Assets ........         2.27%          2.32%          2.27%          2.22%          2.21%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.71%)        (0.51%)         0.01%          0.63%          0.59%
Portfolio Turnover Rate ........................           68%           180%           144%            98%           144%

--------------------------------------------------------------------------------
                                       70  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY LARGE CAP VALUE FUND (formerly known as Security Growth and Income
Fund) (CLASS C)

                                                      Fiscal Period Ended September 30
                                                   --------------------------------------
                                                   2002(c)(i)(k)(n) 2001(c)    2000(c)(f)
                                                   ---------------- -------    ----------
Per Share Data
Net Asset Value Beginning of Period ............       $5.28         $6.32       $7.11
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.04)        (0.03)      (0.01)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.08)        (1.01)      (0.56)
                                                      ------        ------       -----
Total from Investment Operations ...............       (1.12)        (1.04)      (0.57)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -       (0.11)
Distributions (from Realized Gains) ............           -             -       (0.11)
                                                      ------        ------       -----
    Total Distributions ........................           -             -       (0.22)
                                                      ------        ------       -----
Net Asset Value End of Period ..................       $4.16         $5.28       $6.32
                                                      ======        ======       =====
Total Return (a) ...............................      (21.21%)      (16.46%)     (8.10%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $1,510          $904        $483
Ratio of Expenses to Average Net Assets ........        2.25%         2.33%       2.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (0.72%)       (0.55%)     (0.10%)
Portfolio Turnover Rate ........................          68%          180%        144%


--------------------------------------------------------------------------------
                                       71  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - EQUITY SERIES (CLASS A)

                                                                           Fiscal Period Ended September 30
                                                     -------------------------------------------------------------------------
                                                     2002(c)(j)(n)    2001(c)         2000(c)         1999(c)         1998(c)
                                                     -------------    --------        --------        --------        --------
Per Share Data
Net Asset Value Beginning of Period ............         $6.36          $10.26           $9.96           $8.86           $9.09
Income from Investment Operations:
Net Investment Income (Loss) ...................          0.01               -               -            0.02            0.04
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (1.28)          (2.49)           0.66            1.80            0.56
                                                      --------        --------        --------        --------        --------
Total from Investment Operations ...............         (1.27)          (2.49)           0.66            1.82            0.60
Less Distributions:
Dividends (from Net Investment Income) .........             -               -               -           (0.04)          (0.03)
Distributions (from Realized Gains) ............             -           (1.40)          (0.36)          (0.68)          (0.80)
Return of Capital ..............................             -           (0.01)              -               -               -
                                                      --------        --------        --------        --------        --------
    Total Distributions ........................             -           (1.41)          (0.36)          (0.72)          (0.83)
                                                      --------        --------        --------        --------        --------
Net Asset Value End of Period ..................         $5.09           $6.36          $10.26           $9.96           $8.86
                                                      ========        ========        ========        ========        ========
Total Return (a) ...............................        (19.97%)        (27.66%)          6.64%          20.66%           7.38%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $412,791        $563,553        $853,126        $917,179        $773,606
Ratio of Expenses to Average Net Assets ........          1.11%           1.02%           1.02%           1.02%           1.02%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................          0.13%           0.03%           0.03%           0.19%           0.39%
Portfolio Turnover Rate ........................            30%             23%             54%             36%             47%

SECURITY EQUITY FUND - EQUITY SERIES (CLASS B)

                                                                           Fiscal Period Ended September 30
                                                     -------------------------------------------------------------------------
                                                     2002(c)(j)(n)    2001(c)         2000(c)         1999(c)         1998(c)
                                                     -------------    --------        --------        --------        --------
Per Share Data
Net Asset Value Beginning of Period ............         $5.86           $9.65           $9.47           $8.52           $8.82
Income from Investment Operations:
Net Investment Income (Loss) ...................         (0.05)          (0.07)          (0.10)          (0.08)          (0.05)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (1.17)          (2.31)           0.64            1.71            0.55
                                                       -------         -------        --------        --------        --------
Total from Investment Operations ...............         (1.22)          (2.38)           0.54            1.63            0.50
Less Distributions:
Dividends (from Net Investment Income) .........             -               -               -               -               -
Distributions (from Realized Gains) ............             -           (1.40)          (0.36)          (0.68)          (0.80)
Return of Capital ..............................             -           (0.01)              -               -               -
                                                       -------         -------        --------        --------        --------
    Total Distributions ........................             -           (1.41)          (0.36)          (0.68)          (0.80)
                                                       -------         -------        --------        --------        --------
Net Asset Value End of Period ..................         $4.64           $5.86           $9.65           $9.47           $8.52
                                                       =======         =======        ========        ========        ========
Total Return (a) ...............................        (20.82%)        (28.34%)          5.69%          19.23%           6.38%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........       $66,267         $96,067        $156,633        $159,872        $112,978
Ratio of Expenses to Average Net Assets ........          2.02%           2.02%           2.02%           2.02%           2.02%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (0.78%)         (0.97%)         (0.97%)         (0.82%)         (0.61%)
Portfolio Turnover Rate ........................            30%             23%             54%             36%             47%

--------------------------------------------------------------------------------
                                       72  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - EQUITY SERIES (CLASS C)

                                                              Fiscal Period Ended September 30
                                                    ----------------------------------------------------
                                                    2002(c)(j)(n)   2001(c)       2000(c)     1999(c)(f)
                                                    -------------   -------       -------     ----------
Per Share Data
Net Asset Value Beginning of Period ............       $6.16        $10.07         $9.89        $10.13
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.05)        (0.07)        (0.10)        (0.05)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.23)        (2.43)         0.64         (0.19)
                                                      ------        ------        ------        ------
Total from Investment Operations ...............       (1.28)        (2.50)         0.54         (0.24)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............       (1.40)        (0.36)                          -
Return of Capital ..............................           -         (0.01)            -             -
                                                      ------        ------        ------        ------
    Total Distributions ........................           -         (1.41)        (0.36)            -
                                                      ------        ------        ------        ------
Net Asset Value End of Period ..................       $4.88         $6.16        $10.07         $9.89
                                                      ======        ======        ======        ======
Total Return (a) ...............................      (20.78%)      (28.35%)        5.55%        (2.37%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $4,979        $4,230        $5,426        $4,507
Ratio of Expenses to Average Net Assets ........        2.02%         2.02%         2.02%         2.02%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (0.76%)       (0.97%)       (0.96%)       (0.89%)
Portfolio Turnover Rate ........................          30%           23%           54%           45%

--------------------------------------------------------------------------------
                                       73  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS A)

                                                                           Fiscal Period Ended September 30
                                                     -------------------------------------------------------------------------
                                                     2002(c)(i)(n)    2001(c)         2000(c)         1999(c)         1998(c)
                                                     -------------    --------        --------        --------        --------
Per Share Data
Net Asset Value Beginning of Period ............        $11.04          $18.86          $13.99          $11.23          $13.56
Income from Investment Operations:
Net Investment Income (Loss) ...................         (0.05)          (0.08)          (0.11)           0.01            0.02
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (1.50)          (4.33)           6.47            3.71           (1.19)
                                                       -------         -------         -------         -------         -------
Total from Investment Operations ...............         (1.55)          (4.41)           6.36            3.72           (1.17)
Less Distributions:
Dividends (from Net Investment Income) .........             -               -               -           (0.01)          (0.09)
Distributions (from Realized Gains) ............             -           (3.41)          (1.49)          (0.91)          (1.07)
In Excess of Net Investment Income .............             -               -               -           (0.04)              -
                                                       -------         -------         -------         -------         -------
    Total Distributions ........................             -           (3.41)          (1.49)          (0.96)          (1.16)
                                                       -------         -------         -------         -------         -------
Net Asset Value End of Period ..................         $9.49          $11.04          $18.86          $13.99          $11.23
                                                       =======         =======         =======         =======         =======
Total Return (a) ...............................        (14.04%)        (27.60%)         47.04%          34.39%          (8.47%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........       $50,893         $48,089         $60,909         $28,292         $18,941
Ratio of Expenses to Average Net Assets ........          1.85%           1.90%           1.92%           2.00%           2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (0.46%)         (0.57%)         (0.62%)          0.11%           0.15%
Portfolio Turnover Rate ........................            36%             38%             92%            141%            122%

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS B)

                                                                           Fiscal Period Ended September 30
                                                     -------------------------------------------------------------------------
                                                     2002(c)(i)(n)    2001(c)         2000(c)         1999(c)         1998(c)
                                                     -------------    --------        --------        --------        --------
Per Share Data
Net Asset Value Beginning of Period ............        $10.38          $18.00          $13.45          $10.89          $13.22
Income from Investment Operations:
Net Investment Income (Loss) ...................         (0.10)          (0.14)          (0.17)          (0.11)          (0.10)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (1.39)          (4.07)           6.21            3.58           (1.16)
                                                       -------         -------         -------         -------         -------
Total from Investment Operations ...............         (1.49)          (4.21)           6.04            3.47           (1.26)
Less Distributions:
Dividends (from Net Investment Income) .........             -               -               -               -               -
Distributions (from Realized Gains) ............             -           (3.41)          (1.49)          (0.91)          (1.07)
                                                       -------         -------         -------         -------         -------
    Total Distributions ........................             -           (3.41)          (1.49)          (0.91)          (1.07)
                                                       -------         -------         -------         -------         -------
Net Asset Value End of Period ..................         $8.89          $10.38          $18.00          $13.45          $10.89
                                                       =======         =======         =======         =======         =======
Total Return (a) ...............................        (14.35%)        (27.86%)         46.53%          33.04%          (9.43%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........       $19,021         $23,533         $30,951         $20,591         $12,619
Ratio of Expenses to Average Net Assets ........          2.28%           2.39%           2.29%           3.00%           3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (0.89%)         (1.07%)         (0.96%)         (0.87%)         (0.85%)
Portfolio Turnover Rate ........................            36%             38%             92%            141%            122%

--------------------------------------------------------------------------------
                                       74  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS C)

                                                             Fiscal Period Ended September 30
                                                  -----------------------------------------------------
                                                  2002(c)(i)(k)(n)  2001(c)       2000(c)    1999(c)(f)
                                                  ----------------  -------       -------    ----------
Per Share Data
Net Asset Value Beginning of Period ............      $10.72        $18.55        $13.90        $12.68
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.15)        (0.21)        (0.26)        (0.03)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.43)        (4.21)         6.40          1.25
                                                      ------        ------        ------        ------
Total from Investment Operations ...............       (1.58)        (4.42)         6.14          1.22
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............           -         (3.41)        (1.49)            -
                                                      ------        ------        ------        ------
    Total Distributions ........................           -         (3.41)        (1.49)            -
                                                      ------        ------        ------        ------
Net Asset Value End of Period ..................       $9.14        $10.72        $18.55        $13.90
                                                      ======        ======        ======        ======
Total Return (a) ...............................      (14.74%)      (28.20%)       45.67%         9.62%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $4,076        $3,569        $2,691          $202
Ratio of Expenses to Average Net Assets ........        2.74%         2.91%         2.92%         3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.33%)       (1.57%)       (1.53%)       (0.49%)
Portfolio Turnover Rate ........................          36%           38%           92%           90%

--------------------------------------------------------------------------------
                                       75  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS A)

                                                                           Fiscal Period Ended September 30
                                                        ----------------------------------------------------------------------
                                                        2002(c)        2001(c)         2000(c)         1999(c)      1998(b)(c)
                                                        -------        -------         -------         -------      ----------
Per Share Data
Net Asset Value Beginning of Period ............        $17.95          $26.04          $24.05          $19.37          $17.99
Income from Investment Operations:
Net Investment Income (Loss) ...................         (0.11)          (0.07)          (0.13)          (0.05)              -
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (3.09)          (7.55)           2.50            5.09            1.42
                                                        ------         -------         -------         -------          ------
Total from Investment Operations ...............         (3.20)          (7.62)           2.37            5.04            1.42
Less Distributions:
Dividends (from Net Investment Income) .........             -               -               -               -           (0.04)
Distributions (from Realized Gains) ............             -           (0.47)          (0.38)          (0.36)              -
                                                        ------         -------         -------         -------          ------
    Total Distributions ........................             -           (0.47)          (0.38)          (0.36)          (0.04)
                                                        ------         -------         -------         -------          ------
Net Asset Value End of Period ..................        $14.75          $17.95          $26.04          $24.05          $19.37
                                                        ======         =======         =======         =======          ======
Total Return (a) ...............................        (17.83%)        (29.71%)          9.88%          26.12%           7.89%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........        $7,355         $10,909         $17,702         $13,403          $7,619
Ratio of Expenses to Average Net Assets ........          1.66%           1.43%           1.42%           1.42%           1.22%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (0.58%)         (0.30%)         (0.51%)         (0.22%)             -
Portfolio Turnover Rate ........................             3%             17%             26%             26%             41%

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS B)

                                                                           Fiscal Period Ended September 30
                                                        ----------------------------------------------------------------------
                                                        2002(c)        2001(c)         2000(c)         1999(c)      1998(b)(c)
                                                        -------        -------         -------         -------      ----------
Per Share Data
Net Asset Value Beginning of Period ............        $17.01          $24.96          $23.35          $19.01          $17.81
Income from Investment Operations:
Net Investment Income (Loss) ...................         (0.26)          (0.28)          (0.38)          (0.30)          (0.19)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (2.90)          (7.20)           2.37            5.00            1.39
                                                        ------          ------         -------          ------          ------
Total from Investment Operations ...............         (3.16)          (7.48)           1.99            4.70            1.20
Less Distributions:
Dividends (from Net Investment Income) .........             -               -               -               -               -
Distributions (from Realized Gains) ............             -           (0.47)          (0.38)          (0.36)              -
                                                        ------          ------         -------          ------          ------
    Total Distributions ........................             -           (0.47)          (0.38)          (0.36)              -
                                                        ------          ------         -------          ------          ------
Net Asset Value End of Period ..................        $13.85          $17.01          $24.96          $23.35          $19.01
                                                        ======          ======         =======          ======          ======
Total Return (a) ...............................        (18.58%)        (30.44%)          8.53%          24.81%           6.74%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........        $5,999          $8,969         $12,633          $9,136          $5,245
Ratio of Expenses to Average Net Assets ........          2.57%           2.43%           2.43%           2.51%           2.20%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (1.49%)         (1.31%)         (1.52%)         (1.30%)         (0.98%)
Portfolio Turnover Rate ........................             3%             17%             26%             26%             41%

--------------------------------------------------------------------------------
                                       76   See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS C)

                                                              Fiscal Period Ended September 30
                                                    -----------------------------------------------------
                                                    2002(c)(k)      2001(c)       2000(c)      1999(c)(f)
                                                    ----------      -------       -------      ----------
Per Share Data
Net Asset Value Beginning of Period ............      $17.40        $25.50        $23.87        $24.47
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.26)        (0.28)        (0.41)        (0.22)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (2.97)        (7.35)         2.42         (0.38)
                                                      ------        ------        ------        ------
Total from Investment Operations ...............       (3.23)        (7.63)         2.01         (0.60)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............           -         (0.47)        (0.38)            -
                                                      ------        ------        ------        ------
    Total Distributions ........................           -         (0.47)        (0.38)            -
                                                      ------        ------        ------        ------
Net Asset Value End of Period ..................      $14.17        $17.40        $25.50        $23.87
                                                      ======        ======        ======        ======
Total Return (a) ...............................      (18.56%)      (30.39%)        8.43%        (2.45%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $1,123        $1,126          $918          $405
Ratio of Expenses to Average Net Assets ........        2.57%         2.45%         2.55%         2.66%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.48%)       (1.33%)       (1.64%)       (1.46%)
Portfolio Turnover Rate ........................           3%           17%           26%           33%

--------------------------------------------------------------------------------
                                       77  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - MID CAP VALUE SERIES (CLASS A)

                                                                           Fiscal Period Ended September 30
                                                       -----------------------------------------------------------------------
                                                       2002(c)         2001(c)         2000(c)         1999(c)       1998(b)(c)
                                                       -------         -------         -------         -------       ---------
Per Share Data
Net Asset Value Beginning of Period ............        $18.04          $20.75          $16.60          $12.07          $12.95
Income from Investment Operations:
Net Investment Income (Loss) ...................         (0.04)              -           (0.04)          (0.07)          (0.02)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (0.78)          (0.90)           4.89            4.65           (0.53)
                                                       -------         -------         -------         -------         -------
Total from Investment Operations ...............         (0.82)          (0.90)           4.85            4.58           (0.55)
Less Distributions:
Dividends (from Net Investment Income) .........             -               -               -               -           (0.05)
Distributions (from Realized Gains) ............         (0.21)          (1.81)          (0.70)          (0.05)          (0.28)
Return of Capital ..............................         (0.11)              -               -               -               -
                                                       -------         -------         -------         -------         -------
    Total Distributions ........................         (0.32)          (1.81)          (0.70)          (0.05)          (0.33)
                                                       -------         -------         -------         -------         -------
Net Asset Value End of Period ..................        $16.90          $18.04          $20.75          $16.60          $12.07
                                                       =======         =======         =======         =======         =======
Total Return (a) ...............................         (4.89%)         (4.54%)         30.46%          38.06%          (4.31%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........       $68,544         $50,541         $34,458         $22,804         $10,901
Ratio of Expenses to Average Net Assets ........          1.45%           1.30%           1.29%           1.33%           1.27%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (0.20%)          0.01%          (0.25%)         (0.44%)         (0.13%)
Portfolio Turnover Rate ........................            51%             55%             69%             79%             98%

SECURITY EQUITY FUND - MID CAP VALUE SERIES (CLASS B)

                                                                           Fiscal Period Ended September 30
                                                       -----------------------------------------------------------------------
                                                       2002(c)         2001(c)         2000(c)         1999(c)       1998(b)(c)
                                                       -------         -------         -------         -------       ---------
Per Share Data
Net Asset Value Beginning of Period ............        $17.26          $20.11          $16.26          $11.94          $12.91
Income from Investment Operations:
Net Investment Income (Loss) ...................         (0.21)          (0.19)          (0.22)          (0.22)          (0.15)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (0.74)          (0.85)           4.77            4.59           (0.54)
                                                       -------         -------         -------          ------          ------
Total from Investment Operations ...............         (0.95)          (1.04)           4.55            4.37           (0.69)
Less Distributions:
Dividends (from Net Investment Income) .........             -               -               -               -               -
Distributions (from Realized Gains) ............         (0.21)          (1.81)          (0.70)          (0.05)          (0.28)
Return of Capital ..............................         (0.11)              -               -               -               -
                                                       -------         -------         -------          ------          ------
    Total Distributions ........................         (0.32)          (1.81)          (0.70)          (0.05)          (0.28)
                                                       -------         -------         -------          ------          ------
Net Asset Value End of Period ..................        $15.99          $17.26          $20.11          $16.26          $11.94
                                                       =======         =======         =======          ======          ======
Total Return (a) ...............................         (5.88%)         (5.45%)         29.21%          36.71%          (5.38%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........       $37,136         $26,967         $14,041          $9,682          $6,615
Ratio of Expenses to Average Net Assets ........          2.34%           2.30%           2.32%           2.37%           2.33%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (1.09%)         (0.98%)         (1.27%)         (1.50%)         (1.19%)
Portfolio Turnover Rate ........................            51%             55%             69%             79%             98%

--------------------------------------------------------------------------------
                                       78  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - MID CAP VALUE SERIES (CLASS C)

                                                              Fiscal Period Ended September 30
                                                    -----------------------------------------------------
                                                    2002(c)(k)      2001(c)       2000(c)      1999(c)(f)
                                                    ----------      -------       -------      ----------
Per Share Data
Net Asset Value Beginning of Period ............      $17.53        $20.39        $16.51        $14.54
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.21)        (0.19)        (0.22)        (0.13)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (0.74)        (0.86)         4.80          2.10
                                                     -------        ------        ------        ------
Total from Investment Operations ...............       (0.95)        (1.05)         4.58          1.97
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............       (0.21)        (1.81)        (0.70)            -
Return of Capital ..............................       (0.11)            -             -             -
                                                     -------        ------        ------        ------
    Total Distributions ........................       (0.32)        (1.81)        (0.70)            -
                                                     -------        ------        ------        ------
Net Asset Value End of Period ..................      $16.26        $17.53        $20.39        $16.51
                                                     =======        ======        ======        ======
Total Return (a) ...............................       (5.79%)       (5.42%)       28.93%        13.55%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........     $18,785        $6,976        $3,069        $1,138
Ratio of Expenses to Average Net Assets ........        2.35%         2.30%         2.36%         2.38%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.06%)       (0.98%)       (1.28%)       (1.36%)
Portfolio Turnover Rate ........................          51%           55%           69%           92%

--------------------------------------------------------------------------------
                                       79  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS A)

                                                                           Fiscal Period Ended September 30
                                                      ----------------------------------------------------------------------------
                                                      2002(c)(l)       2001(c)        2000(b)(c)      1999(b)(c)     1998(b)(c)(d)
                                                      ----------       -------        ----------      ----------     -------------
Per Share Data
Net Asset Value Beginning of Period ............         $9.80          $22.08          $12.98           $8.70          $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................         (0.20)          (0.18)          (0.19)              -           (0.03)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (1.72)         (10.78)           9.75            4.28           (1.26)
                                                        ------         -------         -------         -------          ------
Total from Investment Operations ...............         (1.92)         (10.96)           9.56            4.28           (1.29)
Less Distributions:
Dividends (from Net Investment Income) .........             -               -               -               -           (0.01)
Distributions (from Realized Gains) ............             -           (1.32)          (0.46)              -               -
                                                        ------         -------         -------         -------          ------
    Total Distributions ........................             -           (1.32)          (0.46)              -           (0.01)
                                                        ------         -------         -------         -------          ------
Net Asset Value End of Period ..................         $7.88           $9.80          $22.08          $12.98           $8.70
                                                        ======         =======         =======         =======          ======
Total Return (a) ...............................        (19.59%)        (51.94%)         74.58%          49.20%         (12.95%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........        $8,350         $17,235         $38,172         $16,877          $2,677
Ratio of Expenses to Average Net Assets ........          2.14%           1.91%           1.55%           0.49%           1.39%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (1.93%)         (1.32%)         (0.97%)          0.03%          (0.35%)
Portfolio Turnover Rate ........................           302%            394%            318%            361%            366%

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS B)

                                                                           Fiscal Period Ended September 30
                                                      ----------------------------------------------------------------------------
                                                      2002(c)(l)       2001(c)        2000(b)(c)      1999(b)(c)     1998(b)(c)(d)
                                                      ----------       -------        ----------      ----------     -------------
Per Share Data
Net Asset Value Beginning of Period ............         $9.37          $21.34          $12.69           $8.63          $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................         (0.26)          (0.28)          (0.31)          (0.14)          (0.13)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (1.64)         (10.37)           9.42            4.20           (1.24)
                                                        ------          ------         -------          ------          ------
Total from Investment Operations ...............         (1.90)         (10.65)           9.11            4.06           (1.37)
Less Distributions:
Dividends (from Net Investment Income) .........             -               -               -               -               -
Distributions (from Realized Gains) ............             -           (1.32)          (0.46)              -               -
                                                        ------          ------         -------          ------          ------
    Total Distributions ........................             -           (1.32)          (0.46)              -               -
                                                        ------          ------         -------          ------          ------
Net Asset Value End of Period ..................         $7.47           $9.37          $21.34          $12.69           $8.63
                                                        ======          ======         =======          ======          ======
Total Return (a) ...............................        (20.28%)        (52.31%)         72.70%          47.05%         (13.70%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........        $4,292          $6,173         $11,688          $2,430          $1,504
Ratio of Expenses to Average Net Assets ........          2.90%           2.67%           2.44%           1.94%           2.38%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (2.69%)         (2.07%)         (1.81%)         (1.41%)         (1.34%)
Portfolio Turnover Rate ........................           302%            394%            318%            361%            366%

--------------------------------------------------------------------------------
                                       80  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS C)

                                                             Fiscal Period Ended September 30
                                                   ------------------------------------------------------
                                                   2002(c)(k)(l)   2001(c)      2000(b)(c)  1999(b)(c)(f)
                                                   -------------   -------      ----------  -------------
Per Share Data
Net Asset Value Beginning of Period ............       $9.53        $21.74        $12.86        $11.16
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.26)        (0.28)        (0.35)        (0.07)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.66)       (10.61)         9.69          1.77
                                                      ------        ------        ------          ----
Total from Investment Operations ...............       (1.92)       (10.89)         9.34          1.70
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............           -         (1.32)        (0.46)            -
                                                      ------        ------        ------          ----
    Total Distributions ........................           -         (1.32)        (0.46)            -
                                                      ------        ------        ------          ----
Net Asset Value End of Period ..................       $7.61         $9.53        $21.74        $12.86
                                                      ======        ======        ======          ====
Total Return (a) ...............................      (20.15%)      (52.46%)       73.54%        15.23%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $2,164        $2,339        $3,741          $890
Ratio of Expenses to Average Net Assets ........        2.91%         2.68%         2.39%         1.47%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (2.69%)       (2.09%)       (1.81%)       (0.95%)
Portfolio Turnover Rate ........................         302%          394%          318%          374%

--------------------------------------------------------------------------------
                                       81  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS A)

                                                             Fiscal Period Ended September 30
                                                      -------------------------------------------------
                                                      2002(c)       2001(c)       2000(c)    1999(c)(e)
                                                      -------       -------       -------    ----------
Per Share Data
Net Asset Value Beginning of Period ............       $8.03        $11.29        $10.04        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.01)            -             -          0.03
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.72)        (3.17)         1.37          0.01
                                                      ------        ------        ------        ------
Total from Investment Operations ...............       (1.73)        (3.17)         1.37          0.04
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............           -         (0.09)        (0.12)            -
                                                      ------        ------        ------        ------
    Total Distributions ........................           -         (0.09)        (0.12)            -
                                                      ------        ------        ------        ------
Net Asset Value End of Period ..................       $6.30         $8.03        $11.29        $10.04
                                                      ======        ======        ======        ======
Total Return (a) ...............................      (21.54%)      (28.27%)       13.65%         0.40%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $7,171        $6,699        $8,219        $7,589
Ratio of Expenses to Average Net Assets ........        1.61%         1.42%         1.44%         1.48%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (0.10%)        0.02%        (0.05%)        0.39%
Portfolio Turnover Rate ........................          62%           40%           73%           68%

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS B)

                                                             Fiscal Period Ended September 30
                                                      -------------------------------------------------
                                                      2002(c)       2001(c)      2000(c)     1999(c)(e)
                                                      -------       -------      -------     ----------
Per Share Data
Net Asset Value Beginning of Period ............       $7.87        $11.15         $9.99        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.07)        (0.08)        (0.09)        (0.02)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.69)        (3.11)         1.37          0.01
                                                      ------        ------       -------        ------
Total from Investment Operations ...............       (1.76)        (3.19)         1.28         (0.01)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............           -         (0.09)        (0.12)            -
                                                      ------        ------       -------        ------
    Total Distributions ........................           -         (0.09)        (0.12)            -
                                                      ------        ------       -------        ------
Net Asset Value End of Period ..................       $6.11         $7.87        $11.15         $9.99
                                                      ======        ======       =======        ======
Total Return (a) ...............................      (22.36%)      (28.81%)       12.82%        (0.10%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $6,125        $7,360       $10,960        $9,591
Ratio of Expenses to Average Net Assets ........        2.35%         2.17%         2.18%         2.20%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (0.84%)       (0.74%)       (0.79%)       (0.33%)
Portfolio Turnover Rate ........................          62%           40%           73%           68%

--------------------------------------------------------------------------------
                                       82  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS C)

                                                             Fiscal Period Ended September 30
                                                    ---------------------------------------------------
                                                    2002(c)(k)      2001(c)       2000(c)    1999(c)(e)
                                                    ----------      -------       -------    ----------
Per Share Data
Net Asset Value Beginning of Period ............       $7.88        $11.16        $10.00        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.07)        (0.08)        (0.09)        (0.01)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.69)        (3.11)         1.37          0.01
                                                      ------        ------        ------        ------
Total from Investment Operations ...............       (1.76)        (3.19)         1.28             -
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............           -         (0.09)        (0.12)            -
                                                      ------        ------        ------        ------
    Total Distributions ........................           -         (0.09)        (0.12)            -
                                                      ------        ------        ------        ------
Net Asset Value End of Period ..................       $6.12         $7.88        $11.16        $10.00
                                                      ======        ======        ======        ======
Total Return (a) ...............................      (22.34%)      (28.78%)       12.69%         0.00%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $4,129        $4,840        $7,092        $5,205
Ratio of Expenses to Average Net Assets ........        2.35%         2.17%         2.15%         2.05%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (0.85%)       (0.74%)       (0.77%)       (0.18%)
Portfolio Turnover Rate ........................          62%           40%           73%           68%

--------------------------------------------------------------------------------
                                       83  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - INTERNATIONAL SERIES (CLASS A)

                                                               Fiscal Period Ended September 30
                                                   -------------------------------------------------------
                                                   2002(b)(c)(m)  2001(b)(c)(h)  2000(b)(c)  1999(b)(c)(e)
                                                   -------------  -------------  ----------  -------------
Per Share Data
Net Asset Value Beginning of Period ............       $6.87        $11.01         $9.69        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.06)        (0.09)        (0.13)        (0.03)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.28)        (3.65)         1.45         (0.28)
                                                      ------        ------        ------        ------
Total from Investment Operations ...............       (1.34)        (3.74)         1.32         (0.31)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............           -         (0.40)            -             -
                                                      ------        ------        ------        ------
    Total Distributions ........................           -         (0.40)            -             -
                                                      ------        ------        ------        ------
Net Asset Value End of Period ..................       $5.53         $6.87        $11.01         $9.69
                                                      ======        ======        ======        ======
Total Return (a) ...............................      (19.51%)      (35.01%)       13.62%        (3.10%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $3,093        $2,934        $4,414        $2,928
Ratio of Expenses to Average Net Assets ........        2.50%         2.51%         2.46%         2.50%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (0.82%)       (0.98%)       (1.08%)       (0.41%)
Portfolio Turnover Rate ........................         252%          170%          116%          115%

SECURITY EQUITY FUND - INTERNATIONAL SERIES (CLASS B)

                                                               Fiscal Period Ended September 30
                                                   -------------------------------------------------------
                                                   2002(b)(c)(m)  2001(b)(c)(h)  2000(b)(c)  1999(b)(c)(e)
                                                   -------------  -------------  ----------  -------------
Per Share Data
Net Asset Value Beginning of Period ............       $6.74        $10.88         $9.65        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.10)        (0.15)        (0.22)        (0.07)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.26)        (3.59)         1.45         (0.28)
                                                      ------        ------        ------        ------
Total from Investment Operations ...............       (1.36)        (3.74)         1.23         (0.35)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............           -         (0.40)            -             -
                                                      ------        ------        ------        ------
    Total Distributions ........................           -         (0.40)            -             -
                                                      ------        ------        ------        ------
Net Asset Value End of Period ..................       $5.38         $6.74        $10.88         $9.65
                                                      ======        ======        ======        ======
Total Return (a) ...............................      (20.18%)      (35.45%)       12.75%        (3.50%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $1,696        $1,685        $2,520        $2,028
Ratio of Expenses to Average Net Assets ........        3.25%         3.25%         3.26%         3.19%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.55%)       (1.73%)       (1.92%)       (1.09%)
Portfolio Turnover Rate ........................         252%          170%          116%          115%

--------------------------------------------------------------------------------
                                       84  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - INTERNATIONAL SERIES (CLASS C)

                                                              Fiscal Period Ended September 30
                                               ----------------------------------------------------------
                                               2002(b)(c)(k)(m)  2001(b)(c)(h)  2000(b)(c)  1999(b)(c)(e)
                                               ----------------  -------------  ----------  -------------
Per Share Data
Net Asset Value Beginning of Period ............       $6.76        $10.92         $9.68        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.11)        (0.15)        (0.21)        (0.04)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.25)        (3.61)         1.45         (0.28)
                                                      ------        ------        ------        ------
Total from Investment Operations ...............       (1.36)        (3.76)         1.24         (0.32)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............           -         (0.40)            -             -
                                                      ------        ------        ------        ------
    Total Distributions ........................           -         (0.40)            -             -
                                                      ------        ------        ------        ------
Net Asset Value End of Period ..................       $5.40         $6.76        $10.92         $9.68
                                                      ======        ======        ======        ======
Total Return (a) ...............................      (20.12%)      (35.50%)       12.81%        (3.20%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $1,809        $2,244        $3,564        $2,493
Ratio of Expenses to Average Net Assets ........        3.25%         3.25%         3.11%         2.78%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.57%)       (1.75%)       (1.76%)       (0.71%)
Portfolio Turnover Rate ........................         252%          170%          116%          115%

--------------------------------------------------------------------------------
                                       85  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - SELECT 25(R) SERIES (CLASS A)

                                                              Fiscal Period Ended September 30
                                                     -------------------------------------------------
                                                     2002(c)       2001(c)       2000(c)    1999(c)(e)
                                                     -------       -------       -------    ----------
Per Share Data
Net Asset Value Beginning of Period ............       $7.58        $11.34        $10.53        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.07)        (0.06)        (0.09)        (0.05)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (0.99)        (3.70)         0.90          0.58
                                                     -------       -------       -------       -------
Total from Investment Operations ...............       (1.06)        (3.76)         0.81          0.53
Less Distributions:
Dividends (from Net Investment Income) .........                         -             -             -
Distributions (from Realized Gains) ............           -             -             -             -
                                                     -------       -------       -------       -------
    Total Distributions ........................           -             -             -             -
                                                     -------       -------       -------       -------
Net Asset Value End of Period ..................       $6.52         $7.58        $11.34        $10.53
                                                     =======       =======       =======       =======
Total Return (a) ...............................      (13.98%)      (33.16%)        7.69%         5.30%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........     $11,933       $14,347       $22,006       $13,975
Ratio of Expenses to Average Net Assets ........        1.46%         1.39%         1.35%         1.48%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (0.81%)       (0.60%)       (0.74%)       (0.75%)
Portfolio Turnover Rate ........................          33%           44%           89%           14%

SECURITY EQUITY FUND - SELECT 25(R) SERIES (CLASS B)

                                                              Fiscal Period Ended September 30
                                                      ------------------------------------------------
                                                      2002(c)      2001(c)       2000(c)    1999(c)(e)
                                                      -------      -------       -------    ----------
Per Share Data
Net Asset Value Beginning of Period ............       $7.44        $11.22        $10.52        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.13)        (0.13)        (0.17)        (0.09)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (0.95)        (3.65)         0.87          0.61
                                                      ------       -------       -------       -------
Total from Investment Operations ...............       (1.08)        (3.78)         0.70          0.52
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............           -             -             -             -
                                                      ------       -------       -------       -------
    Total Distributions ........................           -             -             -             -
                                                      ------       -------       -------       -------
Net Asset Value End of Period ..................       $6.36         $7.44        $11.22        $10.52
                                                      ======       =======       =======       =======
Total Return (a) ...............................      (14.52%)      (33.69%)        6.65%         5.20%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $8,566       $11,519       $18,199       $12,938
Ratio of Expenses to Average Net Assets ........        2.21%         2.14%         2.11%         2.19%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.56%)       (1.35%)       (1.49%)       (1.47%)
Portfolio Turnover Rate ........................          33%           44%           89%           14%

--------------------------------------------------------------------------------
                                       86  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - SELECT 25(R) SERIES (CLASS C)

                                                              Fiscal Period Ended September 30
                                                    --------------------------------------------------
                                                    2002(c)(k)      2001(c)       2000(c)   1999(c)(e)
                                                    ----------      -------       -------   ----------
Per Share Data
Net Asset Value Beginning of Period ............       $7.47        $11.26        $10.55        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.13)        (0.13)        (0.17)        (0.09)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (0.96)        (3.66)         0.88          0.64
                                                      ------        ------        ------        ------
Total from Investment Operations ...............       (1.09)        (3.79)         0.71          0.55
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............           -             -             -             -
                                                      ------        ------        ------        ------
    Total Distributions ........................           -             -             -             -
                                                      ------        ------        ------        ------
Net Asset Value End of Period ..................       $6.38         $7.47        $11.26        $10.55
                                                      ======        ======        ======        ======
Total Return (a) ...............................      (14.59%)      (33.66%)        6.73%         5.50%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $3,954        $4,531        $7,294        $4,442
Ratio of Expenses to Average Net Assets ........        2.21%         2.14%         2.10%         2.07%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.56%)       (1.35%)       (1.49%)       (1.34%)
Portfolio Turnover Rate ........................          33%           44%           89%           14%

--------------------------------------------------------------------------------
                                       87  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES (CLASS A)

                                                         Fiscal Period Ended September 30
                                                      --------------------------------------
                                                      2002(c)   2001(b)(c)(h)  2000(c)(g)(h)
                                                      -------   -------------  -------------
Per Share Data
Net Asset Value Beginning of Period ............       $6.00         $9.71        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.05)        (0.08)        (0.05)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.35)        (3.63)        (0.24)
                                                      ------        ------        ------
Total from Investment Operations ...............       (1.40)        (3.71)        (0.29)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -
Distributions (from Realized Gains) ............           -             -             -
                                                      ------        ------        ------
    Total Distributions ........................           -             -             -
                                                      ------        ------        ------
Net Asset Value End of Period ..................       $4.60         $6.00         $9.71
                                                      ======        ======        ======
Total Return (a) ...............................      (23.33%)      (38.21%)       (2.90%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $9,243        $2,436        $2,405
Ratio of Expenses to Average Net Assets ........        1.99%         2.00%         1.92%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.00%)       (1.10%)       (1.25%)
Portfolio Turnover Rate ........................          12%            6%            5%

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES (CLASS B)

                                                         Fiscal Period Ended September 30
                                                      --------------------------------------
                                                      2002(c)     2001(b)(c)   2000(c)(g)(h)
                                                      -------   -------------  -------------
Per Share Data
Net Asset Value Beginning of Period ............       $5.92         $9.65        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.11)        (0.14)        (0.08)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.31)        (3.59)        (0.27)
                                                      ------        ------        ------
Total from Investment Operations ...............       (1.42)        (3.73)        (0.35)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -
Distributions (from Realized Gains) ............           -             -             -
                                                      ------        ------        ------
    Total Distributions ........................           -             -             -
                                                      ------        ------        ------
Net Asset Value End of Period ..................       $4.50         $5.92         $9.65
                                                      ======        ======        ======
Total Return (a) ...............................      (23.99%)      (38.65%)       (3.50%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $1,949        $1,955        $2,039
Ratio of Expenses to Average Net Assets ........        2.82%         2.75%         2.68%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.88%)       (1.85%)       (2.02%)
Portfolio Turnover Rate ........................          12%            6%            5%

--------------------------------------------------------------------------------
                                       88  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES (CLASS C)

                                                        Fiscal Period Ended September 30
                                                    ----------------------------------------
                                                    2002(c)(k)     2001(b)(c)  2000(c)(g)(h)
                                                    ----------     ----------  -------------
Per Share Data
Net Asset Value Beginning of Period ............       $5.93         $9.65        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.11)        (0.13)        (0.08)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.30)        (3.59)        (0.27)
                                                      ------        ------        ------
Total from Investment Operations ...............       (1.41)        (3.72)        (0.35)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -
Distributions (from Realized Gains) ............           -             -             -
                                                      ------        ------        ------
    Total Distributions ........................           -             -             -
                                                      ------        ------        ------
Net Asset Value End of Period ..................       $4.52         $5.93         $9.65
                                                      ======        ======        ======
Total Return (a) ...............................      (23.78%)      (38.55%)       (3.50%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $2,547        $2,577        $2,102
Ratio of Expenses to Average Net Assets ........        2.82%         2.75%         2.66%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.88%)       (1.85%)       (2.00%)
Portfolio Turnover Rate ........................          12%            6%            5%

--------------------------------------------------------------------------------
                                       89  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS A)

                                                         Fiscal Period Ended September 30
                                                    --------------------------------------------
                                                    2002(b)(c)   2001(b)(c)(h)  2000(b)(c)(g)(h)
                                                    ----------   -------------  ----------------
Per Share Data
Net Asset Value Beginning of Period ............       $3.41         $9.33        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.09)        (0.11)        (0.08)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (0.95)        (5.81)        (0.59)
                                                      ------        ------        ------
Total from Investment Operations ...............       (1.04)        (5.92)        (0.67)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -
Distributions (from Realized Gains) ............           -             -             -
                                                      ------        ------        ------
    Total Distributions ........................           -             -             -
                                                      ------        ------        ------
Net Asset Value End of Period ..................       $2.37         $3.41         $9.33
                                                      ======        ======        ======
Total Return (a) ...............................      (30.50%)      (63.45%)       (6.70%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $2,272        $3,023        $4,340
Ratio of Expenses to Average Net Assets ........        2.50%         2.26%         2.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (2.28%)       (2.01%)       (2.05%)
Portfolio Turnover Rate ........................         166%          240%          148%

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS B)

                                                         Fiscal Period Ended September 30
                                                    --------------------------------------------
                                                    2002(b)(c)   2001(b)(c)(h)  2000(b)(c)(g)(h)
                                                    ----------   -------------  ----------------
Per Share Data
Net Asset Value Beginning of Period ............       $3.30         $9.21        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.11)        (0.16)        (0.11)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (0.91)        (5.75)        (0.68)
                                                      ------        ------        ------
Total from Investment Operations ...............       (1.02)        (5.91)        (0.79)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -
Distributions (from Realized Gains) ............           -             -             -
                                                      ------        ------        ------
    Total Distributions ........................           -             -             -
                                                      ------        ------        ------
Net Asset Value End of Period ..................       $2.28         $3.30         $9.21
                                                      ======        ======        ======
Total Return (a) ...............................      (30.91%)      (64.17%)       (7.90%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........        $737          $870        $1,971
Ratio of Expenses to Average Net Assets ........        3.25%         3.01%         3.03%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (3.02%)       (2.76%)       (2.79%)
Portfolio Turnover Rate ........................         166%          240%          148%

--------------------------------------------------------------------------------
                                       90  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS C)

                                                       Fiscal Period Ended September 30
                                                 ----------------------------------------------
                                                 2002(b)(c)(k)  2001(b)(c)(h)  2000(b)(c)(g)(h)
                                                 -------------  -------------  ----------------
Per Share Data
Net Asset Value Beginning of Period ............       $3.30         $9.21        $10.00
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.11)        (0.16)        (0.11)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (0.91)        (5.75)        (0.68)
                                                      ------        ------        ------
Total from Investment Operations ...............       (1.02)        (5.91)        (0.79)
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -
Distributions (from Realized Gains) ............           -             -             -
                                                      ------        ------        ------
    Total Distributions ........................           -             -             -
                                                      ------        ------        ------
Net Asset Value End of Period ..................       $2.28         $3.30         $9.21
                                                      ======        ======        ======
Total Return (a) ...............................      (30.91%)      (64.17%)       (7.90%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $1,168        $1,348        $2,276
Ratio of Expenses to Average Net Assets ........        3.25%         3.01%         3.03%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (3.02%)       (2.77%)       (2.79%)
Portfolio Turnover Rate ........................         166%          240%          148%

--------------------------------------------------------------------------------
                                       91  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY MID CAP GROWTH FUND (formerly known as Security Ultra Fund) (CLASS A)

                                                                           Fiscal Period Ended September 30
                                                       -----------------------------------------------------------------------
                                                       2002(c)(n)     2001(c)        2000(c)           1999(c)         1998(c)
                                                       ----------     -------        -------           -------         -------
Per Share Data
Net Asset Value Beginning of Period ............         $8.48          $15.28           $9.19           $7.65           $9.24
Income from Investment Operations:
Net Investment Income (Loss) ...................         (0.09)          (0.07)          (0.08)          (0.06)          (0.06)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (1.30)          (5.38)           6.60            3.51           (1.06)
                                                       -------        --------        --------         -------         -------
Total from Investment Operations ...............         (1.39)          (5.45)           6.52            3.45           (1.12)
Less Distributions:
Dividends (from Net Investment Income) .........             -               -               -               -               -
Distributions (from Realized Gains) ............         (0.06)          (1.35)          (0.43)          (1.91)          (0.47)
                                                       -------        --------        --------         -------         -------
    Total Distributions ........................         (0.06)          (1.35)          (0.43)          (1.91)          (0.47)
                                                       -------        --------        --------         -------         -------
Net Asset Value End of Period ..................         $7.03           $8.48          $15.28           $9.19           $7.65
                                                       =======        ========        ========         =======         =======
Total Return (a) ...............................        (16.64%)        (38.19%)         72.82%          50.91%         (12.45%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........       $90,948        $131,498        $204,787         $96,238         $67,554
Ratio of Expenses to Average Net Assets ........          1.20%           1.09%           1.11%           1.21%           1.23%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (0.92%)         (0.64%)         (0.62%)         (0.77%)         (0.64%)
Portfolio Turnover Rate ........................            47%             48%             35%             54%            116%

SECURITY MID CAP GROWTH FUND (formerly known as Security Ultra Fund) (CLASS B)

                                                                           Fiscal Period Ended September 30
                                                       -----------------------------------------------------------------------
                                                       2002(c)(n)      2001(c)         2000(c)          1999(c)         1998(c)
                                                       ----------      -------         -------          -------         -------
Per Share Data
Net Asset Value Beginning of Period ............         $7.62          $14.02           $8.54           $7.28           $8.90
Income from Investment Operations:
Net Investment Income (Loss) ...................         (0.16)          (0.17)          (0.19)          (0.14)          (0.14)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (1.14)          (4.88)           6.10            3.31           (1.01)
                                                       -------         -------         -------          ------          ------
Total from Investment Operations ...............         (1.30)          (5.05)           5.91            3.17           (1.15)
Less Distributions:
Dividends (from Net Investment Income) .........             -               -               -               -               -
Distributions (from Realized Gains) ............         (0.06)          (1.35)          (0.43)          (1.91)          (0.47)
                                                       -------         -------         -------          ------          ------
    Total Distributions ........................         (0.06)          (1.35)          (0.43)          (1.91)          (0.47)
                                                       -------         -------         -------          ------          ------
Net Asset Value End of Period ..................         $6.26           $7.62          $14.02           $8.54           $7.28
                                                       =======         =======         =======          ======          ======
Total Return (a) ...............................        (17.35%)        (38.83%)         71.17%          49.39%         (13.30%)

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........       $17,502         $28,580         $38,812          $7,818          $5,610
Ratio of Expenses to Average Net Assets ........          2.11%           2.09%           2.11%           2.21%           2.23%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (1.84%)         (1.64%)         (1.61%)         (1.77%)         (1.64%)
Portfolio Turnover Rate ........................            47%             48%             35%             54%            116%

--------------------------------------------------------------------------------
                                       92  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY MID CAP GROWTH FUND (formerly known as Security Ultra Fund) (CLASS C)

                                                              Fiscal Period Ended September 30
                                                    ----------------------------------------------------
                                                    2002(c)(k)(n)   2001(c)       2000(c)     1999(c)(f)
                                                    -------------   -------       -------     ----------
Per Share Data
Net Asset Value Beginning of Period ............       $8.22        $14.99         $9.11         $8.20
Income from Investment Operations:
Net Investment Income (Loss) ...................       (0.16)        (0.18)        (0.20)        (0.07)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................       (1.24)        (5.24)         6.51          0.98
                                                      ------        ------        ------         -----
Total from Investment Operations ...............       (1.40)        (5.42)         6.31          0.91
Less Distributions:
Dividends (from Net Investment Income) .........           -             -             -             -
Distributions (from Realized Gains) ............       (0.06)        (1.35)        (0.43)            -
                                                      ------        ------        ------         -----
    Total Distributions ........................       (0.06)        (1.35)        (0.43)            -
                                                      ------        ------        ------         -----
Net Asset Value End of Period ..................       $6.76         $8.22        $14.99         $9.11
                                                      ======        ======        ======         =====

Total Return (a) ...............................      (17.30%)      (38.78%)       71.10%        11.10%

Ratios/Supplemental Data
Net Assets End of Period (thousands) ...........      $5,883        $4,194        $3,017           $95
Ratio of Expenses to Average Net Assets ........        2.12%         2.09%         2.11%         2.21%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.85%)       (1.66%)       (1.61%)       (1.75%)
Portfolio Turnover Rate ........................          47%           48%           35%           54%

--------------------------------------------------------------------------------
                                       93  See accompanying notes.

--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                   2002   2001   2000   1999   1998
Social Awareness Series  Class A   N/A    N/A    N/A    N/A    1.5%
                         Class B   N/A    N/A    N/A    N/A    2.5%
Mid Cap Value Series     Class A   N/A    N/A    N/A    N/A    1.5%
                         Class B   N/A    N/A    N/A    N/A    2.6%
Small Cap Growth Series  Class A   N/A    N/A    1.6%   1.5%   2.4%
                         Class B   N/A    N/A    2.5%   2.9%   3.4%
                         Class C   N/A    N/A    2.5%   2.5%   N/A
International Series     Class A   4.2%   3.8%   3.5%   4.7%   N/A
                         Class B   5.0%   4.5%   4.3%   5.4%   N/A
                         Class C   5.0%   4.5%   4.1%   5.0%   N/A
Large Cap Growth Series  Class A   N/A    2.2%   N/A    N/A    N/A
                         Class B   N/A    2.9%   N/A    N/A    N/A
                         Class C   N/A    2.9%   N/A    N/A    N/A
Technology Series        Class A   3.2%   2.7%   2.3%   N/A    N/A
                         Class B   3.9%   3.4%   3.0%   N/A    N/A
                         Class C   3.9%   3.5%   3.0%   N/A    N/A

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Security Small Cap Growth Series was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Enhanced Index Series, Security International Series and Security Select 25(R) Series were initially capitalized on January 29, 1999, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(f) Class "C" Shares were initially offered for sale on January 29, 1999. Percentage amounts for the period, except total return, have been annualized.

(g) Security Large Cap Growth Series and Security Technology Series were initially capitalized on May 1, 2000, with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

(h) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning May 1, 2000 for Security Large Cap Growth Series, Security Technology Series and Security International Series. Expense ratios with such reductions would have been as follows:

                                        2002      2001      2000
International Series     Class A        N/A       2.49%     N/A
                         Class B        N/A       3.23%     N/A
                         Class C        N/A       3.23%     N/A
Large Cap Growth Series  Class A        N/A       1.99%     1.85%
                         Class B        N/A       N/A       2.61%
                         Class C        N/A       N/A       2.60%
Technology Series        Class A        N/A       2.25%     2.25%
                         Class B        N/A       3.00%     3.00%
                         Class C        N/A       3.00%     3.00%

(i) As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended September 30, 2002, was to increase net investment income per share by less than 1/2 of a cent, decrease net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.06% to 0.07%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(j) The financial highlights for the Equity Series as set forth herein exclude the historical financial highlights of the Total Return Series Class A, B and C shares. The assets of the Total Return Series were acquired by the Equity Series on August 27, 2002.

(k) The financial highlights for the Class C shares exclude the historical financial highlights of the Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(l) RS Investments, Inc., became the sub-advisor of Small Cap Growth Series effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC (SMC) paid Strong Capital Management, Inc., for sub-advisory services.

(m) Templeton/Franklin Investment Services, Inc., became the sub-advisor of International Series effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC (SMC) paid Deutsche Asset Management, Inc., for sub-advisory services.

(n) Effective May 1, 2002 the fee structure for Security Large Cap Value Fund, Equity, Global Series and Security Mid Cap Growth Fund changed. Per share information reflects this change.

--------------------------------------------------------------------------------
                                       94   See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2002

1. Significant accounting policies

  Security Large Cap Value (formerly known as Security Growth and Income), Equity and Mid Cap Growth (formerly known as Security Ultra) Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The shares of Security Equity Fund are currently issued in multiple Series, with each Series, in effect, representing a separate fund. The Fund is required to account for the assets of each Series separately and to allocate general liabilities of the Fund to each Series based on the relative net assets of each Series. Class "A" shares are generally sold with a sales charge at the time of purchase. Class "A" shares are not subject to a sales charge when they are redeemed, except that purchases of Class "A" shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class "B" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. Class "C" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within one year of acquisition incur a contingent deferred sales charge. The Funds began offering an additional class of shares ("S" shares) to the public on February 1, 2001. Effective June 3, 2002, Class S shares were exchanged for Class C shares. Effective October 1, 2002, Security Growth and Income Fund changed its name to Security Large Cap Value Fund and Security Ultra Fund changed its name to Security Mid Cap Growth Fund. These names were changed to provide names which were more descriptive of the Fund's investment objective and policies. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

  A. Security Valuation - Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series', International Series' and Technology Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the these Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

  B. Repurchase agreements - In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

  C. Foreign Currency Transactions - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

  The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

  Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

  D. Forward Foreign Currency Exchange Contracts - Global Series and International Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. These funds may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the statement of assets and liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

  E. Futures - Large Cap Value Fund, Equity Series, Social Awareness Series, Small Cap Growth Series, Enhanced Index Series, International Series, and Mid Cap Growth Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 30, 2002

to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. These funds may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires.

  F. Option writing - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writers of options bear the market risk of an unfavorable change in the price of the security underlying the written option.

  G. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

  H. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

  I. Taxes - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

  J. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  K. Securities Lending - Certain of the Series may lend up to 33 1/3% of the value of total assets to broker/dealers, banks, or other institutional borrowers of securities in order to earn additional income. Each Series' policy is to maintain collateral in the form of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program equal to at least 100% of the value of securities loaned. The collateral is then "marked-to-market" daily until the securities are returned.

  L. Change in Accounting Principle - As required, effective October 1, 2002, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on fixed income securities (except for zero coupon bonds that were previously accreting discounts). The change in accounting principle affected the Security Equity Fund and the Security Large Cap Value Fund. The Security Large Cap Value Fund was the only fund that held fixed income securities as of September 30, 2001. The cumulative effect of this accounting change had no impact on total net assets of the Security Large Cap Value Fund, but resulted in a $2,739 reduction in the cost of securities and a corresponding $2,739 increase in net unrealized appreciation, based on securities held on October 1, 2001.

The effect of this change for the period ended September 30, 2002, was to increase net investment income by $32,847 and $2,737, decrease net unrealized appreciation by $32,847 and $2,737 for the Security Large Cap Value Fund and the Security Equity Fund Global Series, respectively. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

2. Management fees and other transactions with affiliates

  From October 1, 2001, to May 1, 2002, under terms of the investment advisory contract, Security Management Company, LLC (SMC) agreed to provide, or arranged for others to provide, all the services required by the Large Cap Value Fund, Equity Series, Global Series, and Mid Cap Growth Fund for a single fee, including investment advisory services, transfer agent services and certain other administrative services. For Large Cap Value Fund, Equity Series and Mid Cap Growth Fund, this fee was equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1.5% of the next $20 million, and 1% of the remaining net assets of the fund for the fiscal year. For Global Series, this fee was equal to 2% of the first $70 million of the average daily closing value of the series' net assets and 1.5% of the remaining average net assets of the series for the fiscal year. Additionally, SMC agreed to assume all of the Funds' expenses,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 30, 2002

except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class "B", Class "C" and Class "S" distribution fees.

  At a special shareholder meeting on April 17, 2002, shareholders approved an amendment to this investment advisory contract, which was effective May 1, 2002. Under terms of the amended contract, management fees are payable to SMC at an annual rate of 0.75% of the average daily net assets for Security Large Cap Value Fund, Equity, Enhanced Index, Select 25 Series and Security Mid Cap Growth Fund, 1.00% for Global, Social Awareness, Mid Cap Value, Small Cap Growth, Large Cap Growth and Technology Series, and 1.10% for International Series.

  SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each fund. For these services, the Investment Manager receives, from the Global and International Series an administrative fee equal to .045% of the average daily net assets of the series plus the greater of .10% of the average net assets or $60,000 for the year ended January 31, 2002 and thereafter. For administrative services provided to the Security Large Cap Value Fund, the Equity, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, Select 25, Large Cap Growth Series and the Security Mid Cap Growth Fund, SMC receives an administrative fee equal to .09% of the average daily net assets of each series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

  For the Technology Series, the administrative fee is equal to .045% of the average daily net assets of the Series plus the greater of .10% of the average net assets, (i) $45,000 in the year ending April 30, 2002 or (ii) $60,000 thereafter.

  SMC pays the Dreyfus Corporation an annual fee equal to .25% of the average daily closing value of the combined net assets of Large Cap Value Fund and another fund managed by SMC, SBL Series B, computed on a daily basis. Beginning January 1, 2002, the Dreyfus Corporation agreed to waive .10% of the average daily closing value of the combined net assets of Large Cap Value Fund and another fund managed by SMC, SBL Series B, computed on a daily basis until December 31, 2006.

  SMC pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of Global Series and another fund managed by SMC, SBL Series D, computed on a daily basis as follows:

Combined Average Daily Net Assets                                    Annual Fees
---------------------------------                                    -----------
$0 to $300 Million ....................................................... .35%
$300 Million to $750 Million ............................................. .30%
$750 Million or more ..................................................... .25%

  Prior to September 3, 2002, SMC paid Strong Capital Management, Inc. ("Strong") with respect to Small Cap Growth Series, an annual fee based on the combined average net assets of the Series and another fund managed by SMC, SBL Series X, computed on a daily basis as follows:

Combined Average Daily Net Assets                                    Annual Fees
---------------------------------                                    -----------
Less Than $150 Million ................................................... .50%
$150 Million to $500 Million ............................................. .45%
$500 Million or more ..................................................... .40%

  Effective September 3, 2002, RS Investments began providing investment advisory services to the Small Cap Growth Series and another fund managed by SMC, SBL Series X. For the services provided to the Small Cap Growth Series, SMC pays RS Investments, an annual fee equal to a percentage of the average daily closing value of the combined net assets of Small Cap Growth Series and another fund managed by SMC, SBL Series X, computed on a daily basis as follows:

Combined Average Daily Net Assets                                    Annual Fees
---------------------------------                                    -----------
$0 to $100 Million ...................................................... 0.55%
$100 Million to $400 Million ............................................ 0.50%
Over $400 Million ....................................................... 0.45%

  Deutsche Asset Management, Inc. furnishes investment advisory services to Enhanced Index and International Series (through September 3, 2002). For such services to the Enhanced Index Series SMC pays Deutsche Asset Management, Inc. an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Series and another fund managed by SMC, SBL Series H, computed on a daily basis as follows:

Combined Average Daily Net Assets                                    Annual Fees
---------------------------------                                    -----------
$0 to $100 Million ....................................................... .20%
$100 Million to $300 Million ............................................. .15%
$300 Million or more ..................................................... .13%

  SMC also pays Deutsche Asset Management, Inc. a minimum fee equal to $200,000 per year in the third and following years of the Series' operations. For the services provided to the International Series, SMC paid Deutsche Asset Management, Inc. an annual fee equal to a percentage of the average daily closing value of the combined net assets of International Series and another fund managed by SMC, SBL

--------------------------------------------------------------------------------
                                       97
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
September 30, 2002

Series I, computed on a daily basis as follows:

Combined Average Daily Net Assets                                    Annual Fees
---------------------------------                                    -----------
$0 to $200 Million ....................................................... .60%
$200 Million or more ..................................................... .55%

  Effective September 3, 2002, Templeton Investment Counsel, LLC began providing investment advisory services to the International Series and another Fund managed by SMC, SBL Series I. For the services provided to the International Series, SMC pays Templeton Investment Counsel an annual fee equal to a percentage of the average daily closing value of the combined net assets of International Series and another fund managed by SMC, SBL Series I, computed on a daily basis as follows:

Combined Average Daily Net Assets                                    Annual Fees
---------------------------------                                    -----------
$0 to $50 Million ....................................................... .625%
$50 Million to $200 Million ............................................. .465%
$200 Million to $500 Million ............................................ .375%
Over $500 Million ....................................................... .350%

  Wellington Management Company, LLP furnishes investment advisory services to the Technology Series. For such services, SMC pays Wellington an annual fee equal to .50% of the average daily closing value of the combined net assets of Technology Series and another fund managed by SMC, SBL Series T.

  SMC has agreed to limit the total expenses of the Enhanced Index and Select 25 Series to 1.75%, Social Awareness, Mid Cap Value, Small Cap Growth and Large Cap Growth Series to 2.00%, and International and Technology Series to 2.25%, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees. The expense limits other than those for Enhanced Index, Select 25 and International Series are voluntary limits which may be limited at any time without notice to shareholders.

  The Funds have adopted Distribution Plans related to the offering of Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 and Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and the Technology Series have also adopted such a Plan with respect to their Class A Shares. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund's Class B, Class C, and Class S shares and 0.25% of the average daily net assets of the Small Cap Growth, Enhanced Index, International, Select 25 Series, Large Cap Growth and the Technology Series Class A shares. The shareholders approved a 12b-1 distribution plan on Class A shares for Security Large Cap Value Fund, Equity, Global, Social Awareness, Mid Cap Value Series and Security Mid Cap Growth Fund. The plans provide for payment at an annual rate of 0.25% of the average daily net assets on Class A shares. These distribution plans were effective May 1, 2002.

  Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc. and the national distributor of the Funds, received net underwriting commissions on sales of shares after allowances to brokers and dealers, all amounts are presented in the following table:

                                  SDI
                              Underwriting
                               Commissions
                               -----------
Large Cap Value Fund .......   $  4,173
Security Equity Fund:
  Equity Series ............     65,887
  Global Series ............    (21,234)
  Social Awareness Series ..      5,698
  Mid Cap Value Series .....     69,802
  Small Cap Growth Series ..      5,236
  Enhanced Index Series ....      3,023
  International Series .....        446
  Select 25 Series .........      6,277
  Large Cap Growth Series ..        911
  Technology Series ........      1,606
Security Mid Cap Growth Fund     21,783

  Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 30, 2002

3. Federal Unrealized Appreciation/Depreciation

   For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at September 30, 2002, were as follows:

                                   Gross           Gross         Net unrealized
                                unrealized      unrealized        appreciation
                               appreciation    depreciation      (depreciation)
                               ------------    ------------      --------------
Large Cap Value Fund .......   $     337,850   $ (11,426,664)   $ (11,088,814)
Security Equity Fund:
  Equity Series ............      78,259,856    (101,674,564)     (23,414,708)
  Global Series ............       4,982,730     (21,915,152)     (16,932,422)
  Social Awareness Series ..       1,119,485      (6,766,538)      (5,647,053)
  Mid Cap Value Series .....       9,982,998     (25,578,274)     (15,595,276)
  Small Cap Growth Series ..         339,916        (844,246)        (504,330)
  Enhanced Index Series ....         296,900      (7,711,613)      (7,414,713)
  International Series .....          10,508        (932,335)        (921,827)
  Select 25 Series .........         482,581      (7,595,721)      (7,113,140)
  Large Cap Growth Series ..         128,880      (4,825,312)      (4,696,432)
  Technology Series ........          26,159      (2,134,175)      (2,108,016)
Security Mid Cap Growth Fund      17,041,763     (39,316,990)     (22,275,227)

4. Investment transactions

   Investment transactions for the year ended September 30, 2002, (excluding overnight investments and short-term commercial paper) were as follows:

                                                Proceeds
                                 Purchases     from Sales
                                 ---------     ----------
Large Cap Value Fund .......   $ 34,443,113   $ 38,718,704
Security Equity Fund:
  Equity Series ............    183,343,757    267,553,641
  Global Series ............     35,199,886     28,603,158
  Social Awareness Series ..        518,361      2,681,545
  Mid Cap Value Series .....    118,971,070     65,497,975
  Small Cap Growth Series ..     65,377,207     76,514,384
  Enhanced Index Series ....     14,817,299     11,394,249
  International Series .....     17,450,602     16,351,982
  Select 25 Series .........      9,412,933     14,490,550
  Large Cap Growth Series ..     10,247,838      1,010,546
  Technology Series ........     11,473,701     10,523,155
Security Mid Cap Growth Fund     78,625,102    113,977,269

5. Open Futures Contracts

                                 Number of                   Contract     Market     Unrealized
                      Position   Contracts   Expiration Date  Amount      Value         Loss
                      --------   ---------   ---------------  ------      -----         ----
Enhanced Index Series
S&P 500 Future ......   Long           3          12/19/02   $ 676,593   $ 611,250   $ (65,343)
S&P 500 E-Mini Future   Long          12          12/20/02     531,810     489,000     (42,810)
                                                                                     ---------
                                                                                     $(108,153)
                                                                                     =========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 30, 2002

6. Capital Share Transactions

   The Funds are authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds for the year ended September 30, 2002 and for the year ending September 30, 2001, respectively were as follows:

                                     2002          2002           2002        2002            2002            2002
                                    Shares        Amount         Shares      Amount          Shares          Amount
                                     Sold          Sold       Reinvested  Reinvested        Redeemed        Redeemed
                                     ----          ----       ----------  ----------        --------        --------
Large Cap Value Fund
  Class A shares ...........       1,193,136   $  6,466,262      33,045   $   197,941      (1,840,565)   $ (10,034,941)
  Class B shares ...........         547,656      2,868,781           -             -        (437,132)      (2,202,677)
  Class C shares ...........         322,760      1,700,069           -             -        (130,743)        (646,451)
  Class S shares ...........           3,996         22,400           -             -         (11,632)         (64,472)
                                  ----------   ------------     -------   -----------     -----------    -------------
  Total ....................       2,067,548   $ 11,057,512      33,045   $   197,941      (2,420,072)   $ (12,948,541)
                                  ==========   ============     =======   ===========     ===========    =============
Security Equity Fund:
 Equity Series
  Class A shares ...........      12,042,285   $ 76,351,535           -   $         -     (19,759,506)   $(125,366,721)
  Class B shares ...........       3,848,604     24,139,027           -             -      (6,134,349)     (36,063,969)
  Class C shares ...........         557,043      3,487,971           -             -        (297,814)      (1,792,974)
  Class S shares ...........           5,465         36,817           -             -         (23,193)        (145,602)
                                  ----------   ------------     -------   -----------     -----------    -------------
  Total ....................      16,453,397   $104,015,350           -   $         -     (26,214,862)   $(163,369,266)
                                  ==========   ============     =======   ===========     ===========    =============
 Global Series
  Class A shares ...........      17,098,344   $193,880,867           -   $         -     (16,093,291)   $(184,491,678)
  Class B shares ...........         527,452      5,999,231           -             -        (657,013)      (7,220,612)
  Class C shares ...........         345,302      3,864,735           -             -        (232,364)      (2,506,573)
  Class S shares ...........           1,324         16,796           -             -          (6,659)         (81,235)
                                  ----------   ------------     -------   -----------     -----------    -------------
  Total ....................      17,972,422   $203,761,629           -   $         -     (16,989,327)   $(194,300,098)
                                  ==========   ============     =======   ===========     ===========    =============
 Social Awareness Series
  Class A shares ...........         193,611   $  3,565,917           -   $         -        (302,641)   $  (5,161,031)
  Class B shares ...........          83,304      1,442,914           -             -        (177,436)      (2,916,322)
  Class C shares ...........          31,525        558,479           -             -         (16,985)        (296,994)
  Class S shares ...........               -              -           -             -          (1,307)         (23,725)
                                  ----------   ------------     -------   -----------     -----------    -------------
  Total ....................         308,440   $  5,567,310           -   $         -        (498,369)   $  (8,398,072)
                                  ==========   ============     =======   ===========     ===========    =============
 Mid Cap Value Series
  Class A shares ...........       2,681,687   $ 57,296,305      43,856   $   908,701      (1,470,203)   $ (30,981,343)
  Class B shares ...........       1,538,369     31,715,651      27,649       546,059        (807,313)     (15,601,038)
  Class C shares ...........       1,079,682     22,853,396       6,475       130,026        (328,860)      (6,235,819)
  Class S shares ...........          24,373        546,845       5,427       111,634        (385,002)      (8,605,244)
                                  ----------   ------------     -------   -----------     -----------    -------------
  Total ....................       5,324,111   $112,412,197      83,407   $ 1,696,420      (2,991,378)   $ (61,423,444)
                                  ==========   ============     =======   ===========     ===========    =============
 Small Cap Growth Series
  Class A shares ...........         532,394   $  5,349,414           -   $         -      (1,230,400)   $ (12,729,785)
  Class B shares ...........         356,036      3,562,949           -             -        (440,539)      (4,272,369)
  Class C shares ...........         171,086      1,682,678           -             -        (131,917)      (1,304,989)
  Class S shares ...........           2,828         32,238           -             -          (8,608)         (85,817)
                                  ----------   ------------     -------   -----------     -----------    -------------
  Total ....................       1,062,344   $ 10,627,279           -   $         -      (1,811,464)   $ (18,392,960)
                                  ==========   ============     =======   ===========     ===========    =============
 Enhanced Index Series
  Class A shares ...........         636,383   $  4,828,573           -   $         -        (332,010)   $  (2,584,386)
  Class B shares ...........         285,356      2,127,224           -             -        (218,166)      (1,721,386)
  Class C shares ...........         161,948      1,271,028           -             -        (101,409)        (786,653)
  Class S shares ...........               -              -           -             -            (339)          (2,701)
                                  ----------   ------------     -------   -----------     -----------    -------------
  Total ....................       1,083,687   $  8,226,825           -   $         -        (651,924)   $  (5,095,126)
                                  ==========   ============     =======   ===========     ===========    =============
 International Series
  Class A shares ...........         826,825   $  5,286,550           -   $         -        (694,269)   $  (4,477,761)
  Class B shares ...........          85,295        542,278           -             -         (20,331)        (135,521)
  Class C shares ...........       1,031,609      6,362,667           -             -      (1,028,566)      (6,416,855)
  Class S shares ...........              29            200           -             -             (29)            (212)
                                  ----------   ------------     -------   -----------     -----------    -------------
  Total ....................       1,943,758   $ 12,191,695           -   $         -      (1,743,195)   $ (11,030,349)
                                  ==========   ============     =======   ===========     ===========    =============
 Select 25 Series
  Class A shares ...........         449,230   $  3,730,554           -   $         -        (513,090)   $  (4,190,883)
  Class B shares ...........         286,019      2,292,073           -             -        (486,519)      (3,816,980)
  Class C shares ...........         129,055      1,038,746           -             -        (115,709)        (927,139)
  Class S shares ...........             553          4,800           -             -          (2,221)         (17,927)
                                  ----------   ------------     -------   -----------     -----------    -------------
  Total ....................         864,857   $  7,066,173           -   $         -      (1,117,539)   $  (8,952,929)
                                  ==========   ============     =======   ===========     ===========    =============
 Large Cap Growth Series
  Class A shares ...........       1,949,955   $ 10,239,483           -   $         -        (345,765)   $  (1,849,654)
  Class B shares ...........         273,903      1,520,855           -             -        (171,225)        (939,344)
  Class C shares ...........         226,975      1,307,126           -             -         (98,345)        (563,377)
  Class S shares ...........             390          2,480           -             -            (707)          (3,960)
                                  ----------   ------------     -------   -----------     -----------    -------------
  Total ....................       2,451,223   $ 13,069,944           -   $         -        (616,042)   $  (3,356,335)
                                  ==========   ============     =======   ===========     ===========    =============
 Technology Series
  Class A shares ...........         452,192   $  1,871,160           -   $         -        (381,209)   $  (1,484,392)
  Class B shares ...........          77,250        287,638           -             -         (17,657)         (60,216)
  Class C shares ...........         188,074        685,197           -             -         (84,120)        (303,103)
  Class S shares ...........              64            280           -             -         (38,526)        (140,632)
                                  ----------   ------------     -------   -----------     -----------    -------------
  Total ....................         717,580   $  2,844,275           -   $         -        (521,512)   $  (1,988,343)
                                  ==========   ============     =======   ===========     ===========    =============
Security Mid Cap Growth Fund
  Class A shares ...........       5,544,892   $ 54,000,517      79,784   $   829,746      (8,196,903)   $ (80,140,831)
  Class B shares ...........         910,549      7,745,638      20,366       189,811      (1,886,546)     (16,408,348)
  Class C shares ...........         589,690      5,405,335       3,053        30,713        (232,494)      (2,003,670)
  Class S shares ...........          22,162        227,995         982        10,135        (200,953)      (1,970,493)
                                  ----------   ------------     -------   -----------     -----------    -------------
  Total ....................       7,067,293   $ 67,379,485     104,185   $ 1,060,405     (10,516,896)   $(100,523,342)
                                  ==========   ============     =======   ===========     ===========    =============

                                        2002 Total           2002 Total
                                   Increase/(Decrease)     Increase/(Decrease)
                                          Shares                 Amount
                                        ----------         -------------
Large Cap Value Fund
  Class A shares ...........              (614,384)        $  (3,370,738)
  Class B shares ...........               110,524               666,104
  Class C shares ...........               192,017             1,053,618
  Class S shares ...........                (7,636)              (42,072)
                                        ----------         -------------
  Total ....................              (319,479)        $  (1,693,088)
                                        ==========         =============
Security Equity Fund:
 Equity Series
  Class A shares ...........            (7,717,221)        $ (49,015,186)
  Class B shares ...........            (2,285,745)          (11,924,942)
  Class C shares ...........               259,229             1,694,997
  Class S shares ...........               (17,728)             (108,785)
                                        ----------         -------------
  Total ....................            (9,761,465)        $ (59,353,916)
                                        ==========         =============
 Global Series
  Class A shares ...........             1,005,053         $   9,389,189
  Class B shares ...........              (129,561)           (1,221,381)
  Class C shares ...........               112,938             1,358,162
  Class S shares ...........                (5,335)              (64,439)
                                        ----------         -------------
  Total ....................               983,095         $   9,461,531
                                        ==========         =============
 Social Awareness Series
  Class A shares ...........              (109,030)        $  (1,595,114)
  Class B shares ...........               (94,132)           (1,473,408)
  Class C shares ...........                14,540               261,485
  Class S shares ...........                (1,307)              (23,725)
                                        ----------         -------------
  Total ....................              (189,929)        $  (2,830,762)
                                        ==========         =============
 Mid Cap Value Series
  Class A shares ...........             1,255,340         $  27,223,663
  Class B shares ...........               758,705            16,660,672
  Class C shares ...........               757,297            16,747,603
  Class S shares ...........              (355,202)           (7,946,765)
                                        ----------         -------------
  Total ....................             2,416,140         $  52,685,173
                                        ==========         =============
 Small Cap Growth Series
  Class A shares ...........              (698,006)        $  (7,380,371)
  Class B shares ...........               (84,503)             (709,420)
  Class C shares ...........                39,169               377,689
  Class S shares ...........                (5,780)              (53,576)
                                        ----------         -------------
  Total ....................              (749,120)        $  (7,765,681)
                                        ==========         =============
 Enhanced Index Series
  Class A shares ...........               304,373         $   2,244,187
  Class B shares ...........                67,190               405,838
  Class C shares ...........                60,539               484,375
  Class S shares ...........                  (339)               (2,701)
                                        ----------         -------------
  Total ....................               431,763         $   3,131,699
                                        ==========         =============
 International Series
  Class A shares ...........               132,556         $     808,789
  Class B shares ...........                64,964               406,757
  Class C shares ...........                 3,043               (54,188)
  Class S shares ...........                     -                   (12)
                                        ----------         -------------
  Total ....................               200,563         $   1,161,346
                                        ==========         =============
 Select 25 Series
  Class A shares ...........               (63,860)        $    (460,329)
  Class B shares ...........              (200,500)           (1,524,907)
  Class C shares ...........                13,346               111,607
  Class S shares ...........                (1,668)              (13,127)
                                        ----------         -------------
  Total ....................              (252,682)        $  (1,886,756)
                                        ==========         =============
 Large Cap Growth Series
  Class A shares ...........             1,604,190         $   8,389,829
  Class B shares ...........               102,678               581,511
  Class C shares ...........               128,630               743,749
  Class S shares ...........                  (317)               (1,480)
                                        ----------         -------------
  Total ....................             1,835,181         $   9,713,609
                                        ==========         =============
 Technology Series
  Class A shares ...........                70,983         $     386,768
  Class B shares ...........                59,593               227,422
  Class C shares ...........               103,954               382,094
  Class S shares ...........               (38,462)             (140,352)
                                        ----------         -------------
  Total ....................               196,068         $     855,932
                                        ==========         =============
Security Mid Cap Growth Fund
  Class A shares ...........            (2,572,227)        $ (25,310,568)
  Class B shares ...........              (955,631)           (8,472,899)
  Class C shares ...........               360,249             3,432,378
  Class S shares ...........              (177,809)           (1,732,363)
                                        ----------         -------------
  Total ....................            (3,345,418)        $ (32,083,452)
                                        ==========         =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 30, 2002

                                     2001           2001             2001          2001            2001            2001
                                    Shares         Amount           Shares        Amount          Shares          Amount
                                     Sold           Sold         Reinvested    Reinvested        Redeemed        Redeemed
                                  ----------   ------------      ----------   ------------     -----------    -------------
Large Cap Value Fund
  Class A shares ...........         735,881   $  4,558,768          67,314   $    419,365      (1,843,890)   $ (11,349,763)
  Class B shares ...........         314,886      1,867,041               -              -        (374,960)      (2,210,790)
  Class C shares ...........         118,356        713,249               -              -         (23,462)        (138,827)
  Class S shares ...........           7,636         46,988               -              -               -                -
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................       1,176,759   $  7,186,046          67,314   $    419,365      (2,242,312)   $ (13,699,380)
                                  ==========   ============      ==========   ============     ===========    =============
Security Equity Fund:
 Equity Series
  Class A shares ...........      10,662,579   $ 83,685,615      12,508,257   $105,569,821     (17,716,938)   $(139,187,533)
  Class B shares ...........       5,051,157     36,396,598       2,779,586     21,764,155      (7,658,980)     (54,701,729)
  Class C shares ...........         323,491      2,382,480          81,177        668,094        (257,235)      (1,840,573)
  Class S shares ...........          17,728        125,404               -              -               -                -
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................      16,054,955   $122,590,097      15,369,020   $128,002,070     (25,633,153)   $(195,729,835)
                                  ==========   ============      ==========   ============     ===========    =============
 Global Series
  Class A shares ...........       4,312,915   $ 60,974,682         716,125   $ 10,323,385      (3,901,765)   $ (56,194,385)
  Class B shares ...........         630,395      8,433,918         424,510      5,775,880        (505,770)      (6,779,678)
  Class C shares ...........         213,028      2,974,473          38,692        545,022         (63,899)        (919,962)
  Class S shares ...........           5,631         73,000               -              -            (296)          (3,356)
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................       5,161,969   $ 72,456,073       1,179,327   $ 16,644,287      (4,471,730)   $ (63,897,381)
                                  ==========   ============      ==========   ============     ===========    =============
 Total Return Series
  Class A shares ...........          90,149   $    885,000           1,100   $     12,185         (77,212)   $    (769,855)
  Class B shares ...........          24,106        241,904           1,140         12,322         (40,382)        (406,545)
  Class C shares ...........          17,309        171,350              22            241          (2,312)         (22,564)
  Class S shares ...........             215          2,000               -              -               -                -
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................         131,779   $  1,300,254           2,262   $     24,748        (119,906)   $  (1,198,964)
                                  ==========   ============      ==========   ============     ===========    =============
 Social Awareness Series
  Class A shares ...........         223,468   $  5,015,472          13,389   $    321,016        (309,079)   $  (6,651,193)
  Class B shares ...........          88,622      1,855,427          10,042        230,222         (77,632)      (1,598,671)
  Class C shares ...........          31,640        688,498             822         19,271          (3,732)         (78,754)
  Class S shares ...........           1,583         36,300               -              -            (276)          (4,974)
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................         345,313   $  7,595,697          24,253   $    570,509        (390,719)   $  (8,333,592)
                                  ==========   ============      ==========   ============     ===========    =============
 Mid Cap Value Series
  Class A shares ...........       1,444,875   $ 30,051,144         164,650   $  3,044,301        (469,581)   $  (9,435,740)
  Class B shares ...........       1,063,580     21,276,502          72,534      1,293,791        (271,334)      (5,238,587)
  Class C shares ...........         296,497      6,105,178          14,564        263,856         (63,422)      (1,226,188)
  Class S shares ...........         385,640      8,151,488               -              -         (30,438)        (619,745)
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................       3,190,592   $ 65,584,312         251,748   $  4,601,948        (834,775)   $ (16,520,260)
                                  ==========   ============      ==========   ============     ===========    =============
 Small Cap Growth Series
  Class A shares ...........         801,567   $ 11,832,144         126,942   $  2,028,028        (899,615)   $ (13,928,471)
  Class B shares ...........         485,512      7,162,892          54,038        830,891        (428,103)      (5,821,539)
  Class C shares ...........         125,855      1,712,588          14,768        231,644         (67,409)        (905,887)
  Class S shares ...........           5,780         67,030               -              -               -                -
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................       1,418,714   $ 20,774,654         195,748   $  3,090,563      (1,395,127)   $ (20,655,897)
                                  ==========   ============      ==========   ============     ===========    =============
 Enhanced Index Series
  Class A shares ...........         197,142   $  1,958,174           6,171   $     64,739         (97,813)   $    (960,272)
  Class B shares ...........         133,817      1,316,759           8,285         85,677        (190,439)      (1,747,232)
  Class C shares ...........          87,057        843,394           5,280         54,649        (113,876)      (1,035,261)
  Class S shares ...........             339          3,000               -              -               -                -
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................         418,355   $  4,121,327          19,736   $    205,065        (402,128)   $  (3,742,765)
                                  ==========   ============      ==========   ============     ===========    =============
 International Series
  Class A shares ...........         158,611   $  1,344,418          16,680   $    160,797        (148,828)   $  (1,247,792)
  Class B shares ...........          22,172        193,922           9,711         92,354         (13,362)        (110,875)
  Class C shares ...........          27,457        235,007          13,100        124,980         (34,997)        (303,804)
  Class S shares ...........               -              -               -              -               -                -
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................         208,240   $  1,773,347          39,491   $    378,131        (197,187)   $  (1,662,471)
                                  ==========   ============      ==========   ============     ===========    =============
 Select 25 Series
  Class A shares ...........         345,987   $  3,334,756               -   $          -        (394,286)   $  (3,787,919)
  Class B shares ...........         232,938      2,261,926               -              -        (306,997)      (2,792,325)
  Class C shares ...........         103,823      1,007,338               -              -        (145,082)      (1,330,897)
  Class S shares ...........           1,668         14,300               -              -               -                -
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................         684,416   $  6,618,320               -   $          -        (846,365)   $  (7,911,141)
                                  ==========   ============      ==========   ============     ===========    =============
 Large Cap Growth Series
  Class A shares ...........         255,450   $  1,992,412               -   $          -         (97,167)   $    (738,305)
  Class B shares ...........         156,711      1,268,854               -              -         (37,462)        (248,258)
  Class C shares ...........         301,454      2,381,104               -              -         (84,435)        (691,711)
  Class S shares ...........             317          2,386               -              -               -                -
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................         713,932   $  5,644,756               -   $          -        (219,064)   $  (1,678,274)
                                  ==========   ============      ==========   ============     ===========    =============
 Technology Series
  Class A shares ...........         666,719   $  4,242,527               -   $          -        (244,687)   $  (1,367,594)
  Class B shares ...........          78,874        524,424               -              -         (29,538)        (170,968)
  Class C shares ...........         186,696      1,176,155               -              -         (25,995)        (133,592)
  Class S shares ...........          52,228        283,350               -              -         (13,766)         (59,619)
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................         984,517   $  6,226,456               -   $          -        (313,986)   $  (1,731,773)
                                  ==========   ============      ==========   ============     ===========    =============
Security Mid Cap Growth Fund
  Class A shares ...........       5,059,861   $ 60,350,578       1,506,092   $ 17,877,361      (4,459,504)   $ (51,400,627)
  Class B shares ...........       1,992,540     21,681,497         359,733      3,870,738      (1,367,759)     (14,013,238)
  Class C shares ...........         380,274      4,315,275          23,047        267,342         (94,313)      (1,049,860)
  Class S shares ...........         241,795      2,780,756               -              -         (63,986)        (657,715)
                                  ----------   ------------      ----------   ------------     -----------    -------------
    Total ..................       7,674,470   $ 89,128,106       1,888,872   $ 22,015,441      (5,985,562)   $ (67,121,440)
                                  ==========   ============      ==========   ============     ===========    =============

                                        2001 Total           2001 Total
                                   Increase/(Decrease)  Increase/(Decrease)
                                          Shares               Amount
                                        ----------           -----------
Large Cap Value Fund
  Class A shares ...........            (1,040,695)          $(6,371,630)
  Class B shares ...........               (60,074)             (343,749)
  Class C shares ...........                94,894               574,422
  Class S shares ...........                 7,636                46,988
                                        ----------           -----------
    Total ..................              (998,239)          $(6,093,969)
                                        ==========           ===========
Security Equity Fund:
 Equity Series
  Class A shares ...........             5,453,898           $50,067,903
  Class B shares ...........               171,763             3,459,024
  Class C shares ...........               147,433             1,210,001
  Class S shares ...........                17,728               125,404
                                        ----------           -----------
    Total ..................             5,790,822           $54,862,332
                                        ==========           ===========
 Global Series
  Class A shares ...........             1,127,275           $15,103,682
  Class B shares ...........               549,135             7,430,120
  Class C shares ...........               187,821             2,599,533
  Class S shares ...........                 5,335                69,644
                                        ----------           -----------
    Total ..................             1,869,566           $25,202,979
                                        ==========           ===========
 Total Return Series
  Class A shares ...........                14,037           $   127,330
  Class B shares ...........               (15,136)             (152,319)
  Class C shares ...........                15,019               149,027
  Class S shares ...........                   215                 2,000
                                        ----------           -----------
    Total ..................                14,135           $   126,038
                                        ==========           ===========
 Social Awareness Series
  Class A shares ...........               (72,222)          $(1,314,705)
  Class B shares ...........                21,032               486,978
  Class C shares ...........                28,730               629,015
  Class S shares ...........                 1,307                31,326
                                        ----------           -----------
    Total ..................               (21,153)          $  (167,386)
                                        ==========           ===========
 Mid Cap Value Series
  Class A shares ...........             1,139,944           $23,659,705
  Class B shares ...........               864,780            17,331,706
  Class C shares ...........               247,639             5,142,846
  Class S shares ...........               355,202             7,531,743
                                        ----------           -----------
    Total ..................             2,607,565           $53,666,000
                                        ==========           ===========
 Small Cap Growth Series
  Class A shares ...........                28,894           $   (68,299)
  Class B shares ...........               111,447             2,172,244
  Class C shares ...........                73,214             1,038,345
  Class S shares ...........                 5,780                67,030
                                        ----------           -----------
    Total ..................               219,335           $ 3,209,320
                                        ==========           ===========
 Enhanced Index Series
  Class A shares ...........               105,500           $ 1,062,641
  Class B shares ...........               (48,337)             (344,796)
  Class C shares ...........               (21,539)             (137,218)
  Class S shares ...........                   339                 3,000
                                        ----------           -----------
    Total ..................                35,963           $   583,627
                                        ==========           ===========
 International Series
  Class A shares ...........                26,463           $   257,423
  Class B shares ...........                18,521               175,401
  Class C shares ...........                 5,560                56,183
  Class S shares ...........                     -                     -
                                        ----------           -----------
    Total ..................                50,544           $   489,007
                                        ==========           ===========
 Select 25 Series
  Class A shares ...........               (48,299)          $  (453,163)
  Class B shares ...........               (74,059)             (530,399)
  Class C shares ...........               (41,259)             (323,559)
  Class S shares ...........                 1,668                14,300
                                        ----------           -----------
    Total ..................              (161,949)          $(1,292,821)
                                        ==========           ===========
 Large Cap Growth Series
  Class A shares ...........               158,283           $ 1,254,107
  Class B shares ...........               119,249             1,020,596
  Class C shares ...........               217,019             1,689,393
  Class S shares ...........                   317                 2,386
                                        ----------           -----------
    Total ..................               494,868           $ 3,966,482
                                        ==========           ===========
 Technology Series
  Class A shares ...........               422,032           $ 2,874,933
  Class B shares ...........                49,336               353,456
  Class C shares ...........               160,701             1,042,563
  Class S shares ...........                38,462               223,731
                                        ----------           -----------
    Total ..................               670,531           $ 4,494,683
                                        ==========           ===========
Security Mid Cap Growth Fund
  Class A shares ...........             2,106,449           $26,827,312
  Class B shares ...........               984,514            11,538,997
  Class C shares ...........               309,008             3,532,757
  Class S shares ...........               177,809             2,123,041
                                        ----------           -----------
    Total ..................             3,577,780           $44,022,107
                                        ==========           ===========


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 30, 2002

7. Options written

The following options written were outstanding for Mid Cap Value Series for the period ended September 30, 2002:

Put Options Written

                                                            Expiration    Exercise  Number of   Market
Common Stock                                                   Date        Price    Contracts    Value
                                                            ----------    --------  ---------   ------
Kerr-McGee Corporation ....................................   10/18/02      55.00        154   $172,480
Mirant Corporation ........................................   11/15/02       7.50      1,130    587,600
Murphy Oil Corporation ....................................   10/18/02      75.00         90     16,650
Shaw Group, Inc. ..........................................   01/17/03      12.50        440     83,600
                                                                                       -----   --------
Total put options outstanding (premiums received, $301,480)                            1,814   $860,330
                                                                                       =====   ========

Call Options Written

                                                            Expiration    Exercise  Number of   Market
Common Stock                                                   Date        Price    Contracts    Value
                                                            ----------    --------  ---------   ------
Ocean Energy, Inc. ........................................   11/15/02      22.50        300   $  9,000
Zions Bancorporation ......................................   10/18/02      50.00        120        600
                                                                                       -----   --------
Total call options outstanding (premiums received, $68,337)                              420   $  9,600
                                                                                       =====   ========

Transactions in options written for Mid Cap Value Series for the period ended September 30, 2002 were as follows:

Put Options Written
                                          Number of     Premium
                                          Contracts      Amount
                                         ----------    ---------
Balance at September 30, 2001 .........         825    $  80,084
Opened ................................       6,068      837,749
Bought Back ...........................        (363)     (48,684)
Expired ...............................      (1,797)    (199,322)
Exercised .............................      (2,919)    (368,347)
                                         ----------    ---------
Balance at September 30, 2002 .........       1,814    $ 301,480
                                         ==========    =========

Call Options Written
                                          Number of     Premium
                                          Contracts      Amount
                                         ----------    ---------
Balance at September 30, 2001 .........         477    $  83,729
Opened ................................       1,900      331,780
Bought Back ...........................        (400)     (60,798)
Expired ...............................        (590)    (132,477)
Exercised .............................        (967)    (153,897)
                                         ----------    ---------
Balance at September 30, 2002 .........         420    $  68,337
                                         ==========    =========

Transactions in options written for International Series for the period ended September 30, 2002 were as follows:

Put Options Written
                                          Number of     Premium
                                          Contracts      Amount
                                         ----------    ---------
Balance at September 30, 2001 .........           -    $       -
Opened ................................     250,000        1,113
Bought Back ...........................           -            -
Expired ...............................    (250,000)      (1,113)
Exercised .............................           -            -
                                         ----------    ---------
Balance at September 30, 2002 .........           -    $       -
                                         ==========    =========

Call Options Written
                                          Number of     Premium
                                          Contracts      Amount
                                         ----------    ---------
Balance at September 30, 2001 .........           -    $       -
Opened ................................   1,529,864       16,281
Bought Back ...........................    (259,565)      (1,017)
Expired ...............................  (1,270,299)     (15,264)
Exercised .............................           -            -
                                         ----------    ---------
Balance at September 30, 2002 .........           -    $       -
                                         ==========    =========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 30, 2002

7. Options written (continued)

The following options written were outstanding for Security Mid Cap Growth Fund for the period ended September 30, 2002:

Put Options Written

                                                            Expiration    Exercise  Number of   Market
Common Stock                                                   Date        Price    Contracts    Value
                                                            ----------    --------  ---------   ------
Western Gas Resource, Inc. ................................   10/18/02      30.00        206   $  9,270
Williams Companies, Inc. ..................................   11/15/02       7.50      1,098    559,980
                                                                                       -----   --------
Total put options outstanding (premiums received, $198,586)                            1,304   $569,250
                                                                                       =====   ========

Call Options Written

                                                            Expiration    Exercise  Number of   Market
Common Stock                                                   Date        Price    Contracts    Value
                                                            ----------    --------  ---------   ------
Anntaylor Stores Corporation ..............................   10/18/02      25.00        250   $  8,750
Apache Corporation ........................................   01/17/03      60.00        129     55,470
Ocean Energy, Inc. ........................................   11/15/02      22.50        290      8,700
Symantec Corporation ......................................   10/18/02      40.00        220      8,800
                                                                                         ---   --------
Total call options outstanding (premiums received, $221,450)                             889   $ 81,720
                                                                                         ===   ========


Transactions in options written for Security Mid Cap Growth Fund for the period ended September 30, 2002 were as follows:

Put Options Written
                                          Number of     Premium
                                          Contracts      Amount
                                         ----------   ----------
Balance at September 30, 2001 .........       1,097   $  116,673
Opened ................................       8,511    1,043,266
Bought Back ...........................           -            -
Expired ...............................      (4,742)    (551,665)
Exercised .............................      (3,562)    (409,688)
                                             ------   ----------
Balance at September 30, 2002 .........       1,304   $  198,586
                                             ======   ==========

Call Options Written
                                          Number of     Premium
                                          Contracts      Amount
                                         ----------   ----------
Balance at September 30, 2001 .........         750   $  314,105
Opened ................................       6,033    1,336,674
Bought Back ...........................        (965)    (314,979)
Expired ...............................      (3,645)    (903,606)
Exercised .............................      (1,284)    (210,744)
                                             ------   ----------
Balance at September 30, 2002 .........         889   $  221,450
                                             ======   ==========

8. Securities Lending Transactions

  In order to generate additional income, certain of the Funds may lend portfolio securities representing up to 33 1/3% of the value of total assets (which includes collateral received for securities on loan) to broker/dealers, institutional investors, or other persons. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at September 30, 2002, the amount of cash received as collateral held at September 30, 2002 and income generated during the period ended September 30, 2002, from the program were as follows:

                                                                                          Market Value of Collateral
                                      Market Value                Income Received          (Money Market Instrument)
                                  of Loaned Securities        from Securities Lending    Purchased with Cash Received
                                  --------------------        -----------------------    ----------------------------
Global Series ......................   $3,634,791                    $      608                    $3,821,256
International Series ...............      546,958                         5,857                       575,127
Large Cap Growth Series ............    1,318,528                         2,426                     1,368,105
Technology Series ..................    1,022,181                         5,053                     1,066,748

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 30, 2002

9. Federal tax matters

  The funds designate as capital gain dividends paid during the fiscal year ended September 30, 2002 for the purpose of the dividends paid deduction on each Fund's federal income tax return as follows:

Security Equity Fund:
  Mid Cap Value Series ...............   $1,771,120
Security Mid Cap Growth Fund .........   $1,099,370

  The tax character of distributions paid during the fiscal years ended September 30, 2001 and 2002, were identical to those reported in the Statement of Changes in Net Assets except as follows:

                                Ordinary       Capital    Return of
                                 Income         Gain       Capital      Total
                                 ------         ----       -------      -----
2001
----
Security Large Cap Value Fund   $462,844     $         -   $     -   $   462,844
Security Mid Cap Growth Fund           -      22,698,990         -    22,698,990

2002
----
Security Large Cap Value Fund   $209,686     $         -   $ 5,607   $   215,293
Security Mid Cap Growth Fund           -       1,079,682    19,688     1,099,370

  As of September 30, 2002 the components of accumulated earnings/(deficit) on a tax basis were identical to those reported in the Statement of Assets and Liabilities except as follows:

                                Undistributed   Undistributed                 Accumulated       Unrealized          Total
                                   Ordinary       Long-Term   Accumulated     Capital and      Appreciation       Accumulated
                                    Income          Gain        Earnings     Other Losses*   (Depreciation)**  Earnings/(Deficit)
                                    ------          ----        --------     -------------   ----------------  ------------------
Security Large Cap Value Fund ....   $ -            $ -           $ -        $(15,665,944)    $(11,088,814)     $(26,754,758)
Security Equity Fund:
  Global Series ..................     -              -             -         (10,555,582)     (16,929,743)      (27,485,325)
  Small Cap Growth Series ........     -              -             -         (15,415,031)        (504,331)      (15,919,362)
  Enhanced Index .................     -              -             -          (2,499,959)      (7,522,866)      (10,022,825)
  International Series ...........     -              -             -          (3,299,391)        (921,388)       (4,220,779)
  Technology Series ..............     -              -             -          (7,895,028)      (2,108,017)      (10,003,045)

*Certain Funds had net capital loss carryovers and deferred post October losses as identified elsewhere in the Notes.

**The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses and the differences between book and tax basis passive foreign investment companies and bond discount accretion.

  In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary dividends (including short-term capital gains) attributable to the fiscal year ended September 30, 2002, which qualify for the dividends received deduction for corporate shareholders are 100% for the Security Large Cap Value Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 30, 2002

As of September 30, 2002, the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains and post-October capital losses that are deferred to the first day of the next fiscal year are as follows:

                                                                   Deferred
                                      Capital Loss               Post-October
                                       Carryovers   Expires In      Losses
                                       ----------   ----------      ------
Security Large Cap Value Fund          $  727,563      2008      $ 7,617,089
                                        7,265,289      2009
                                           56,003      2010
                                       ----------
                                        8,048,855

Security Equity Fund:
  Equity Series                         1,905,805      2009                -
                                       14,878,996      2010
                                       ----------
                                       16,784,801

  Global Series                            28,793      2009        5,539,887
                                        4,986,902      2010
                                       ----------
                                        5,015,695

  Social Awareness Series                  41,086      2009          408,397
                                          132,011      2010
                                       ----------
                                          173,097

  Mid Cap Value Series                          -         -          705,695

  Small Cap Growth Series                 480,474      2009        1,697,101
                                       13,237,456      2010
                                       ----------
                                       13,717,930

  Enhanced Index Series                   138,713      2009        1,492,910
                                          976,489      2010
                                       ----------
                                        1,115,202

  International Series                    286,251      2009        1,322,573
                                        1,690,567      2010
                                       ----------
                                        1,976,818

  Select 25                               368,457      2008        2,630,186
                                        2,259,072      2009
                                        3,363,943      2010
                                       ----------
                                        5,991,472

  Large Cap Growth Series                  58,405      2009        1,393,450
                                          296,393      2010
                                       ----------
                                          354,798

  Technology Series                        78,037      2009        3,811,639
                                        4,005,352      2010
                                       ----------
                                        4,083,389

Security Mid Cap Growth Fund              688,535      2010        1,753,069

The Security Equity Fund - Equity Series inherited approximately $1,504,000 of capital losses (included above) from its merger with Security Equity Fund - Total Return Series (see Note 11), which may be applied against any realized net taxable capital gains in future years or until September 30, 2009, the respective date, whichever occurs first, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 30, 2002

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

                                  Accumulated  Undistributed
                                 Net Realized  Net Investment
                                  Gain (Loss)      Income    Paid-In-Capital
                                  -----------      ------    ---------------
Security Large Cap Value Fund     $       -    $     2,868   $    (2,868)
Security Equity Fund:
  Equity Series                           -         81,009       (81,009)
  Global Series                      71,197        587,354      (658,551)
  Social Awareness Series                 -        217,017      (217,017)
  Mid Cap Value Series              108,721        819,153      (927,874)
  Small Cap Growth Series                 -        515,568      (515,568)
  Enhanced Index Series                   -        114,019      (114,019)
  International Series             (105,917)       549,246      (443,329)
  Select 25                               -        387,288      (387,288)
  Large Cap Growth Series                 -        134,838      (134,838)
  Technology Series                       -        175,277      (175,277)
Security Mid Cap Growth Fund         19,688      1,908,354    (1,928,042)

10. Exchange of Class S shares into Class C shares

  Effective June 3, 2002, the following funds and respective Series exchanged Class S shares for Class C shares. Class C shares acquired all the net assets of Class S shares. The following amounts were exchanged accordingly:

                                 Class S shares   Class S Amount  Class C shares     Class C Amount
                                   Exchanged        Exchanged        Received           Received
                                   ---------        ---------        --------           --------
Security Large Cap Value Fund       (11,495)       ($   63,864)        11,642         $    63,684
Security Equity Fund:
  Equity Series                     (22,930)       ($  143,774)        23,531         $   143,774
  Global Series                      (6,484)       ($   79,107)         6,637         $    79,107
  Social Awareness Series            (1,307)       ($   23,726)         1,339         $    23,726
  Mid Cap Value Series             (368,931)       ($8,260,366)       378,308         $ 8,260,366
  Small Cap Growth Series            (8,547)       ($   85,129)         8,776         $    85,129
  Enhanced Index Series                (339)       ($    2,701)           344         $     2,701
  International Series                  (29)       ($      212)            29         $       212
  Select 25 Series                   (2,220)       ($   17,917)         2,237         $    17,917
  Large Cap Growth Series              (707)       ($    3,960)           711         $     3,960
  Technology Series                 (21,257)       ($   74,611)        21,880         $    74,611
Security Mid Cap Growth Fund       (172,444)       ($1,674,433)       171,913         $ 1,674,433

11. Acquisition of Security Equity Fund - Total Return Series

  Pursuant to a plan of reorganization approved by Security Equity Fund Total Return Series shareholders, Security Equity Fund Equity Series acquired all the net assets of Total Return Series, which totalled $2,421,288 on the closing date of the reorganization, August 27, 2002. A total of 208,971 Class A shares, 153,617 Class B shares and 73,895 Class C shares were issued in exchange for Total Return Series' Class A, B and C shares. In exchange for the assets of Total Return Series 436,483 shares of Equity Series were distributed to Total Return shareholders of record as of immediately after the closing date. A total of $1,203,652 in assets for Class A shares, $808,176 in assets for Class B shares and $409,460 in assets for Class C shares were received in exchange for Total Return Series' assets. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. Total Return's net assets included $504,764 of unrealized depreciation, $56,623 of accumulated net investment loss and $1,503,978 of accumulated realized loss on sale of investments. The aggregate net assets of Equity Series immediately before the acquisition totalled $552,921,881. Following the acquisition, the combined net assets of Equity Series totalled, $555,343,167.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
Security Large Cap Value Fund (formerly known as Security
Growth and Income Fund), Security Equity Fund and Security
Mid Cap Growth Fund (formerly known as Security Ultra Fund)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Large Cap Value Fund (formerly known as Security Growth and Income Fund), Security Equity Fund (comprised of the Equity, Global, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25(R), Large Cap Growth and Technology Series) and Security Mid Cap Growth Fund (formerly known as Security Ultra Fund) (the Funds) as of September 30, 2002, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein, and the statement of changes in net assets for the year ended September 30, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective entities/series constituting the Funds at September 30, 2002, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States.

/s/ Ernst + Young LLP

Kansas City, Missouri
November 8, 2002

--------------------------------------------------------------------------------

SPECIAL SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

  A special meeting of Security Equity Fund-Equity Series, Global Series, Mid Cap Value Series, Social Awareness Series and Select 25 Series of Security Equity Fund, Security Growth and Income Fund, and Security Ultra Fund was held on April 17, 2002. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters are set forth below:

  (1) The approval of an amendment of the Investment Management and Services Agreement with Security Management Company, LLC and each of Security Ultra Fund, Security Equity Series and Global Series, and Security Growth and Income Fund. The following votes were cast regarding this matter:

                                                                   Votes
                                     Votes                        Against/
                                      For                        Abstentions
                                   ----------                    -----------
(a) Security Equity Fund
     Equity Series                 47,887,230                    10,352,149
     Global Series                  3,279,451                       504,625
(b) Security Growth and
     Income Fund                    4,372,231                     1,068,965
(c) Security Ultra Fund             9,967,204                     2,311,836

  (2) The approval of a proposal to change the name of "Security Ultra Fund" to "Security Mid Cap Growth Fund". The following votes were cast regarding this matter:

                                                                   Votes
                                     Votes                        Against/
                                      For                        Abstentions
                                   ----------                    -----------
Security Ultra Fund                11,403,576                       875,464

  (3) The approval of a proposal to change the name of "Security Growth and Income Fund" to "Security Large Cap Value Fund". The following votes were cast regarding this matter:

                                                                   Votes
                                     Votes                        Against/
                                      For                        Abstentions
                                   ----------                    -----------
Security Growth and
 Income Fund                        5,811,210                     1,085,347

  (4) The approval of a proposal to change Security Equity Fund, Select 25 Series from a diversified to a non-diversified fund. The following votes were cast regarding this matter:

                                                                   Votes
                                     Votes                        Against/
                                      For                        Abstentions
                                   ----------                    -----------
Security Equity Fund,
 Select 25 Series                   1,853,470                       257,833

Special Stockholders Meeting

  A special meeting of the stockholders of Security Equity Fund, Equity Series, Global Series, Mid Cap Value Series, and Social Awareness Series, Security Growth and Income Fund and Security Ultra Fund was held on April 30, 2002. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters are set forth below:

  (1) The approval of a Class A distribution plan for Security Growth and Income Fund, Security Ultra Fund, and Security Equity Fund, Equity Series, Global Series, Mid Cap Value Series, and Social Awareness Series. The following votes were cast regarding this matter:

                                                                   Votes
                                     Votes                        Against/
                                      For                        Abstentions
                                   ----------                    -----------
(a) Security Equity Fund
    Equity Series                  47,887,230                    10,352,149
    Global Series                   3,279,451                       504,625
(b) Security Growth and
     Income Fund                    4,372,231                     1,068,965
(c) Security Ultra Fund             9,967,204                     2,311,836

Special Stockholders Meeting

  A special meeting of the stockholders of Security Equity Fund, Total Return Series as held on August 26, 2002. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters are set forth below:

  (1) The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of Security Equity Fund, Total Return Series ("Total Return Fund") by Security Equity Fund, Equity Series ("Equity Fund") solely in exchange for shares of the Equity Fund, followed by the complete liquidation of the Total Return Fund. The following votes were cast regarding this matter:

                                                                   Votes
                                     Votes                        Against/
                                      For                        Abstentions
                                   ----------                    -----------
Security Equity Fund,
 Total Return Series                  206,572                         2,800


--------------------------------------------------------------------------------

DIRECTOR DISCLOSURE
--------------------------------------------------------------------------------
September 30, 2002

                                                                                                                       Number of
                                                                                     Principal                         portfolios in
Name,                         Position(s)              Term of                       occupation(s)                     fund complex
Address and                   held with                office and                    during the past                   overseen by
Age                           the Fund                 length of time served         5 years                           the director
====================================================================================================================================
Donald A. Chubb, Jr.          Director**               1994 to present***            Business broker,                             40
One Security Benefit Place                                                            Griffith & Blair Realtors
Topeka, KS 66636-0001                                                                Manager, Star Sign, Inc.
55
Penny A. Lumpkin              Director**               1993 to present***            President, Vivian's Gift Shop                40
One Security Benefit Place                                                           Vice President, Palmer Companies, Inc.
Topeka, KS 66636-0001                                                                Vice President, Bellairre Shopping Center
62                                                                                   Partner, Goodwin Ent.
                                                                                     Partner, Town Crier
                                                                                     Vice President and Treasurer, Palmer News,
                                                                                      Inc.
                                                                                     Vice President, M/S News, Inc.
                                                                                     Secretary, Kansas City Periodicals
Mark L. Morris, Jr.           Director**               1991 to present***            Independent Investor, Morris Co.             40
One Security Benefit Place                                                           Partner, Mark Morris Associates
Topeka, KS 66636-0001
67
Maynard F. Oliverius          Director                 1998 to present***            President & CEO, Stormont Vail HealthCare    40
One Security Benefit Place
Topeka, KS 66636-0001
58
John D. Cleland               Chairman of the Board    February 2000 to present***   Sr. Vice President and Managing Member       40
One Security Benefit Place    Director*                1991 to present***             Representative, Security Management Company,
Topeka, KS 66636-0001                                                                 LLC
65                                                                                   Sr. Vice President, Security Benefit Group,
                                                                                      Inc.
                                                                                     Sr. Vice President, Security Benefit Life
                                                                                      Insurance Co.
                                                                                     Director & Vice President, Security
                                                                                      Distributors, Inc.
James R. Schmank              President                February 2000 to present***   President and Managing Member                40
One Security Benefit Place    Director*                1997 to present***             Representative, Security Management Company,
Topeka, KS 66636-0001                                                                 LLC
48                                                                                   Sr. Vice President, Security Benefit Group,
                                                                                      Inc.
                                                                                     Sr. Vice President, Security Benefit Life
                                                                                      Insurance Co.
                                                                                      Director, Security Disytributors, Inc.

*These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

**These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Funds.

***Term is until the next annual meeting, or until their successors shall have been duly elected and qualified.

The statement of additional information ("SAI") includes additional information about the Fund Directors and is available upon request without charge by calling 1-800-888-2461.

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

The Security Group                    Security Funds
of Mutual Funds                       Officers and Directors
-------------------------------       ----------------------

Security Large Cap Value Fund         Directors
Security Equity Fund                  ---------
  o Equity Series
  o Global Series                     Donald A. Chubb, Jr.
  o Social Awareness Series           John D. Cleland
  o Mid Cap Value Series              Penny A. Lumpkin
  o Small Cap Growth Series           Mark L. Morris, Jr., D.V.M.
  o Enhanced Index Series             Maynard F. Oliverius
  o International Series              James R. Schmank
  o Select 25 Series
  o Large Cap Growth Series           Officers
  o Technology Series                 --------
Security Mid Cap Growth Fund
Security Income Fund                  John D. Cleland, Chairman of the Board
  o Diversified Income Series         James R. Schmank, President
  o High Yield Series                 Terry A. Milberger, Vice President, Equity Fund
Security Municipal Bond Fund          James P. Schier, Vice President, Equity and Mid Cap Growth Fund
Security Cash Fund                    Cindy L. Shields, Vice President, Equity Fund
                                      Amy J. Lee, Secretary
                                      Christopher D. Swickard, Assistant Secretary
                                      Brenda M. Harwood, Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.


-------------------------------------
[LOGO](R) Security Distributors, Inc.
-------------------------------------

One Security Benefit Place
Topeka, KS 66636-0001


SDI 604 (R9-02)                                                      46-06043-00